SEGALL BRYANT & HAMILL TRUST

(formerly Westcore Trust)

Statement of Additional Information

for

Ticker Symbols
Funds	Retail Class	Institutional Class
SEGALL BRYANT & HAMILL EQUITY FUNDS
Segall Bryant & Hamill Micro Cap Fund (formerly Westcore Micro-Cap Opportunity Fund)	WTMIX	--
Segall Bryant & Hamill Small Cap Value Dividend Fund (formerly Westcore Small-Cap Value Dividend Fund)	WTSVX	WISVX
Segall Bryant & Hamill Small Cap Growth Fund (formerly Westcore Small-Cap Growth Fund)	WTSGX	WISGX
Segall Bryant & Hamill Small Cap Growth Fund II (formerly Westcore Small-Cap Growth Fund II)	--	WTSLX
Segall Bryant & Hamill Smid Cap Value Dividend Fund (formerly Westcore Smid-Cap Value Dividend Fund)	WTSDX	WISDX
Segall Bryant & Hamill Mid Cap Value Dividend Fund (formerly Westcore Mid-Cap Value Dividend Fund)	WTMCX	WIMCX
Segall Bryant & Hamill Mid Cap Value Dividend Fund II (formerly Westcore Mid-Cap Value Dividend Fund II)	WTMGX	WIMGX
Segall Bryant & Hamill Large Cap Dividend Fund (formerly Westcore Large-Cap Dividend Fund)	WTEIX	WILGX
Segall Bryant & Hamill Fundamental International Small Cap Fund (formerly Westcore International Small-Cap Fund)	WTIFX	WIIFX
Segall Bryant & Hamill Global Large Cap Fund (formerly Westcore Global Large-Cap Dividend Fund)	WTMVX	WIMVX
SEGALL BRYANT & HAMILL BOND FUNDS
Segall Bryant & Hamill Plus Bond Fund (formerly Westcore Plus Bond Fund)	WTIBX	WIIBX
Segall Bryant & Hamill Quality High Yield Fund (formerly Westcore Flexible Income Fund)	WTLTX	WILTX
Segall Bryant & Hamill Municipal Opportunities Fund (formerly Westcore Municipal Opportunities Fund)	WTTAX	WITAX
Segall Bryant & Hamill Colorado Tax Free Fund (formerly Westcore Colorado Tax-Exempt Fund)	WTCOX	WICOX

Retail Class and Institutional Class

May 1, 2018

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated May 1, 2018, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class, as applicable, of each particular Fund. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Copies of the Funds’ Prospectus for the Retail Class and Institutional Class (as applicable) may be obtained by calling (800) 392-2673 or by writing ALPS Distributors, Inc. (“ADI”) at Segall Bryant & Hamill Funds, P.O. Box 44323, Denver, CO 80201. The Financial Statements and Financial Highlights of each of the Funds of the Trust and the report of the Trust’s Independent Registered Public Accounting Firm (the “Independent Auditor”) thereon in this SAI are incorporated by reference from the Funds’ Annual Report, which contains additional performance information and may be obtained without charge by writing to the address above or calling the toll-free number above. No other part of the Annual Report is incorporated herein by reference. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Effective April 30, 2018, Segall Bryant & Hamill, LLC completed its acquisition of Denver Investments, the adviser to the Westcore Funds. The combined firm operates under the name Segall Bryant & Hamill and ‘Westcore’ was replaced by ‘Segall Bryant & Hamill’ in all fund names. Segall Bryant & Hamill Funds are managed by Segall Bryant and Hamill, LLC.

Page

THE TRUST	1
INVESTMENT LIMITATIONS	2
TYPES OF INVESTMENTS AND OTHER RISKS	7
PORTFOLIO TURNOVER & BROKERAGE	35
NET ASSET VALUE	40
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	40
DESCRIPTION OF SHARES	43
ADDITIONAL INFORMATION CONCERNING TAXES	45
MANAGEMENT OF THE FUNDS	57
CUSTODIAN AND TRANSFER AGENT	77
PORTFOLIO MANAGERS	78
EXPENSES	85
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	85
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	86
COUNSEL	87
CODES OF ETHICS	87
PROXY VOTING POLICIES AND PROCEDURES	87
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS	87
MISCELLANEOUS	88
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – SUMMARY OF SEGALL BRYANT & HAMILL’S PROXY VOTING POLICY	B-1

i

THE TRUST

The Segall Bryant & Hamill Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This SAI pertains to the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Growth Fund II, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund (each, a “Fund” and collectively, the “Funds”). The Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Growth Fund II, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, and Segall Bryant & Hamill Global Large Cap Fund are sometimes referred to as the “Segall Bryant & Hamill Equity Funds” or “Equity Funds.” The Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund are sometimes referred to as the “Segall Bryant & Hamill Bond Funds” or “Bond Funds.” The Segall Bryant & Hamill Funds offer both Retail and Institutional Classes in this SAI, except the Segall Bryant & Hamill Micro Cap Fund, which only offers the Retail Class and the Segall Bryant & Hamill Small Cap Growth Fund II, which only offers the Institutional Class. For information concerning any investment portfolios offered by the Trust, contact Segall Bryant & Hamill Funds, P.O. Box 44323, Denver, CO 80201 or call (800) 392-2673.

During the last five years, the names of certain portfolios have changed as follows:

Portfolio Name	Portfolio Name History
Segall Bryant & Hamill Micro Cap Fund	Westcore Micro-Cap Opportunity Fund was renamed Segall Bryant & Hamill Micro Cap Fund on May 1, 2018.
Segall Bryant & Hamill Small Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund was renamed Segall Bryant & Hamill Small Cap Value Dividend Fund on May 1, 2018. Westcore Small-Cap Value Fund was renamed Westcore Small-Cap Value Dividend Fund on April 30, 2013.
Segall Bryant & Hamill Small Cap Growth Fund	Westcore Small-Cap Growth Fund was renamed Segall Bryant & Hamill Small Cap Growth Fund on May 1, 2018.
Segall Bryant & Hamill Small Cap Growth Fund II	Westcore Small-Cap Growth Fund II was renamed Segall Bryant & Hamill Small Cap Growth Fund II on May 1, 2018. Westcore Select Fund was renamed Westcore Small-Cap Growth Fund II on December 27, 2016.
Segall Bryant & Hamill Smid Cap Value Dividend Fund	Westcore Smid-Cap Value Dividend Fund was renamed Segall Bryant & Hamill Smid Cap Value Dividend Fund on May 1, 2018.

Portfolio Name	Portfolio Name History
Segall Bryant & Hamill Mid Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund was renamed Segall Bryant & Hamill Mid Cap Value Dividend Fund on May 1, 2018. Westcore Mid-Cap Value Fund was renamed Westcore Mid-Cap Value Dividend Fund on April 30, 2013.
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Westcore Mid-Cap Value Dividend Fund II was renamed Segall Bryant & Hamill Mid Cap Value Dividend Fund II on May 1, 2018. Westcore MIDCO Growth Fund was renamed Westcore Mid-Cap Value Dividend Fund II on December 27, 2016.
Segall Bryant & Hamill Large Cap Dividend Fund	Westcore Large-Cap Dividend Fund was renamed Segall Bryant & Hamill Large Cap Dividend Fund on May 1, 2018. Westcore Growth Fund was renamed Westcore Large-Cap Dividend Fund on December 27, 2016.
Segall Bryant & Hamill Fundamental International Small Cap Fund	Westcore International Small-Cap Fund was renamed Segall Bryant & Hamill Fundamental International Small Cap Fund on May 1, 2018.
Segall Bryant & Hamill Global Large Cap Fund	Westcore Global Large-Cap Dividend Fund was renamed Segall Bryant & Hamill Global Large Cap Fund on May 1, 2018. Westcore Blue Chip Dividend Fund was renamed Westcore Global Large-Cap Dividend Fund on April 29, 2016. Westcore Blue Chip Fund was renamed Westcore Blue Chip Dividend Fund on April 30, 2013.
Segall Bryant & Hamill Plus Bond Fund	Westcore Plus Bond Fund was renamed Segall Bryant & Hamill Plus Bond Fund on May 1, 2018.
Segall Bryant & Hamill Quality High Yield Fund	Westcore Flexible Income Fund was renamed Segall Bryant & Hamill Quality High Yield Fund on May 1, 2018.
Segall Bryant & Hamill Municipal Opportunities Fund	Westcore Municipal Opportunities Fund was renamed Segall Bryant & Hamill Municipal Opportunities Fund on May 1, 2018.
Segall Bryant & Hamill Colorado Tax Free Fund	Westcore Colorado Tax-Exempt Fund was renamed Segall Bryant & Hamill Colorado Tax Free Fund on May 1, 2018.

INVESTMENT LIMITATIONS

The Funds (other than Segall Bryant & Hamill Colorado Tax Free Fund, which is non-diversified) are diversified portfolios of the Trust.

The Prospectus for the Funds describes the Funds’ investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for each Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Segall Bryant & Hamill Equity or Segall Bryant & Hamill Bond Funds (other than the Segall Bryant & Hamill Colorado Tax Free Fund) may not, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

Additional fundamental investment limitations for each Fund (except the Segall Bryant & Hamill Large Cap Dividend Fund and the Segall Bryant & Hamill Plus Bond Fund) are listed below. With the exceptions noted below, the Funds may not:

1.       Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2.       Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3.       Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4.       Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5.       Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

6.       Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.*

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Segall Bryant & Hamill, LLC (the “Adviser”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group.

*Solely with respect to the Segall Bryant & Hamill Municipal Opportunities Fund, fundamental investment limitation No. 6 above is replaced with the following:

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time, provided that municipal bonds shall not be regarded as an industry or group of industries for purposes of the foregoing.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

As a non-fundamental policy, each of the Funds (except the Segall Bryant & Hamill Large Cap Dividend Fund and the Segall Bryant & Hamill Plus Bond Fund) may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

The Segall Bryant & Hamill Large Cap Dividend Fund and the Segall Bryant & Hamill Plus Bond Fund may not:

1.      Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

2.      Purchase securities of companies for the purpose of exercising control.

3.      Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

4.      Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.      Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

6.      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

7.      Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

8.      Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund’s transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.      Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

10.    Purchase any securities that would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) asset-backed securities are considered an industry.

For the purpose of limitation No. 3 above, the phrase “otherwise permitted by the 1940 Act” includes investments that are permitted under Section 12(d) of the 1940 Act and any rules promulgated or exemptive orders issued in connection with that section of the 1940 Act.

For purposes of limitation No. 7 above, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees and “total assets” includes the value of the collateral for the securities on loan.

For the purposes of limitation No. 9, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 10 above, the Trust currently intends to use the industry classifications utilized by the Adviser within the investment team’s portfolio management processes.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

The Segall Bryant & Hamill Colorado Tax Free Fund may not:

1.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

2.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from Colorado state income tax.

3.      As a non-fundamental policy, write or sell put options, call options, straddles, spreads or any combination thereof.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

TYPES OF INVESTMENTS AND OTHER RISKS

The Funds’ principal investment strategies and risks are described in each Fund’s Prospectus. The following details certain types of investments, strategies and certain strategies and non-principal risks that may apply to a Fund. Each Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Asset-Backed Securities (Segall Bryant & Hamill Bond Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Collateralized Debt Obligations (Segall Bryant & Hamill Bond Funds, other than the Segall Bryant & Hamill Colorado Tax Free Fund)

The Segall Bryant & Hamill Bond Funds are subject to additional risks in that each may invest in collateralized debt obligations (“CDOs”). CDOs are typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the 1933 Act, and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

Commodity Interests

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

Segall Bryant & Hamill, LLC (the “Adviser”), intends to comply with the requirements of the CEA by at all times either (i) operating the Funds in a manner consistent with the restrictions of Rule 4.5, including filing, if applicable, a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”).

Corporate Debt Securities (Segall Bryant & Hamill Bond Funds, other than the Segall Bryant & Hamill Colorado Tax Free Fund)

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Cybersecurity Risk (All Funds)

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Funds. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the 1940 Act prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Funds’ potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

Credit Default Swaps (Segall Bryant & Hamill Bond Funds). The Funds may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is selling protection, a Fund will segregate or “earmark” liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to a Fund).

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case such Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The Funds may enter into credit default swap transactions as either a purchaser or seller up to 5% of the Fund’s net assets in aggregate based on the transaction notional amounts. The funds will only enter into credit default swap transactions with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.

Futures. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by the Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, NFA, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, the Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Rule 4.5 under the CEA exempts an adviser of a fund that invests in “commodity interests” from registration as a CPO provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser intends to either: (i) comply with the requirements of the CEA by operating each Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate each Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Futures Contracts on Foreign Currencies. To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return, hedge the Fund's exposure to currencies relative to the Fund benchmark or a level determined by the Adviser, or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Funds may take a “short” position to reduce the Fund's exposure to closer align with the exposure to the currency weight within the Fund's benchmark or a level determined by the Adviser or seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Funds' portfolio securities. On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it seeks to increase the Fund's exposure to closer align with the exposure to the currency weight within the Fund's benchmark or a level determined by the Adviser or when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

Margin Payments. Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with the Funds’ custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Funds have purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Funds will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Funds have purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Funds would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Funds’ position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Funds, and the Funds realize a loss or gain.

Options. The Funds may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that the Funds may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that the Funds maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that the Funds own or have the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Funds will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Funds will effect a closing purchase transaction to close out any existing call option on that security. If the Funds are unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the option expires or the Funds deliver the underlying security upon exercise.

By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or a Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Funds. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, the Funds would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Options with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

Options on Futures Contracts. The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Security Futures Contracts. The Funds may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Funds can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Funds can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Funds may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Funds’ portfolio securities. On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds’ securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds’ portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

The Funds will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Structured Securities (Segall Bryant & Hamill Bond Funds). The Funds may invest in structured securities such as equity-linked structured notes. Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Dollar Roll Transactions (Segall Bryant & Hamill Bond Funds, other than the Segall Bryant & Hamill Colorado Tax Free Fund)

Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. Each Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Each Fund will engage in dollar roll transactions solely for the purpose of acquiring securities for its portfolio and not for investment leverage.

Equity Securities (All Funds except Segall Bryant & Hamill Colorado Tax Free Fund)

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions (All Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

The Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. The Funds will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Funds would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to the Funds if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

The Funds may maintain “short” positions in forward foreign currency exchange transactions whereby the Funds would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to the Funds’ investments, the Funds would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Illiquid Securities (All Funds)

A Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid. The Funds consider illiquid securities to be those securities which the Adviser does not believe could be sold in an orderly transaction within seven business days at approximately the value at which they are being carried on a Fund’s books. Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases. A security’s illiquidity might prevent the sale of the security at a time when the Adviser might wish to sell. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. In addition, these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Restricted securities will be subject to the 15% limitation unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A. Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Adviser monitors the liquidity of restricted securities in each of the Funds’ portfolios under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Investment Companies (All Funds, with certain exceptions)

The Funds may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, all the Funds may invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Funds will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various ETFs, subject to the Funds’ investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the New York Stock Exchange and NYSE MKT. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure (All Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

The Funds’ investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts. A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Funds’ performance.

Non-U.S. Issuers. Segall Bryant & Hamill Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers. Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States. Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries. For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of a Fund’s investment in such securities.

Non-U.S. Traded Securities. Segall Bryant & Hamill Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States. Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

Except for the Segall Bryant & Hamill Global Large Cap Fund and the Segall Bryant & Hamill Fundamental International Small Cap Fund, which may invest an unlimited amount in non-U.S. traded securities, each of the Equity Funds may invest up to 10% of its assets in non-U.S. traded securities. Each of the Segall Bryant & Hamill Quality High Yield Fund and Segall Bryant & Hamill Plus Bond Fund may invest up to 25% of its assets in non-U.S. dollar denominated securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars. Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations. Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities. These and other factors could make it difficult to effect transactions, potentially causing the Funds to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries. The Funds may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds. Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts. Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”). These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities. EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities. Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in depositary receipts, such as ADRs, a Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure. Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Lower-Rated Securities (All Funds)

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Funds’ shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Funds could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Funds’ net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in a Fund’s portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Funds involved may continue to hold the security if the Adviser decides this is appropriate.

Master Limited Partnerships (All Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in the master limited partnership.

Money Market Instruments (All Funds)

The Funds may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Funds’ total assets at the time of purchase.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by the Funds in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Funds intend to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities (Segall Bryant & Hamill Bond Funds)

Mortgage-Backed Securities Generally. Mortgage-backed securities held by the Segall Bryant & Hamill Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.

Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Funds’ net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Each Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Real Estate Investment Trusts (“REITs”) (All Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

A pro rata portion of REIT fees and expenses will be borne by a Fund’s shareholders. These fees and expenses are in addition to fees charged directly to the Funds and borne by Fund shareholders in connection with their operations.

Repurchase Agreements (All Funds)

In a repurchase agreement, the Funds agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Funds as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Funds. If, in the future, the Funds enter into repurchase agreements with deemed maturities in excess of seven days, the Funds would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Funds’ net assets.

The repurchase price under repurchase agreements entered into by the Funds generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities (All Funds)

The Funds may invest in restricted securities which are securities subject to legal or contractual restrictions on resale. These may include private placements of equity securities issued by issuers who have publicly traded equity securities of the same class issued and outstanding (“private investment in public equity” or “PIPES”). In many cases, PIPES are subject to contractual restrictions on resale. As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Funds or less than their fair market value. If any privately placed securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration. The Funds’ investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Funds may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of a Fund during periods that qualified institutional buyers become uninterested in purchasing these securities. Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. Additionally, from time to time under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

Reverse Repurchase Agreements (All Funds)

The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Funds sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Funds sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of three hundred percent. Should the value of a Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore asset coverage to three hundred percent.

Rights Offerings and Warrants to Purchase (All Funds)

The Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Funds involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price. This could occur when there is no movement in the level of the underlying security.

Securities Lending (All Funds other than the Segall Bryant & Hamill Colorado Tax Free Fund)

A Fund may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Funds and whose securities are eligible for purchase under the objectives, policies and limitations of the Funds.

Stand-By Commitments (Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund)

The Segall Bryant & Hamill Municipal Opportunities Fund and the Segall Bryant & Hamill Colorado Tax Free Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified Tax-Exempt Obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the Adviser’s sole opinion, present minimal credit risks. Each Fund’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with each Fund’s normal method of valuation.

Tax-Exempt Obligations (Segall Bryant & Hamill Bond Funds)

Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities. Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

Certain investments of the Funds may be subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Temporary Defensive Positions (All Funds)

The Segall Bryant & Hamill Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include short-term debt-securities, cash and cash equivalents. If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective. Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Trust Preferred Securities (Segall Bryant & Hamill Bond Funds)

The Segall Bryant & Hamill Bond Funds are subject to additional risks in that each may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities, which have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS(sm)”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. Although Trust Preferred Securities may be readily marketable, there can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Fund, to sell their holdings.

U.S. Government Obligations (All Funds)

Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Such investments are further described under the caption “Mortgage Related Securities.”

Variable and Floating Rate Instruments (Segall Bryant & Hamill Bond Funds)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund’s illiquid assets.

When-Issued Purchases and Forward Commitments (All Funds)

The Funds may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Funds to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Funds would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because the Funds are required to segregate liquid assets in an amount sufficient to satisfy the purchase price until the settlement date cash, the Funds’ liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, it will segregate liquid high-grade debt obligations or other eligible liquid assets equal to the amount of the purchase or the commitment in accordance with SEC guidance. The market value of the segregated assets will be monitored and in the event of a decline, the Fund will be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund’s commitments. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases the Funds may realize a capital gain or loss.

When the Funds engage in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of the other party to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Funds’ net asset value starting on the day the Funds agree to purchase the securities. The Funds do not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in a Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon and Pay-In-Kind Securities (Segall Bryant & Hamill Bond Funds)

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be considered more speculative than other securities and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends). Tax legislation enacted in 2017 known as the Tax Cuts and Jobs Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. It is uncertain whether the new tax legislation could accelerate the recognition by a Fund of original issue discount for income tax purposes.

Special Considerations Regarding Investments in Colorado Obligations (Segall Bryant & Hamill Colorado Tax Free Fund)

The concentration of the Segall Bryant & Hamill Colorado Tax Free Fund in securities generally issued by governmental units of only one state exposes the Segall Bryant & Hamill Colorado Tax Free Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

The Segall Bryant & Hamill Colorado Tax Free Fund believes the information summarized below describes some of the more significant factors and current developments relating to securities of (i) the State of Colorado (the “State”) and (ii) municipalities or other political subdivisions or instrumentalities of the State of Colorado which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions.

The sources of such information include the official publications of the State, including the Economic and Fiscal Review dated March 19, 2018 from the Governor’s Office of State Planning and Budgeting (the “March 2018 Review”), the Colorado Comprehensive Annual Financial Report for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as well as other publicly available documents. As such, the information summarized does not reflect developments subsequent to the publication dates of the abovementioned sources. The following is intended to serve only as a summary of complex factors affecting Colorado, and the Trust has not independently verified the accuracy or completeness of, or made any independent updates with respect to, any of the information set forth below, or of the views and projections attributed to the abovementioned sources, but is not aware of any facts that would render such information materially inaccurate as of the date of this SAI.

Economic Factors

General Fund Outlook. According to the March 2018 Review, the State’s General Fund revenue is expected to increase by approximately 12.9 percent in fiscal year 2017-18 and 3.2 percent in fiscal year 2018-19 thanks in part to strong economic growth, an increase in corporate income tax receipts, additional investment income gains, and impacts from the federal 2017 Tax Cuts and Jobs Act. The more modest growth rate projected for fiscal year 2018-19 is, according to the March 2018 Review, based on expected lower employment growth and income tax revenue growth, combined with the assumption that many of the factors supporting revenue growth in fiscal year 2017-18 will not carry over.

Tax Revenue. As noted above, the March 2018 Review expects the 2017 Tax Cuts and Jobs Act to increase individual and corporate income tax revenue at the state level to a significant degree. However, it is not certain whether those increases are sustainable or whether they will be one-time effects.

The March 2018 Review further attributes increasing individual income tax collections to various factors, including continued high demand for labor in Colorado (leading to stronger growth in wage withholdings) as well as delayed realization of capital gains resulting from postponement of sales (that were made in expectation of investor-friendly changes to the federal tax code). Business income, rental income, and oil and gas royalties, plus stock market gains, were also identified as factors in the significant increase.

Although corporate income tax collections have decreased in prior years, the March 2018 Review expects an increase of 38.6 percent in fiscal year 2017-18, reversing a trend of weakening since 2015 that was attributable to declines in commodity prices and global economic conditions. The combination of higher corporate earnings, economic expansion, and corporation-friendly changes to the federal tax code is anticipated to lay the groundwork for a strong rebound in state corporate income tax payments. Future increases are, however, not expected to be as stark, due to constraints such as higher business costs.

Sales and use taxes increased modestly in fiscal year 2016-17 and, according to the March 2018 Review, are expected to increase again by 9.6 percent in fiscal year 2017-18. A portion of the increase is expected to be attributable to tax rate increases on retail marijuana sales.

Employment. The March 2018 Review observes that initial claims for unemployment fell in November 2017 to their lowest level since September 2000, and that unemployment in Colorado remained low as of December 2017 (the 2017 Annual Report indicated that unemployment would likely average 2.8 percent for 2017, which contrasted with 3.3 percent in 2016). Although this was identified as a positive environment for job seekers, the March 2018 Review also noted that the low level of unemployment was possibly constraining growth insofar as employers faced challenges in hiring.

Wages and Income. As indicated in the 2017 Annual Report, the Office of State Planning and Budgeting projected that wages and salary income would increase by 5.7 percent in 2017 and by 5.1 percent in 2018, while total personal income was projected to increase by 5.4 percent in 2017 and 5.1 percent in 2018. These increases are driven in part by the tight labor market, which has exerted an upward pressure on wages.

Other Economic Risks. The March 2018 Review and 2017 Annual Report summarized a number of risks that may affect current state projections, including possible inflation risk as the economy shows some signs of overheating, as well as possible international trade disputes, which the March 2018 Review notes could affect trade flows and investment in a manner that negatively impacts the Colorado economy. While expectations for the overall state economy remain positive, those expectations have shifted towards more modest growth in the face of slower employment gains and higher housing prices.

Restrictions on Appropriation and Revenues. A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or “TABOR”) limits the State’s revenue growth with certain exceptions, TABOR limits the growth rate of State revenues to the combination of (i) the percentage change in the State’s population and (ii) inflation (as measured by the Consumer Price Index for All Urban Consumers (CPI-U) for Denver-Boulder-Greeley) for all items. The exceptions include federal funds, gifts, property sales, refunds, damage awards, reserve transfers or expenditures, voter-approved revenue changes and pension fund contributions and earnings. The State must refund revenues in excess of the TABOR limit unless voters allow the State to retain the surplus. TABOR also limits the legislature’s ability to raise taxes, to borrow money, and to increase spending limits (including the 6% limit on General Fund expenditure growth). Taxes can be raised only by a vote of the people at an annual election, except in the event of a declared emergency. Multiple year borrowings can be only be undertaken after voter approval. The TABOR limits are calculated and applied at the statewide level without regard to fund type; however, TABOR refunds have historically been paid from the General Fund. Government-run businesses accounted for as enterprise funds that have the authority to issue bonded debt and that receive less than ten percent of annual revenues from State and local governments are exempted from the TABOR revenue limits. TABOR further requires the State and each local government to reserve a minimum of three percent of fiscal year nonexempt revenues for emergencies.

TABOR refunds are also affected by the “ratchet down effect.” The ratchet down effect occurs because each subsequent year’s TABOR limit is based on the lesser of such current year’s revenues or such current year’s limit. A permanent reduction in the State’s ability to retain revenues results when revenues are below the limit.

Debt. Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases that are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Effect of Civil Actions: At any given time there may be (i) civil actions pending against the State or political subdivisions thereof, which could, if determined adversely to such parties, affect their expenditures and, in some cases, their revenues; or (ii) civil actions involving private parties, the outcomes of which may have direct of collateral impacts on the bonds in which the Colorado Tax Free Fund invests.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Funds, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions. The Segall Bryant & Hamill Municipal Opportunities Fund had an annualized portfolio turnover rate over 100% for the fiscal year ended December 31, 2017. Any significant variation in the Fund’s portfolio turnover rates over the last two recently completed fiscal years was due generally to changes in market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Funds provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause any of the Funds to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Segall Bryant & Hamill, LLC estimates that approximately 25% to 50% for domestic equity and 50% to 75% for international equities of the commission paid for trades where Segall Bryant & Hamill, LLC receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Segall Bryant & Hamill, LLC negotiates the execution cost with the executing broker. Segall Bryant & Hamill, LLC estimates that approximately 10% to 25% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

During the fiscal years ended December 31, 2017, 2016 and 2015 the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

	Fiscal Year Ended, December 31, 2017	Fiscal Year Ended, December 31, 2016	Fiscal Year Ended, December 31, 2015
Segall Bryant & Hamill Micro Cap Fund	$45,764	$57,034	$192,186
Segall Bryant & Hamill Small Cap Value Dividend Fund	506,061	447,586	566,620
Segall Bryant & Hamill Small Cap Growth Fund	6,166	13,589	14,610
Segall Bryant & Hamill Small Cap Growth Fund II	54,046	105,193	84,162
Segall Bryant & Hamill Smid Cap Value Dividend Fund	1,804	474	N/A
Segall Bryant & Hamill Mid Cap Value Dividend Fund	157,952	121,313	55,660
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	48,585	136,572	84,837
Segall Bryant & Hamill Large Cap Dividend Fund	2,836	25,600	33,389
Segall Bryant & Hamill Fundamental International Small Cap Fund	139,342	183,570	726,795
Segall Bryant & Hamill Global Large Cap Fund	22,446	64,448	64,665
Segall Bryant & Hamill Plus Bond Fund	N/A	N/A	700
Segall Bryant & Hamill Quality High Yield Fund	N/A	770	880
Aggregate Commissions	$985,002	$1,156,149	$1,824,504

For the same periods, the Segall Bryant & Hamill Colorado Tax Free Fund and the Segall Bryant & Hamill Municipal Opportunities Fund did not pay any brokerage commissions. During the fiscal years ended December 31, 2017, 2016 and 2015 no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

During the fiscal years ended December 31, 2017, 2016 and 2015 the Adviser caused the Funds to enter into brokerage transactions through a broker that involved third party Research Arrangements in the amounts set forth below.

	Fiscal Year Ended December 31, 2017		Fiscal Year Ended December 31, 2016		Fiscal Year Ended December 31, 2015
	Principal Amount	Commission	Principal Amount	Commission	Principal Amount	Commission
Segall Bryant & Hamill Micro Cap Fund	$18,248,603	$39,296	$18,308,874	$48,507	$58,454,797	$159,609
Segall Bryant & Hamill Small Cap Value Dividend Fund	374,303,728	462,690	298,852,043	374,682	435,211,944	473,619
Segall Bryant & Hamill Small Cap Growth Fund	4,040,416	4,495	9,948,439	12,453	8,614,063	11,914
Segall Bryant & Hamill Small Cap Growth Fund II	37,605,805	41,141	179,850,956	104,805	80,963,954	57,024
Segall Bryant & Hamill Smid Cap Value Dividend Fund	1,174,149	1,623	374,729	474	N/A	N/A
Segall Bryant & Hamill Mid Cap Value Dividend Fund	117,946,034	109,978	70,641,457	73,344	49,162,420	39,658
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	29,386,535	30,823	216,658,086	129,946	77,765,963	58,721
Segall Bryant & Hamill Large Cap Dividend Fund	4,957,662	2,667	67,943,506	24,130	52,156,816	24,056
Segall Bryant & Hamill Fundamental International Small Cap Fund	42,217,056	72,156	57,727,582	115,215	301,024,394	539,646
Segall Bryant & Hamill Global Large Cap Fund	13,100,570	19,297	43,951,148	54,484	46,728,099	49,008
Segall Bryant & Hamill Plus Bond Fund	0	0	0	0	0	0
Segall Bryant & Hamill Quality High Yield Fund	0	0	765,841	560	1,884,780	840
Segall Bryant & Hamill Municipal Opportunities Fund	0	0	0	0	N/A	N/A

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds. It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. As of December 31, 2016, none of the Funds held securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities.

As of December 31, 2017, did not hold securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions. In addition, the Segall Bryant & Hamill Colorado Tax Free Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Adviser or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

Investment decisions for each Fund are made independently from those for the other Funds. However, the Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by ADI.

Shares of all Segall Bryant & Hamill Funds may be exchanged for shares of all other Segall Bryant & Hamill Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of each Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans – All Segall Bryant & Hamill Funds

Individual Retirement Accounts. An Individual Retirement Account (“Traditional IRA”) may invest in the Trust. Traditional IRAs are available to individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions). Distributions are included in gross income, except to the extent of any nondeductible contributions. Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) may also invest in the Trust. Roth IRAs are available to individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement. A single individual with modified adjusted gross income of up to $133,000 in 2017 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $196,000 in 2017). An individual with modified adjusted gross income of up to $10,000 in 2017 who is married, lives with his or her spouse at any time during the year and files his or her income taxes separately from his or her spouse may contribute to a Roth IRA. Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income. Contributions to a Roth IRA are not deductible. “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs. A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. The opportunity to convert to a Roth IRA is available to all individuals regardless of income. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent that it is a return of nondeductible Traditional IRA contributions). The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $5,500 ($6,500 for an individual aged 50 or older) in 2018 or 100% of his or her taxable compensation for the year or, if the individual is married and files a joint return and his or her compensation is less than that of his or her spouse, the combined taxable compensation of the individual and his or her spouse, less his or her spouse’s contributions to Traditional and Roth IRAs for the year. Factors discussed above may further reduce an individual’s contribution limit.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs that are invested in the Trust, if the employer sponsors a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements). SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts. A Coverdell Education Savings Account (“Coverdell ESA”) may invest in the Trust. Coverdell ESAs are available to individuals who wish to use shares of the Funds as a funding medium to save for a child’s education. A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the modified adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax. Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.” Qualified higher education expenses include post-secondary education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions). A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA vehicles that may invest in the Funds. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at (800) 392-2673. The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of twenty-six outstanding classes of shares, consisting of thirteen retail share classes and thirteen institutional share classes, with a retail and institutional share class for the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund, and a retail class for the Segall Bryant & Hamill Micro Cap Fund, and an institutional class for the Segall Bryant & Hamill Small Cap Growth Fund II. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f-2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

The following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

With respect to (i) above, the Internal Revenue Service (the “IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if a Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is any net long-term capital gains in excess of the net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income, if any, that a Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, as its capital gain dividends in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund during taxable years beginning on or before December 22, 2010 may be carried forward for up to eight years following the year of the loss. Other unused capital losses may be carried forward indefinitely until they are used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed.

A regulated investment company may elect to treat any post-October capital loss (defined as a Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31, as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that each Fund will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both a Fund and its shareholders. If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares. Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income” below.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The Segall Bryant & Hamill Colorado Tax Free Fund and the Segall Bryant & Hamill Municipal Opportunities Fund will qualify to pay exempt-interest dividends only if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

Exempt-interest dividends paid by the Segall Bryant & Hamill Colorado Tax Free Fund or the Segall Bryant & Hamill Municipal Opportunities Fund are exempt from regular federal income taxes, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of these Funds’ distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. Federal income tax purposes.

Shares of the Segall Bryant & Hamill Colorado Tax Free Fund and the Segall Bryant & Hamill Municipal Opportunities Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.

Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest derived by the Segall Bryant & Hamill Colorado Tax Free Fund or the Segall Bryant & Hamill Municipal Opportunities Fund could subject a shareholder to or increase the shareholder’s liability under the federal alternative minimum tax, depending on the shareholder’s personal or corporate tax position. Under tax legislation enacted in 2017, corporations are no longer subject to the alternative minimum tax for their taxable years beginning after December 31, 2017.

In addition, neither the Segall Bryant & Hamill Colorado Tax Free Fund nor the Segall Bryant & Hamill Municipal Opportunities Fund may be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” owned by the Fund or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and (x) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities, or (y) occupies more than five percent of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” generally include certain (i) related natural persons, (ii) members of a controlled group of corporations, (iii) partnership and its partners, and (iv) S corporations and its shareholders.

The Tax Cuts and Jobs Act of 2017, discussed below, does not change the tax-exempt status of municipal bonds. Therefore, the tax-exempt status of the Segall Bryant & Hamill Colorado Tax-Exempt Fund and the Segall Bryant & Hamill Municipal Opportunities Fund will generally not change due to the Act.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any exempt-interest dividend received and any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Tax Cuts and Jobs Act

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) substantially alters the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers, but it does alter the income thresholds at which such tax rates become applicable.

The Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITS. Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Funds.

If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Any investments by a Fund in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares. Distributions by the Segall Bryant & Hamill Colorado Tax Free Fund or the Segall Bryant & Hamill Municipal Opportunities Fund from accruals of original issue discount on municipal bonds are generally expected to qualify as exempt-interest dividends.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Under the tax law that was in place prior to the 2017 Tax Act, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes.  For such purposes, both original issue discount and market discount are accrued currently on a constant yield to maturity basis regardless of whether an election is made to include such income currently.  It is uncertain whether the new tax legislation will accelerate the recognition by a Fund of original issue discount or market discount for income tax purposes.

Each Fund’s investments in financial instruments and futures contacts and options, and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring each Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. A portion or all of the recognized taxable income may be ordinary income or short-term capital gain and thus may be taxable to shareholders as ordinary income. In the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares unless the Fund either makes an election to recognize income annually during the period of its ownership of the shares, or makes an election to recognize income annually with respect to its shares of the PFIC on a mark-to-market basis. Such elections may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under the 2017 Tax Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The 2017 Tax Act does not contain any provision permitting a regulated investment company, such as a Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

A Fund may make one or more of the elections available under the Code that apply to straddles. Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear and investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if a Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Funds do not expect to qualify for either election described in this paragraph, and make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. A Fund may invest in REITs that hold residual interests in REMICs. Tax-exempt investors should consult with their own tax advisors concerning the impact of these rules before investing in a Fund.

Backup Withholding

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The percentage required to be withheld is currently twenty-four percent.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that it is subject to backup withholding may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares that are redeemed, exchanged, or otherwise sold, and indicate whether the shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund must also report the gross proceeds from the sale of Fund shares.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, provided (in each case) that the taxpayer’s gross income as adjusted exceeds a certain amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes ordinary income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but does not include exempt-interest dividends received from the Fund. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

INDEPENDENT TRUSTEES
Mary K. Anstine Age 77	Chairman Trustee	Since January 1, 2013 Since February 22, 2006	● Retired, September 2004 – present; ● President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 – 2004; ● Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961 – 1994.	14	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).

John A. DeTore, CFA Age 59	Trustee	Since December 31, 2009	● CIO, Mauldin Solutions (investment management), 2018 ● CEO/Founder, United Alpha, LLC (investment management firm), 2003 – 2017; ● CIO, GRT United Alpha, LLC (investment management), 2006 – 2017; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; ● Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	14	None
Rick A. Pederson Age 65	Trustee	Since February 13, 2007

●   President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present;

●   Partner, Bow River Capital Partners (private equity management), 2003 – present;

●   Advisor, Pauls Corporation (real estate investment management and development), 2008 – present;

●   Advisory Board, Neenan Company (construction services), 2002 – present;

●   Board Member, Prosci Inc. (private business services), 2013 – 2016;

●   Board Member, Citywide Banks (Colorado community bank), 2014 – 2016; Advisory Board, 2017 – present;

●   Board Member, Professional Pediatric Health Care, Inc. (a Denver-based home nursing firm), 2014 – 2016;

●   Director, National Western Stock Show (not-for-profit organization), 2010 – present;

●   Director, Biennial of the Americas (not-for-profit-organization), 2009 – 2016;

●   Board Member, IRI Consulting (human resources management consulting firm), 2017 – present;

●   Board Member, History Colorado (nonprofit association), 2015 – present;

●   Board Member, Strong-Bridge Consulting, 2015 – present;

●   Board Member, Rail Pros, 2016 – present;

●   Board Member, Boettcher Foundation (not-for-profit), 2018 – present.

				14	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

James A. Smith Age 65	Trustee	Since December 31, 2009

●   Board Member, Western Rivers Conservancy (non-profit), 2014 – present;

●   Private Equity Consultant, 2003 – 2016;

●   Trustee, The Nature Conservancy (non-profit), July 2007-present; Chairman June 2014 –June 2016;

●   Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 – May 2009;

●   Chairman and CEO, StellarOne Corp. (software development company), 2003;

●   Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001 – 2002;

●   President and CEO Qwest Dex (yellow pages), 1997 – 2001;

●   Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 – 1997.

				14	None
Douglas M. Sparks CPA (Inactive) Age 74	Trustee	Since December 31, 2009	● Retired, 2000 – present; ● General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998 – 2000; ● Partner, Ernst & Young LLP, (public accounting) 1981 – 1995; ● Senior Manager, Ernst & Young LLP, (public accounting) 1977 – 1981; ● Staff Professional, Ernst & Young LLP, (public accounting) 1968 – 1977.	14	None
Janice M. Teague, Retired CPA Age 64	Trustee	Since February 13, 2007	● Retired, June 2003 – present; ● Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 – May 2003; ● Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 – May 2003; ● Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	14	None

Name, Address and Age[1]	Position(s)Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Age 54 Segall Bryant & Hamill, LLC 540 West Madison Street Suite 1900 Chicago, IL 60661	President	Since May 1, 2018	● Chief Executive Officer, Principal Segall Bryant & Hamill, LLC, 2006 – present
Jasper R. Frontz, CPA, CFA Age 49 Segall Bryant & Hamill, LLC 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer	Since February 12, 1997

●  Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

●  Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

●  Registered Representative, ALPS Distributors, Inc., 1995 – present.

	Chief Compliance Officer	Since September 29, 2004
Megan Hadley Koehler Age 39 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since May 1, 2018	● Vice President and Senior Counsel, ALPS Fund Services, Inc. 2014 – Present; ● Associate Counsel, Atlantic Fund Administration, LLC, 2008 – 2014.
Ryan Johanson Age 34 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since August 24, 2017

●  Fund Controller, ALPS Fund Services, Inc. July 2016 - present; Financial Reporting Manager, December 2014 - July 2016; Financial Reporting Supervisor, July 2012 - December 2014, ALPS Fund Services, Inc.

●  Consultant for PricewaterhouseCoopers, LLP (Audit Senior) November 2011 – April 2012, The Siegfried Group.

●  Audit Supervisor 2010-2011, Audit Senior 2009-2010, Staff Accountant 2006-2009, Spicer Jeffries LLP.

[1]	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

[2]	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently twenty Funds in the Fund Complex, including eighteen Segall Bryant & Hamill Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Chief Investment Officer of Mauldin Solutions LLC. Previously, Mr. DeTore was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, and is a Partner and Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, an Advisory Board member at Neenan Co., a construction services company, a Board Member of Citywide Banks, a community bank, and a Director of two not-for-profit organizations, the National Western Stock Show and Biennial of the Americas. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been a Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Segall Bryant & Hamill, LLC to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board's periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee is comprised of Mses. Anstine and Teague and Mr. Sparks (Chairman). All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2017.

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. The Investment Review Committee is comprised of Messrs. DeTore, Smith and Pederson (Chairman). The Investment Review Committee met four times during the fiscal year ended December 31, 2017.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee is comprised of Mr. Sparks, and Mses. Teague and Anstine (Chairman), each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2017.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2017:

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine

Segall Bryant & Hamill Smid Cap Value Dividend Fund

$50,001 - $100,000

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

$50,001 - $100,000

Segall Bryant & Hamill Plus Bond Fund

$10,001 - $50,000

Segall Bryant & Hamill Colorado Tax Free Fund

Over $100,000

All other Funds: None

Over $100,000
John A. DeTore	All Segall Bryant & Hamill Funds: None	None
Rick A. Pederson	Segall Bryant & Hamill Micro Cap Fund Over $100,000 Segall Bryant & Hamill Small Cap Growth Fund Over $100,000	Over $100,000
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Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee

Segall Bryant & Hamill Small Cap Growth Fund II

$50,001 - $100,000

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

$50,001 - $100,000

Segall Bryant & Hamill Fundamental International Small Cap Fund

$1 - $10,000

Segall Bryant & Hamill Plus Bond Fund

$50,001 - $100,000

All other Funds: None

James A. Smith

Segall Bryant & Hamill Small Cap Growth Fund II

$10,001 - $50,000

Segall Bryant & Hamill Mid Cap Value Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Large Cap Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Global Large Cap Fund

$10,001 - $50,000

All other Funds: None

Over $100,000

Segall Bryant & Hamill Micro Cap Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Value Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Growth Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Growth Fund II

$1 - $10,000

Segall Bryant & Hamill Fundamental International Small Cap Fund

$1 - $10,000

All other Funds: None

Over $100,000
Janice Teague

Segall Bryant & Hamill Micro Cap Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Value Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Growth Fund

$10,001 - $50,000

Segall Bryant & Hamill Small Cap Growth Fund II

$10,001 - $50,000

Segall Bryant & Hamill Smid Cap Value Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Mid Cap Value Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

$10,001 - $50,000

Segall Bryant & Hamill Large Cap Dividend Fund

$10,001 - $50,000

Segall Bryant & Hamill Fundamental International Small Cap Fund

$10,001 - $50,000

Segall Bryant & Hamill Global Large Cap Fund

$10,001 - $50,000

Segall Bryant & Hamill Plus Bond Fund

$10,001 - $50,000

Segall Bryant & Hamill Quality High Yield Fund

$10,001 - $50,000

Segall Bryant & Hamill Municipal Opportunities Fund

$10,001 - $50,000

Segall Bryant & Hamill Colorado Tax Free Fund

$10,001 - $50,000

Over $100,000

As of March 31, 2018, the Trustees and officers of the Trust, as a group, 1.99% of the net assets of the Segall Bryant & Hamill Smid Cap Value Dividend Fund (Retail Class), 3.96% of the net assets of the Segall Bryant & Hamill Small Cap Growth Fund (Institutional Class), 19.97% of the net assets of the Segall Bryant & Hamill Small Cap Growth Fund (Retail Class), 3.78% of the net assets of the Segall Bryant & Hamill Global Large Cap Fund (Institutional Class), and 2.76% of the net assets of the Segall Bryant & Hamill Micro Cap Fund.

The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares:

Segall Bryant & Hamill Mid Cap Value Dividend Fund – Retail and Institutional Class

Segall Bryant & Hamill Mid Cap Value Dividend Fund II – Retail and Institutional Class

Segall Bryant & Hamill Smid Cap Value Dividend Fund – Institutional Class

Segall Bryant & Hamill Small Cap Value Dividend Fund – Retail and Institutional Class

Segall Bryant & Hamill Small Cap Growth Fund II – Retail and Institutional Class

Segall Bryant & Hamill Global Large Cap Fund – Retail Class

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

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Also, as of December 31, 2017, none of the Independent Trustees owns shares or has an equity interest in the Adviser or ALPS Distributors, Inc., the Funds’ principal underwriter or any affiliate thereof.

As of May 1, 2017, each Independent Trustee receives an annual fee of $30,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. As of January 1, 2017, the President receives a fee of $5,000 per regularly scheduled Board meeting. The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2017:

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Mary K. Anstine, Chairman/Trustee	$58,000	--	$58,000
John A. DeTore, Trustee	50,500	--	50,500
Rick A. Pederson, Trustee	55,500	--	55,500
James A. Smith, Trustee	53,000	--	53,000
Douglas M. Sparks, Trustee	56,500	--	56,500
Robert L. Stamp**	28,208	--	28,208
Janice M. Teague, Trustee	77,000	--	77,000
Jasper R. Frontz, Chief Compliance Officer	140,000	--	140,000

*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were twenty funds in the Fund Complex: the eighteen Segall Bryant & Hamill Funds currently offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern 360 Engage Fund, which are also advised by Segall Bryant & Hamill, LLC.

**	Mr. Stamp resigned as a Trustee to the Fund effective November 15, 2011. Compensation reported here for Mr. Stamp is deferred compensation resulting from his participation in the Trust’s Deferred Compensation Plan.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

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The Adviser, of which Mr. Frontz, Treasurer of the Trust, is a Principal and Chief Compliance Officer, receives compensation as the investment advisor and co-administrator. ALPS Fund Services, Inc. (“ALPS”), of which Mr. Johanson and Ms. Koehler are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Funds pursuant to Advisory Agreements. In the Advisory Agreements, the Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

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The current Advisory Agreement for the Segall Bryant & Hamill Small Cap-Growth Fund II, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Colorado Tax Free Fund became effective on November 1, 2000. The Advisory Agreement for the Segall Bryant & Hamill Plus Bond Fund and Segall Bryant & Hamill Colorado Tax Free Fund was amended effective May 1, 2012 to reduce the advisory fee by 10 basis points. The Advisory Agreement for the Segall Bryant & Hamill Small Cap Value Dividend Fund became effective on December 13, 2004, the Advisory Agreement for the Segall Bryant & Hamill Micro Cap Fund became effective on February 13, 2008, and the Advisory Agreement for the Segall Bryant & Hamill Small Cap Growth Fund became effective on December 19, 2013. The Advisory Agreement for the Segall Bryant & Hamill Smid Cap Value Dividend Fund and the Segall Bryant & Hamill Municipal Opportunities Fund became effective on December 15, 2016. The Advisory Agreement for Segall Bryant & Hamill Mid Cap Value Fund was amended effective April 30, 2017 to reduce the advisory fee by 10 basis points.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Management Fee
Segall Bryant & Hamill Micro Cap Fund	1.00%
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.00%
Segall Bryant & Hamill Small Cap Growth Fund	1.00%
Segall Bryant & Hamill Small Cap Growth Fund II	0.65%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.65%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	0.65%
Segall Bryant & Hamill Large Cap Dividend Fund	0.65%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.20%
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.40%
Segall Bryant & Hamill Colorado Tax Free Fund	0.40%

Segall Bryant & Hamill, LLC has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit each of the affected Funds’ Retail Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”). The Retail Class Total Annual Fund Operating Expenses Limits are reflected as computed in the Financial Highlights Table in the Prospectus. The Total Annual Fund Operating Expense Limits are in effect from April 30, 2018 until at least April 30, 2020. Each of the affected Fund’s Retail Class Total Annual Operating Expense Limit is provided below:

Total Annual Retail Class Fund Operating

Fund	Expense Limit
Segall Bryant & Hamill Micro Cap Fund	1.30%
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Fund	Expense Limit
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.30%
Segall Bryant & Hamill Small Cap Growth Fund	1.24%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	1.20%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	1.15%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	1.15%
Segall Bryant & Hamill Large Cap Dividend Fund	0.89%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.50%
Segall Bryant & Hamill Global Large Cap Fund	0.99%
Segall Bryant & Hamill Plus Bond Fund	0.55%
Segall Bryant & Hamill Quality High Yield Fund	0.85%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%

With respect to the Segall Bryant & Hamill Small Cap Growth Fund II, Segall Bryant & Hamill, LLC has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit such Fund’s ratio of expenses to average net assets as reported in the Fund’s Financial Highlights to no more than 1.15% for the Fund’s Institutional Class (formerly Retail Class prior to December 27, 2016) from April 30, 2018 until at least April 30, 2020. With respect to the Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill, LLC has agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional other expenses commencing April 29, 2016 so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights do not exceed 1.44%.

In addition, from May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/reimbursements described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points.” These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods:

Year Ended December 31, 2017

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Segall Bryant & Hamill Micro Cap Fund	$135,456	$(85,009)	$--	$50,447
Segall Bryant & Hamill Small Cap Value Dividend Fund	2,021,111	(293,808)	--	1,727,303
Segall Bryant & Hamill Small Cap Growth Fund	51,295	(51,295)	--	--
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Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Segall Bryant & Hamill Small Cap Growth Fund II	248,761	--	--	248,761
Segall Bryant & Hamill Smid Cap Value Dividend Fund	5,030	(5,030)	--	--
Segall Bryant & Hamill Mid Cap Value Dividend Fund	573,443	(12,080)	--	561,363
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	216,358	(33,867)	--	182,491
Segall Bryant & Hamill Large Cap Dividend Fund	73,837	(73,837)	--	--
Segall Bryant & Hamill Fundamental International Small Cap Fund	885,065	(227,642)	--	657,423
Segall Bryant & Hamill Global Large Cap Fund	340,663	(110,169)	--	230,494
Segall Bryant & Hamill Plus Bond Fund	4,268,603	(2,518,304)	--	1,750,299
Segall Bryant & Hamill Quality High Yield Fund	353,337	(96,820)	--	256,517
Segall Bryant & Hamill Municipal Opportunities Fund	25,579	(25,579)	--	--
Segall Bryant & Hamill Colorado Tax Free Fund	977,324	(410,659)	--	566,665

Year Ended December 31, 2016

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Segall Bryant & Hamill Micro Cap Fund	$136,607	$(107,617)	$--	$28,990
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,892,160	(292,990)	--	1,599,170
Segall Bryant & Hamill Small Cap Growth Fund	51,592	(98,150)	46,558	--
Segall Bryant & Hamill Small Cap Growth Fund II	292,866	(41,030)	--	251,836
Segall Bryant & Hamill Smid Cap Value Dividend Fund	105	(14,874)	14,769	--
Segall Bryant & Hamill Mid Cap Value Dividend Fund	483,246	(29,162)	--	454,084
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	392,057	(17,247)	--	374,810
Segall Bryant & Hamill Large Cap Dividend Fund	160,220	(52,075)	--	108,145
Segall Bryant & Hamill Fundamental International Small Cap Fund	953,412	(259,064)	--	694,348
Segall Bryant & Hamill Global Large Cap Fund	282,023	(106,715)	--	175,308
Segall Bryant & Hamill Plus Bond Fund	4,638,757	(2,972,213)	--	1,666,544
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Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Segall Bryant & Hamill Quality High Yield Fund	305,154	(82,240)	--	222,914
Segall Bryant & Hamill Municipal Opportunities Fund	108	(20,984)	20,876	--
Segall Bryant & Hamill Colorado Tax Free Fund	879,382	(412,417)	--	466,965

Year Ended December 31, 2015

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Segall Bryant & Hamill Micro Cap Fund	$304,246	$(110,430)	$--	$193,816
Segall Bryant & Hamill Small Cap Value Dividend Fund	2,717,036	(245,591)	--	2,471,445
Segall Bryant & Hamill Small Cap Growth Fund	74,156	(74,156)	(37,840)	--
Segall Bryant & Hamill Small Cap Growth Fund II	503,893	--	--	503,893
Segall Bryant & Hamill Mid Cap Value Dividend Fund	415,837	--	--	415,837
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	613,320	(16,429)	--	596,891
Segall Bryant & Hamill Large Cap Dividend Fund	218,797	(22,841)	--	195,956
Segall Bryant & Hamill Fundamental International Small Cap Fund	2,795,932	(268,546)	--	2,527,386
Segall Bryant & Hamill Global Large Cap Fund	301,197	(85,719)	--	215,478
Segall Bryant & Hamill Plus Bond Fund	5,163,375	(2,185,047)	--	2,978,328
Segall Bryant & Hamill Quality High Yield Fund	287,733	(96,893)	--	190,840
Segall Bryant & Hamill Colorado Tax Free Fund	700,300	(211,981)	--	488,319

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Adviser on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

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The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI, an affiliate of ALPS (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. For the fiscal years ended December 31, 2017, 2016 and 2015, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators

Pursuant to an Administration Agreement, ALPS and Segall Bryant & Hamill, LLC serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in each Fund’s operations.

The Annual Administration Fees payable to the Administrator are allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

Effective May 1, 2012, ALPS has entered into an Administration, Bookkeeping and Pricing Services Agreement (the “ALPS Administration Agreement”) to maintain the financial accounts and records of the Funds, to compute the net asset value and certain other financial information of the Funds and generally assist in each Fund’s operations. ALPS receives a fee for such services based on the Trust’s assets.

Also effective May 1, 2018, Segall Bryant & Hamill, LLC, through assignment, is a party to an Administration Agreement (the “SBH Administration Agreement”) to assist in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by the Funds; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Funds; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations and generally assist in the each Fund’s operations.

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The table below provides the fees to be paid by the Funds, pursuant to the SBH Administration Agreement discussed above:

Asset Level	Annual Administrative Fee
First $3.5 billion in average daily net assets of the Trust	0.10%
Net assets greater than $3.5 billion in average daily net assets of the Trust	0.05%

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived, pursuant to the fee waiver agreements as discussed earlier, for the last three years.

Fiscal Year Ended December 31, 2017

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Micro Cap Fund	$18,287	$--	$18,287
Segall Bryant & Hamill Small Cap Value Dividend Fund	272,843	--	272,843
Segall Bryant & Hamill Small Cap Growth Fund	6,925	--	6,925
Segall Bryant & Hamill Small Cap Growth Fund II	51,686	--	51,686
Segall Bryant & Hamill Smid Cap Value Dividend Fund	849	--	849
Segall Bryant & Hamill Mid Cap Value Dividend Fund	113,294	--	113,294
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	44,932	--	44,932
Segall Bryant & Hamill Large Cap Dividend Fund	15,332	--	15,332
Segall Bryant & Hamill Fundamental International Small Cap Fund	99,563	--	99,563
Segall Bryant & Hamill Global Large Cap Fund	70,755	--	70,755
Segall Bryant & Hamill Plus Bond Fund	1,646,414	--	1,646,414
Segall Bryant & Hamill Quality High Yield Fund	106,007	--	106,007
Segall Bryant & Hamill Municipal Opportunities Fund	8,627	--	8,627
Segall Bryant & Hamill Colorado Tax Free Fund	329,848	--	329,848

Fiscal Year Ended December 31, 2016

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Micro Cap Fund	$18,390	$--	$18,390
Segall Bryant & Hamill Small Cap Value Dividend Fund	255,440	--	255,440
Segall Bryant & Hamill Small Cap Growth Fund	6,961	--	6,961
Segall Bryant & Hamill Small Cap Growth Fund II	60,660	--	60,660
Segall Bryant & Hamill Smid Cap Value Dividend Fund	17	--	17
Segall Bryant & Hamill Mid Cap Value Dividend Fund	87,008	--	87,008
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	81,309	--	81,309
Segall Bryant & Hamill Large Cap Dividend Fund	33,239	--	33,239
Segall Bryant & Hamill Fundamental International Small Cap Fund	107,234	--	107,234
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Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Global Large Cap Fund	58,589	--	58,589
Segall Bryant & Hamill Plus Bond Fund	1,789,013	--	1,789,013
Segall Bryant & Hamill Quality High Yield Fund	91,574	--	91,574
Segall Bryant & Hamill Municipal Opportunities Fund	34	--	34
Segall Bryant & Hamill Colorado Tax Free Fund	296,861	--	296,861

Fiscal Year Ended December 31, 2015

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Micro Cap Fund	$41,198	$--	$41,198
Segall Bryant & Hamill Small Cap Value Dividend Fund	367,826	--	367,826
Segall Bryant & Hamill Small Cap Growth Fund	10,038	--	10,038
Segall Bryant & Hamill Small Cap Growth Fund II	104,946	--	104,946
Segall Bryant & Hamill Mid Cap Value Dividend Fund	75,040	--	75,040
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	127,705	--	127,705
Segall Bryant & Hamill Large Cap Dividend Fund	45,565	--	45,565
Segall Bryant & Hamill Fundamental International Small Cap Fund	315,502	--	315,502
Segall Bryant & Hamill Global Large Cap Fund	62,721	--	62,721
Segall Bryant & Hamill Plus Bond Fund	1,996,570	--	1,996,570
Segall Bryant & Hamill Quality High Yield Fund	86,537	--	86,537
Segall Bryant & Hamill Colorado Tax Free Fund	236,904	--	236,904

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made. For the period January 1, 2017 through December 31, 2017, the Trust reimbursed Denver Investments $3,158,349.

72

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of each Fund subject to an overall minimum.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

As of March 31, 2018, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

SMALL CAP GROWTH TEAM
	Fitzsimons	Begun

Registered Investment Companies
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Pooled Accts
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Accts
Assets	$2,260,227	$2,260,227
# of Accounts	2	2

Performance Based
Assets	$0	$0
# of Accounts	0	0

Grand Totals
Assets	$2,260,227	$2,260,227
# of Accounts	2	2

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

INTERNATIONAL TEAM
	Fenley	Duhon

Registered Investment Companies
Assets	$0	$0
# of Accounts	0	0

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Pooled Accts
Assets	$18,365,508	$18,365,508
# of Accounts	1	1

Performance Based
Assets	$0	$0
# of Accounts	0	0

Other Accts
Assets	$1,490,309	$1,490,309
# of Accounts	3	3

Performance Based
Assets	$0	$0
# of Accounts	0	0

Grand Totals
Assets	$19,855,817	$19,855,817
# of Accounts	4	4

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

VALUE TEAM
	Anguilm	Ramirez	Adelmann	Ruehle

Registered Investment Companies
Assets	$195,817,666	$195,817,666	$195,817,666	$195,817,666
# of Accounts	2	2	2	2

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Accts
Assets	$552,771,439	$552,771,439	$552,771,439	$552,771,439
# of Accounts	66*	66*	66*	66*

Performance Based
Assets	$376,016,562	$376,016,562	$376,016,562	$376,016,562
# of Accounts	2	2	2	2

Grand Totals
Assets	$748,589,105	$748,589,105	$748,589,105	$748,589,105
# of Accounts	68*	68*	68*	68*

*	Total Accounts for Anguilm, Ramirez, Adelmann, and Ruehle includes 42 accounts within separately managed account (SMA) wrap programs which Segall Bryant & Hamill, LLC serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

QUANTITATIVE TEAM
Kuppinger

Registered Investment Companies
Assets	$0
# of Accounts	0

Performance Based
Assets	$0
# of Accounts	0

Other Pooled Accts
Assets	$0
# of Accounts	0

Performance Based
Assets	$0
# of Accounts	0

Other Accts
Assets	$0
# of Accounts	0

Performance Based
Assets	$0
# of Accounts	0

Grand Totals
Assets	$0
# of Accounts	$0

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

FIXED INCOME TEAM
	Harris	Johnson	Shea	Foley	Hewitson

Registered Investment Companies
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$1,597,599,035	$0	$0	$64,539,394	$971,919,604
# of Accounts	40	0	0	22	11

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Grand Totals
Assets	$1,597,599,035	$0	$0	$64,539,394	$971,919,604
# of Accounts	40	0	0	22	11

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Segall Bryant & Hamill Funds Portfolio Manager Compensation Structure Disclosure

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from the Adviser’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of the Adviser.

The Adviser believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

Ownership of Securities. The table below identifies ownership in the Segall Bryant & Hamill Funds by each portfolio manager as of December 31, 2017:

Portfolio Manager	Fund	Ownership Range

Brian Fitzsimons	Segall Bryant & Hamill Small Cap Growth Fund	$500,000 - $1,000,000

Mitch Begun	Segall Bryant & Hamill Small Cap Growth Fund	$500,000 - $1,000,000

John Fenley	Segall Bryant & Hamill Fundamental International Small Cap Fund	$1,000,000 - $2,000,000

Jeremy Duhon	Segall Bryant & Hamill Fundamental International Small Cap Fund	$500,000 - $1,000,000

Derek Anguilm	Segall Bryant & Hamill Global Large Cap Fund	$100,000 - $500,000
Derek Anguilm	Segall Bryant & Hamill Mid Cap Value Dividend Fund	$100,000 - $500,000
Derek Anguilm	Segall Bryant & Hamill Smid Cap Value Dividend Fund	$10,000 - $50,000
Derek Anguilm	Segall Bryant & Hamill Small Cap Value Dividend Fund	$100,000 - $500,000

Mark Adelmann	Segall Bryant & Hamill Global Large Cap Fund	$100,000 - $500,000
Mark Adelmann	Segall Bryant & Hamill Mid Cap Value Dividend Fund	$100,000 - $500,000
Mark Adelmann	Segall Bryant & Hamill Smid Cap Value Dividend Fund	$10,000 - $50,000
Mark Adelmann	Segall Bryant & Hamill Small Cap Value Dividend Fund	$100,000 - $500,000

Lisa Ramirez	Segall Bryant & Hamill Global Large Cap Fund	$50,000 - $100,000
Lisa Ramirez	Segall Bryant & Hamill Mid Cap Value Dividend Fund	$50,000 - $100,000
Lisa Ramirez	Segall Bryant & Hamill Small Cap Value Dividend Fund	$50,000 - $100,000
Lisa Ramirez	Segall Bryant & Hamill Smid Cap Value Dividend Fund	$50,000 - $100,000

Alex Ruehle	Segall Bryant & Hamill Global Large Cap Fund	$50,000 - $100,000
Alex Ruehle	Segall Bryant & Hamill Mid Cap Value Dividend Fund	$50,000 - $100,000
Alex Ruehle	Segall Bryant & Hamill Small Cap Value Dividend Fund	$50,000 - $100,000

Paul Kuppinger	Segall Bryant & Hamill Micro Cap Fund	$500,000 - $1,000,000

Troy Johnson	Segall Bryant & Hamill Plus Bond Fund	$100,000 - $500,000
Troy Johnson	Segall Bryant & Hamill Quality High Yield Fund	$100,000 - $500,000

Ken Harris	Segall Bryant & Hamill Colorado Tax Free Fund	$100,000 - $500,000
Ken Harris	Segall Bryant & Hamill Municipal Opportunities Fund	$100,000 - $500,000
Ken Harris	Segall Bryant & Hamill Plus Bond Fund	$100,000 - $500,000

Nick Foley	Segall Bryant & Hamill Colorado Tax Free Fund	$10,000 - $50,000
Nick Foley	Segall Bryant & Hamill Municipal Opportunities Fund	$0 - $1,000

Greg Shea	Segall Bryant & Hamill Quality High Yield Fund	$100,000 - $500,000
Greg Shea	Segall Bryant & Hamill Plus Bond Fund	$50,000 - $100,000

Darren Hewitson	Segall Bryant & Hamill Plus Bond Fund	$0 - $1,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Segall Bryant & Hamill Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.sbhfunds.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Funds’ website on or around the 15th of each month and the Funds are allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Funds’ website. Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations. Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Abel/Noser Corp. (Trade Cost Analysis Services used by Adviser)	Daily	None	Daily	Daily
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Segall Bryant & Hamill, LLC (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Eagle Investment Systems (Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Schwab Compliance Technologies (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
Deloitte & Touche LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Segall Bryant & Hamill Funds as previously disclosed in the section titled “Portfolio Managers.” The Adviser has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Funds, these accounts and model portfolios may be managed in an investment style similar to certain Segall Bryant & Hamill Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Funds nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Segall Bryant & Hamill Funds shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 1601 Wewatta Street, Suite 400 Denver, Colorado 80202, serves as Independent Registered Public Accounting Firm for the Funds. The Funds’ financial statements and financial highlights for the fiscal year ended December 31, 2017, have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights included in the Annual Report of the Funds for the fiscal year ended December 31, 2017, are incorporated herein by reference.

COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, the Adviser and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Funds. To execute this responsibility, the Adviser relies heavily on its subscription to Institutional Shareholder Services (ISS). A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.sbhfunds.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at (800) 392-2673.

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations – Segall Bryant & Hamill Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Based on the foregoing calculations, the yields of the Funds for the 30-day period ended December 31, 2017 were as follows:

Fund	30-Day Yield (with fee waivers)	30-Day Yield (without fee waivers)
Segall Bryant & Hamill Plus Bond Fund – Retail Class	2.81%	2.60%
Segall Bryant & Hamill Plus Bond Fund – Institutional Class	2.96%	2.80%
Segall Bryant & Hamill Quality High Yield Fund – Retail Class	3.82%	3.69%
Segall Bryant & Hamill Quality High Yield Fund – Institutional Class	3.99%	3.88%
Segall Bryant & Hamill Colorado Tax Free Fund - Retail Class	2.70%	2.52%
Segall Bryant & Hamill Colorado Tax Free Fund – Institutional Class	2.85%	2.72%

“Tax-Equivalent” Yield Calculations – Segall Bryant & Hamill Colorado Tax Free Fund

The Fund’s “tax-equivalent” yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund’s tax-free yield. The Fund’s tax-equivalent yield will always be higher than its yield. It is calculated by: (a) dividing the portion of the Fund’s yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Based on the foregoing calculations, for Retail Class, the yield and tax-equivalent yield of the Fund for the 30-day period ended December 31, 2017 (after fee waivers) were 2.70% and 5.00%, respectively, and before fee waivers were 2.52% and 4.67%, respectively; and for Institutional Class, the yield and tax-equivalent yield of the Fund for the 30-day period ended December 31, 2017 (after fee waivers) were 2.85% and 5.28%, respectively, and before fee waivers were 2.72% and 5.04%, respectively.

Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 48.03% (assuming a 43.40% federal tax rate, consisting of the maximum stated regular federal tax rate of 39.6% plus the 3.8% surtax imposed on the net investment income of certain taxpayers, and a 4.63% Colorado tax rate and without taking into account the deductibility of the Colorado tax for calculating federal income tax liability) for the Segall Bryant & Hamill Colorado Tax Free Fund. Beginning in the taxable year 2018, the combined effective stated and federal tax rate will decrease by 2.6% due to a decrease in that percentage in the maximum stated regular federal tax rate, and the Tax-Equivalent Yield may therefore overstate the equivalent taxable yield.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results. Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended, the five and ten year periods ended December 31, 2017 and for the periods since commencement of the Funds’ respective operations were as follows:

Fund	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017	Since Inception Retail Class Only To December 31, 2017	Since Inception Institutional Class Only To December 31, 2017
Segall Bryant & Hamill Micro Cap Fund – Retail Class(10)	5.70%	13.39%	N/A	9.80%	N/A
Segall Bryant & Hamill Small Cap Value Dividend Fund – Retail Class (8)	(1.84)%	11.19%	6.71%	N/A	N/A
Segall Bryant & Hamill Small Cap Value Dividend Fund – Institutional Class(9)	(1.67)%	11.41%	6.85%	N/A	N/A
Segall Bryant & Hamill Small Cap Growth Fund – Retail Class(11)	25.98%	N/A	N/A	8.19%	N/A
Segall Bryant & Hamill Small Cap Growth Fund – Institutional Class(11)	25.94%	N/A	N/A	N/A	8.50%
Segall Bryant & Hamill Small Cap Growth Fund II Fund – Institutional Class(6)	33.25%	10.09%	4.49%	N/A	N/A
Segall Bryant & Hamill Smid Cap Value Dividend Fund – Retail Class(13)	1.54%	N/A	N/A	0.80%	N/A
Segall Bryant & Hamill Smid Cap Value Dividend Fund – Institutional Class(13)	1.75%	N/A	N/A	N/A	0.99%
Segall Bryant & Hamill Mid Cap Value Dividend Fund – Retail Class(5)	6.02%	13.53%	6.83%	N/A	N/A
Segall Bryant & Hamill Mid Cap Value Dividend Fund – Institutional Class(12)	6.23%	N/A	N/A	N/A	13.27%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II – Retail Class(1)	6.83%	7.54%	3.90%	N/A	N/A
85

Fund	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017	Since Inception Retail Class Only To December 31, 2017	Since Inception Institutional Class Only To December 31, 2017
Segall Bryant & Hamill Mid Cap Value Dividend Fund II – Institutional Class(9)	6.82%	7.73%	4.06%	N/A	N/A
Segall Bryant & Hamill Large Cap Dividend Fund – Retail Class(2)	16.73%	11.51%	5.66%	N/A	N/A
Segall Bryant & Hamill Large Cap Dividend Fund – Institutional Class(9)	17.10%	11.76%	5.85%	N/A	N/A
Segall Bryant & Hamill Fundamental International Small Cap Fund – Retail Class(7)	33.64%	6.39%	6.17%	N/A	N/A
Segall Bryant & Hamill Fundamental International Small Cap Fund – Institutional Class(12)	33.89%	N/A	N/A	N/A	19.51%
Segall Bryant & Hamill Global Large Cap Fund – Retail Class(2)	19.56%	10.92%	5.60%	N/A	N/A
Segall Bryant & Hamill Global Large Cap Fund – Institutional Class(9)	19.78%	11.10%	5.77%	N/A	N/A
Segall Bryant & Hamill Plus Bond Fund – Retail Class(2)	4.74%	2.61%	4.15%	N/A	N/A
Segall Bryant & Hamill Plus Bond Fund – Institutional Class(9)	4.81%	2.77%	4.29%	N/A	N/A
Segall Bryant & Hamill Quality High Yield Fund – Retail Class(2)	6.18%	5.23%	5.47%	N/A	N/A
Segall Bryant & Hamill Quality High Yield Fund – Institutional Class(9)	6.35%	5.42%	5.63%	N/A	N/A
Segall Bryant & Hamill Municipal Opportunities Fund – Retail Class(13)	8.34%	N/A	N/A	9.55%	N/A
Segall Bryant & Hamill Municipal Opportunities Fund – Institutional Class(13)	8.58%	N/A	N/A	N/A	9.55%
Segall Bryant & Hamill Colorado Tax Free Fund – Retail Class(3)	5.12%	2.49%	3.75%	N/A	N/A
Segall Bryant & Hamill Colorado Tax Free Fund – Institutional Class(12)	5.43%	N/A	N/A	N/A	1.96%

(1)	Commenced Operations on August 1, 1986.
(2)	Commenced Operations on June 1, 1988.
(3)	Commenced Operations on June 1, 1991.
(4)	Reserved.
(5)	Commenced Operations on October 1, 1998.
(6)	Commenced Operations on October 1, 1999.
(7)	Commenced Operations on December 15, 1999.
(8)	Commenced Operations on December 13, 2004.
(9)	Commenced Operations on September 28, 2007.
(10)	Commenced Operations on June 23, 2008.
(11)	Commenced Operations on December 20, 2013.
(12)	Commenced Operations on April 29, 2016.
(13)	Commenced Operations on December 15, 2016.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

86

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

87

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

As of March 31, 2018, the following shareholders owned 5% or more of the outstanding shares of the Funds. In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

88

Segall Bryant & Hamill Small Cap Growth Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	28.34%	16405.6	Record Only
Anthony M. Benjamin New York, NY 10023	13.90%	8048.0	Record and Beneficial
National Financial Services FBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	12.52%	7245.0	Record Only
Roger and Brenda Heckman Breckenridge, CO 80424	12.81%	7418.0	Beneficial Only
Colorado State Bank & Trust Co Cust Judith Truelsen IRA Hoffman Est, IL 60192	8.43%	4879.9	Record and Beneficial
Westcore Trust Deferred Compensation Plan 1290 Broadway, Suite 1100 Denver, Colorado, 80203	7.33%	4240.6	Record Only
Rick Pederson c/o Westcore Trust 1290 Broadway, Suite 1100 Denver, Colorado, 80203	7.33%	4240.6	Beneficial Only
John and Jan Bennett Englewood, CO 80111	5.13%	2967.0	Beneficial Only

Segall Bryant & Hamill Small Cap Growth Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	85.59%	332064.8	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	85.59%	332064.8	Beneficial Only
Mitch Begun c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	19.75%	76621.1	Beneficial Only (1)
Adam C. Bliss c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	14.24%	55246.2	Beneficial Only (1)
Todger Anderson Vail, CO 81657	13.90%	53921.8	Beneficial Only
Steven G. Wine Denver, CO 80202	12.10%	46943.9	Beneficial Only (1)
Brian C. Fitzsimons c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	11.44%	44372.6	Beneficial Only (1)

(1)	Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power. All voting power rests in the hands of the plan sponsor.
89

Segall Bryant & Hamill Small Cap Growth Fund II-Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	52.38%	907301.4	Record Only
National Financial Services FBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	18.53%	320876.4	Record Only
SEI Private Trust Company 717 17th St Ste 1300 Oaks, PA 19456	5.85%	101276.8	Record Only

Segall Bryant & Hamill Global Large Cap Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	19.07%	868799.3	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	10.74%	489156.7	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	7.53%	343095.4	Record Only
SEI Private Trust Company 717 17th St Ste 1300 Oaks, PA 19456	6.59%	300229.4	Record Only
Edward D. Jones & Co., L.P. 201 Progress Pkwy Maryland Heights, MO 63043	6.13%	279364.4	Record Only

Segall Bryant & Hamill Global Large Cap Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	53.43%	257991.9	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	53.43%	257991.9	Beneficial Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	22.98%	110941.9	Record Only
90

Oppenheimer & Co. P.O. Box 5270 Denver, CO 80217-5270	14.18%	68456.2	Record Only
Ann Chafee IRA Denver, CO 80218	14.18%	68456.2	Beneficial Only
Mark M Adelmann c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	7.86%	37943.1	Beneficial (1)
Derek R. Anguilm c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	6.10%	29468.8	Beneficial (1)

(1)	Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power. All voting power rests in the hands of the plan sponsor.

Segall Bryant & Hamill Large Cap Dividend Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	21.23%	331607.9	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	16.40%	256143.3	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	7.43%	116074.4	Record Only
First Clearing LLC. Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	6.13%	95808.4	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.58%	87217.2	Record Only

Segall Bryant & Hamill Large Cap Dividend Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	65.48%	16604.9	Record Only
Vanguard Marketing Group 100 Vanguard Blvd Malvern, PA 19355	20.42%	5177.7	Record Only
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	8.15%	2066.4	Record Only
91

Segall Bryant & Hamill Mid Cap Value Dividend Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	36.85%	532844.6	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	24.21%	350094.0	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	10.09%	145951.5	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	9.53%	137807.7	Record Only
Ameriprise Financial Services, Inc. 50081 Ameriprise Financial Ctr Minneapolis, MN 55474	8.61%	124550.0	Record Only

Segall Bryant & Hamill Mid Cap Value Dividend Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	76.71%	1154606.4	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	15.07%	226889.5	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	6.96%	104690.2	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	6.96%	104690.2	Beneficial Only

Segall Bryant & Hamill Mid Cap Value Dividend Fund II-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	14.28%	846148.8	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	12.90%	764377.3	Record Only
First Clearing LLC. Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	11.45%	678222.8	Record Only
First Interstate Bank of Arizona 100 W. Washington Phoenix, AZ 85003	8.82%	522277.8	Record Only
92

First Interstate Bank Employees 401 N. 31st Street Billings, MT 59101	8.66%	513216.6	Record Only
First Interstate Investments 100 W Washington Lower Level Phoenix, AZ 85003	7.30%	432289.8	Record Only
First Interstate Bank of Arizona PO Box 29775 Phoenix, AZ 85038	5.73%	339417.3	Record Only

Segall Bryant & Hamill Mid Cap Value Dividend Fund II-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	95.14%	373469.7	Record Only

Segall Bryant & Hamill Smid Cap Value Dividend Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	84.00%	43478.4	Record Only
Mark M. Adelmann and Ranae E Adelmann JTWROS c/o Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	9.82%	5081.7	Record and Beneficial

Segall Bryant & Hamill Smid Cap Value Dividend Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Denver Investments 370 17th Street, Suite 5000 Denver, CO 80202	100.00%	25561.8	Record Only

Segall Bryant & Hamill Small Cap Value Dividend Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	30.29%	1471902.5	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	29.54%	1435282.5	Record Only
Merrill Lynch 4800 Deer Lake East Dr Bldg 1 Jacksonville, FL 32246	26.40%	1282947.5	Record Only

Segall Bryant & Hamill Small Cap Value Dividend Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Matrix Trust Company 700 17th St, Ste 300 Denver, CO 80202	36.43%	3458816.8	Record Only
93

Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	29.08%	2761348.1	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	13.28%	1261162.2	Record Only

Segall Bryant & Hamill Micro Cap Fund

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	40.57%	244592.5	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	27.05%	163126.3	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	17.50%	105546.2	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	17.50%	105546.2	Beneficial Only
TD Ameritrade, Inc 200 S 108th Ave Omaha, NE 68154	5.67%	34181.8	Record Only

Segall Bryant & Hamill Fundamental International Small Cap Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	50.98%	1265320.8	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	17.19%	426573.6	Record Only
Raymond James & Associates, Inc 880 Carillon Pkwy St Petersburg, FL 33716	9.91%	246046.2	Record Only

Segall Bryant & Hamill Fundamental International Small Cap Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	63.68%	933470.0	Record Only
94

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	17.19%	426573.6	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	11.38%	166816.3	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	11.38%	166816.3	Beneficial Only

Segall Bryant & Hamill Quality High Yield Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	47.36%	2981836.3	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	15.26%	960485.6	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	10.83%	681746.5	Record Only
Ameriprise Financial Services, Inc. 50081 Ameriprise Financial Ctr Minneapolis, MN 55474	8.85%	556902.6	Record Only

Segall Bryant & Hamill Quality High Yield Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	37.10%	880817.0	Record Only
U.S. Bank N.A. 1555 N Rivercenter Dr, Ste 302 Milwaukee, WI 53212	36.22%	859891.4	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	16.54%	392750.5	Record Only
Wachovia Bank, N.A. P.O. Box 560067 Charlotte, NC 28256	9.01%	213928.4	Record Only
Denver Investments Retirement Plan 370 17th Street, Suite 5000 Denver, CO 80202	9.01%	213928.4	Beneficial Only
95

Segall Bryant & Hamill Plus Bond Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	46.89%	44969242.3	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	34.06%	32663806.7	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	6.49%	6222462.9	Record Only

Segall Bryant & Hamill Plus Bond Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	39.58%	10611467.8	Record Only
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	36.34%	9743648.5	Record Only
Pershing LLC 1 Pershing Plaza Jersey, City, NJ 07399	13.29%	3564346.2	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	5.70%	1529495.9	Record Only

Segall Bryant & Hamill Municipal Opportunities Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	81.83%	217249.7	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	8.93%	23711.2	Record Only

Segall Bryant & Hamill Municipal Opportunities Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	55.86%	1422056.1	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	35.88%	913489.9	Record Only
96

Segall Bryant & Hamill Colorado Tax Free Fund-Retail Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	66.28%	11305686.3	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Fl. New York, NY 10281	7.85%	1339535.4	Record Only
Matrix Trust Company 700 17th Street Suite 300 Denver, CO 80202	5.48%	934770.4	Record Only

Segall Bryant & Hamill Colorado Tax Free Fund-Institutional Class

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	64.62%	4999995.4	Record Only
TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	11.36%	878789.2	Record Only
National Financial Services, LLC 882 Devonshire St Mail Zone ZE7F Boston, MA 02109-3605	10.69%	826825.1	Record Only

All above-listed shares of Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Growth Fund II, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund, and Segall Bryant & Hamill Colorado Tax Free Fund, were owned of record by the owners named above, except to the Trust’s knowledge where also owned beneficially as indicated above.

Insofar as the Adviser of the Fund is aware, as of March 31, 2018, no person owned, beneficially or of record, more than 25% of the outstanding shares of the Retail Class of the following Funds, except the following:

Name of Shareholder	Fund(s)
Charles Schwab & Co., Inc.

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Micro Cap Fund

Segall Bryant & Hamill Mid Cap Value Dividend Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Value Dividend Fund

Segall Bryant & Hamill Smid Cap Value Dividend Fund

National Financial Services	Segall Bryant & Hamill Micro Cap Fund Segall Bryant & Hamill Plus Bond Fund Segall Bryant & Hamill Small Cap Value Dividend Fund
Merrill Lynch	Segall Bryant & Hamill Small Cap Value Dividend Fund

97

In the Institutional Class, no person owned, beneficially or of record, more than 25% of the outstanding shares of the following Funds, except for the following:

Name of Shareholder	Fund(s)
Charles Schwab & Co., Inc.

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Large Cap Dividend Fund

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

Segall Bryant & Hamill Mid Cap Value Dividend Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Small Cap Value Dividend Fund

Segall Bryant & Hamill Small Cap Growth Fund II

National Financial Services	Segall Bryant & Hamill Plus Bond Fund
Wachovia Bank, N.A.	Segall Bryant & Hamill Global Large Cap Fund Segall Bryant & Hamill Small Cap Growth Fund Segall Bryant & Hamill Smid Cap Value Dividend Fund
Segall Bryant & Hamill	Segall Bryant & Hamill Global Large Cap Fund Segall Bryant & Hamill Small Cap Growth Fund Segall Bryant & Hamill Smid Cap Value Dividend Fund
Matrix Trust Company	Segall Bryant & Hamill Small Cap Value Dividend Fund
U.S. Bank, N.A.	Segall Bryant & Hamill Quality High Yield Fund
TD Ameritrade, Inc.	Segall Bryant & Hamill Municipal Opportunities Fund

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

98

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-1

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A-2

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

A-3

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-4

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

A-5

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

● Positive means that a rating may be raised.

● Negative means that a rating may be lowered.

● Stable means that a rating is not likely to change.

● Developing means a rating may be raised or lowered.

● N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

A-6

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

A-7

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

A-8

Appendix B

Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy

Segall Bryant & Hamill relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or CEO. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Segall Bryant & Hamill will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Segall Bryant & Hamill may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Segall Bryant & Hamill is an affiliated party, Segall Bryant & Hamill will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Segall Bryant & Hamill Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’ proxy voting recommendations for 2018.

United States Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

U.S. Proxy Voting Guidelines

COVERAGE	8
1. BOARD OF DIRECTORS	9
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	9
Independence	9
ISS U.S. Categorization of Directors	10
Composition	12
Responsiveness	12
Accountability	13
VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS	16
Vote-No Campaigns	16
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	16
OTHER BOARD-RELATED PROPOSALS	17
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	17
Age/Term Limits	17
Board Size	17
Classification/Declassification of the Board	17
CEO Succession Planning	17
Cumulative Voting	17
Director and Officer Indemnification and Liability Protection	18
Establish/Amend Nominee Qualifications	18
Establish Other Board Committee Proposals	18
Filling Vacancies/Removal of Directors	19
Independent Chair (Separate Chair/CEO)	19
Majority of Independent Directors/Establishment of Independent Committees	19
Majority Vote Standard for the Election of Directors	20
Proxy Access	20
Require More Nominees than Open Seats	20
Shareholder Engagement Policy (Shareholder Advisory Committee)	20
2. AUDIT-RELATED	21
Auditor Indemnification and Limitation of Liability	21
Auditor Ratification	21
Shareholder Proposals Limiting Non-Audit Services	21
Shareholder Proposals on Audit Firm Rotation	22
3. SHAREHOLDER RIGHTS & DEFENSES	23
Advance Notice Requirements for Shareholder Proposals/Nominations	23
Amend Bylaws without Shareholder Consent	23
Control Share Acquisition Provisions	23
Control Share Cash-Out Provisions	23
Disgorgement Provisions	24
Fair Price Provisions	24

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services	2 of 69

U.S. Proxy Voting Guidelines

Freeze-Out Provisions	24
Greenmail	24
Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	24
Net Operating Loss (NOL) Protective Amendments	25
POISON PILLS (SHAREHOLDER RIGHTS PLANS)	25
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	25
Management Proposals to Ratify a Poison Pill	26
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	26
Proxy Voting Disclosure, Confidentiality, and Tabulation	26
Reimbursing Proxy Solicitation Expenses	27
Reincorporation Proposals	27
Shareholder Ability to Act by Written Consent	27
Shareholder Ability to Call Special Meetings	28
Stakeholder Provisions	28
State Antitakeover Statutes	28
Supermajority Vote Requirements	28
4. CAPITAL/RESTRUCTURING	29
CAPITAL	29
Adjustments to Par Value of Common Stock	29
Common Stock Authorization	29
Dual Class Structure	30
Issue Stock for Use with Rights Plan	30
Preemptive Rights	30
Preferred Stock Authorization	30
Recapitalization Plans	31
Reverse Stock Splits	31
Share Repurchase Programs	31
Stock Distributions: Splits and Dividends	31
Tracking Stock	31
RESTRUCTURING	32
Appraisal Rights	32
Asset Purchases	32
Asset Sales	32
Bundled Proposals	32
Conversion of Securities	32
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
Buyouts/Wrap Plans	33
Formation of Holding Company	33
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
Joint Ventures	34
Liquidations	34
Mergers and Acquisitions	34

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services	3 of 69

U.S. Proxy Voting Guidelines

Private Placements/Warrants/Convertible Debentures	35
Reorganization/Restructuring Plan (Bankruptcy)	36
Special Purpose Acquisition Corporations (SPACs)	36
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	37
Spin-offs	37
Value Maximization Shareholder Proposals	37
5. COMPENSATION	38
EXECUTIVE PAY EVALUATION	38
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	38
Pay-for-Performance Evaluation	39
Problematic Pay Practices	39
Compensation Committee Communications and Responsiveness	41
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	41
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	41
EQUITY-BASED AND OTHER INCENTIVE PLANS	42
Shareholder Value Transfer (SVT)	43
Three-Year Burn Rate	43
Egregious Factors	43
Liberal Change in Control Definition	43
Repricing Provisions	43
Problematic Pay Practices or Significant Pay-for-Performance Disconnect	44
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	44
Specific Treatment of Certain Award Types in Equity Plan Evaluations	45
Dividend Equivalent Rights	45
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	45
OTHER COMPENSATION PLANS	45
401(k) Employee Benefit Plans	45
Employee Stock Ownership Plans (ESOPs)	45
Employee Stock Purchase Plans—Qualified Plans	45
Employee Stock Purchase Plans—Non-Qualified Plans	45
Option Exchange Programs/Repricing Options	46
Stock Plans in Lieu of Cash	46
Transfer Stock Option (TSO) Programs	47
DIRECTOR COMPENSATION	47
Shareholder Ratification of Director Pay Programs	47
Equity Plans for Non-Employee Directors	48
Non-Employee Director Retirement Plans	48
SHAREHOLDER PROPOSALS ON COMPENSATION	48
Bonus Banking/Bonus Banking “Plus”	48
Compensation Consultants—Disclosure of Board or Company’s Utilization	48
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	49
Golden Coffins/Executive Death Benefits	49

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services	4 of 69

U.S. Proxy Voting Guidelines

Hold Equity Past Retirement or for a Significant Period of Time	49
Non-Deductible Compensation	49
Pay Disparity	49
Pay for Performance/Performance-Based Awards	50
Pay for Superior Performance	50
Pre-Arranged Trading Plans (10b5-1 Plans)	51
Prohibit CEOs from Serving on Compensation Committees	51
Recoupment of Incentive or Stock Compensation in Specified Circumstances	51
Severance Agreements for Executives/Golden Parachutes	51
Share Buyback Holding Periods	52
Supplemental Executive Retirement Plans (SERPs)	52
Tax Gross-Up Proposals	52
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	52
6. ROUTINE/MISCELLANEOUS	53
Adjourn Meeting	53
Amend Quorum Requirements	53
Amend Minor Bylaws	53
Change Company Name	53
Change Date, Time, or Location of Annual Meeting	53
Other Business	53
7. SOCIAL/ENVIRONMENTAL ISSUES	54
GLOBAL APPROACH	54
ENDORSEMENT OF PRINCIPLES	54
ANIMAL WELFARE	54
Animal Welfare Policies	54
Animal Testing	55
Animal Slaughter	55
CONSUMER ISSUES	55
Genetically Modified Ingredients	55
Reports on Potentially Controversial Business/Financial Practices	55
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	56
Product Safety and Toxic/Hazardous Materials	56
Tobacco-Related Proposals	56
CLIMATE CHANGE	57
Climate Change/Greenhouse Gas (GHG) Emissions	57
Energy Efficiency	58
Renewable Energy	58
DIVERSITY	58
Board Diversity	58
Equality of Opportunity	59
Gender Identity, Sexual Orientation, and Domestic Partner Benefits	59
Gender Pay Gap	59

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ENVIRONMENT AND SUSTAINABILITY	59
Facility and Workplace Safety	59
General Environmental Proposals and Community Impact Assessments	60
Hydraulic Fracturing	60
Operations in Protected Areas	60
Recycling	60
Sustainability Reporting	60
Water Issues	61
GENERAL CORPORATE ISSUES	61
Charitable Contributions	61
Data Security, Privacy, and Internet Issues	61
Environmental, Social, and Governance (ESG) Compensation-Related Proposals	61
HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	62
Human Rights Proposals	62
Operations in High Risk Markets	62
Outsourcing/Offshoring	63
Weapons and Military Sales	63
POLITICAL ACTIVITIES	63
Lobbying	63
Political Contributions	63
Political Ties	64
8. MUTUAL FUND PROXIES	65
Election of Directors	65
Converting Closed-end Fund to Open-end Fund	65
Proxy Contests	65
Investment Advisory Agreements	65
Approving New Classes or Series of Shares	65
Preferred Stock Proposals	65
1940 Act Policies	66
Changing a Fundamental Restriction to a Nonfundamental Restriction	66
Change Fundamental Investment Objective to Nonfundamental	66
Name Change Proposals	66
Change in Fund's Subclassification	66
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset
Value	66
Disposition of Assets/Termination/Liquidation	67
Changes to the Charter Document	67
Changing the Domicile of a Fund	67
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	67
Distribution Agreements	68
Master-Feeder Structure	68
Mergers	68

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SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	68
Establish Director Ownership Requirement	68
Reimburse Shareholder for Expenses Incurred	68
Terminate the Investment Advisor	68

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U.S. Proxy Voting Guidelines

COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

› U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.

› Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

› FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

› For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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U.S. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

►   General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

› Independent directors comprise 50 percent or less of the board;

› The non-independent director serves on the audit, compensation, or nominating committee;

› The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

› The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS U.S. Categorization of Directors

1.	Executive Director
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
2.	Non-Independent Non-Executive Director
Board Identification
	2.1.	Director identified as not independent by the board.
Controlling/Significant Shareholder
	2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
Former CEO/Interim Officer
	2.3.	Former CEO of the company. 3, 4
	2.4.	Former CEO of an acquired company within the past five years.[4]
	2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Non-CEO Executives
	2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
	2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
	2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
	2.10.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
	2.11.	Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.12.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
	2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
	2.14.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
	2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].
Other Relationships
	2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
	2.18.	Founder[11] of the company but not currently an employee.
	2.19.	Any material[12] relationship with the company.
3.	Independent Director
	3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies; and

› Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

› Sit on more than five public company boards; or

› Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

› The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

› Disclosed outreach efforts by the board to shareholders in the wake of the vote;

› Rationale provided in the proxy statement for the level of implementation;

› The subject matter of the proposal;

› The level of support for and opposition to the resolution in past meetings;

› Actions taken by the board in response to the majority vote and its engagement with shareholders;

› The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

› Other factors as appropriate.

› The board failed to act on takeover offers where the majority of shares are tendered;

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2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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› At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

› The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

› The company's response, including:

› Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

› Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

› Disclosure of specific and meaningful actions taken to address shareholders' concerns;

› Other recent compensation actions taken by the company;

› Whether the issues raised are recurring or isolated;

› The company's ownership structure; and

› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

› The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

› The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

› The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total

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4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

› A classified board structure;

› A supermajority vote requirement;

› Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

› The inability of shareholders to call special meetings;

› The inability of shareholders to act by written consent;

› A multi-class capital structure; and/or

› A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

› The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

› Disclosure by the company of any significant engagement with shareholders regarding the amendment;

› The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

› The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

› The company's ownership structure;

› The company's existing governance provisions;

› The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and

› Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

› Classified the board;

› Adopted supermajority vote requirements to amend the bylaws or charter; or

› Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

› The level of impairment of shareholders' rights;

› The disclosed rationale;

› The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

› The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

› Any reasonable sunset provision; and

› Other relevant factors.

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Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

› The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.

Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

› The non-audit fees paid to the auditor are excessive;

› The company receives an adverse opinion on the company’s financial statements from its auditor; or

› There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

› Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices; or

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

› The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

› The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

› The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

› The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

› Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

› Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

› Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

►   General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

› Long-term financial performance of the company relative to its industry;

› Management’s track record;

› Background to the contested election;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident slate and quality of the critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions.

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6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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U.S. Proxy Voting Guidelines

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

►   General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

►   General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

►   General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

►    General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

►   General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

› The reasonableness/scope of the request; and

› The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

►   General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

› The company has proxy access7, thereby allowing shareholders to nominate directors to the company’s ballot; and

› The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

----------------------

7 A proxy access right that meets the recommended guidelines.

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Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

►   General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

› Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

› Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

› Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

› If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

› If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

►   General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

› The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

› The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

› The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

› The scope and structure of the proposal.

Establish Other Board Committee Proposals

►   General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

› Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

› Level of disclosure regarding the issue for which board oversight is sought;

› Company performance related to the issue for which board oversight is sought;

› Board committee structure compared to that of other companies in its industry sector; and

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› The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

►   General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

►   General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

› The scope of the proposal;

› The company's current board leadership structure;

› The company's governance structure and practices;

› Company performance; and

› Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

►   General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See Categorization of Directors).

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

►   General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

►   General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

› Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

› Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

› Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

› Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

►   General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

►   General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

› Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

› Effectively disclosed information with respect to this structure to its shareholders;

› Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

› The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

►   General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

› The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;

› The motivation and rationale for establishing the agreements;

› The quality of the company’s disclosure; and

› The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

►   General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

› An auditor has a financial interest in or association with the company, and is therefore not independent;

› There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

› Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or

› Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

› Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

►   General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

►   General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

› The tenure of the audit firm;

› The length of rotation specified in the proposal;

› Any significant audit-related issues at the company;

› The number of Audit Committee meetings held each year;

› The number of financial experts serving on the committee; and

› Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

►   General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

►   General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

› Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);

› The company's ownership structure and historical voting turnout;

› Whether the board could amend bylaws adopted by shareholders; and

› Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

►   General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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►   General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

►   General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

►   General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

►   General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

►   General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

►   General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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› The company's stated rationale for adopting such a provision;

› Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

› The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

› Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

►   General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

› The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

› The value of the NOLs;

› Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

› The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

› Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

►   General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

› Shareholders have approved the adoption of the plan; or

› The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

►   General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

› No lower than a 20 percent trigger, flip-in or flip-over;

› A term of no more than three years;

› No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

› Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

►   General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

› The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

› The value of the NOLs;

› Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

› The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

› Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

►   General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

› The scope and structure of the proposal;

› The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

› The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

› Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

› Any recent controversies or concerns related to the company's proxy voting mechanics;

› Any unintended consequences resulting from implementation of the proposal; and

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› Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

►   General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

› The election of fewer than 50 percent of the directors to be elected is contested in the election;

› One or more of the dissident’s candidates is elected;

› Shareholders are not permitted to cumulate their votes for directors; and

› The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

►   General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

› Reasons for reincorporation;

› Comparison of company's governance practices and provisions prior to and following the reincorporation; and

› Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

►   General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

› Shareholders' current right to act by written consent;

› The consent threshold;

› The inclusion of exclusionary or prohibitive language;

› Investor ownership structure; and

› Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

› An unfettered8 right for shareholders to call special meetings at a 10 percent threshold;

› A majority vote standard in uncontested director elections;

› No non-shareholder-approved pill; and ----------------------

8 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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› An annually elected board.

Shareholder Ability to Call Special Meetings

►   General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

› Shareholders’ current right to call special meetings;

› Minimum ownership threshold necessary to call special meetings (10 percent preferred);

› The inclusion of exclusionary or prohibitive language;

› Investor ownership structure; and

› Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

►   General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

►   General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

►   General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

› Ownership structure;

› Quorum requirements; and

› Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

►   General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

►   General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

› Past Board Performance:

› The company's use of authorized shares during the last three years;

› The Current Request:

› Disclosure in the proxy statement of the specific purposes of the proposed increase;

› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

› The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

►   General Recommendation: Generally vote against proposals to create a new class of common stock unless:

› The company discloses a compelling rationale for the dual-class capital structure, such as:

› The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

› The new class of shares will be transitory;

› The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

› The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

►   General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

►   General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

› The size of the company;

› The shareholder base; and

› The liquidity of the stock.

Preferred Stock Authorization

►   General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

› Past Board Performance:

› The company's use of authorized preferred shares during the last three years;

› The Current Request:

› Disclosure in the proxy statement of the specific purposes for the proposed increase;

› Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

› In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

› Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

►   General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

› More simplified capital structure;

› Enhanced liquidity;

› Fairness of conversion terms;

› Impact on voting power and dividends;

› Reasons for the reclassification;

› Conflicts of interest; and

› Other alternatives considered.

Reverse Stock Splits

►   General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

› A stock exchange has provided notice to the company of a potential delisting; or

› The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

►   General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

►   General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

►   General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

› Adverse governance changes;

› Excessive increases in authorized capital stock;

› Unfair method of distribution;

› Diminution of voting rights;

› Adverse conversion features;

› Negative impact on stock option plans; and

› Alternatives such as spin-off.

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Restructuring

Appraisal Rights

►   General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

►   General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

› Purchase price;

› Fairness opinion;

› Financial and strategic benefits;

› How the deal was negotiated;

› Conflicts of interest;

› Other alternatives for the business;

› Non-completion risk.

Asset Sales

►   General Recommendation: Vote case-by-case on asset sales, considering the following factors:

› Impact on the balance sheet/working capital;

› Potential elimination of diseconomies;

› Anticipated financial and operating benefits;

› Anticipated use of funds;

› Value received for the asset;

› Fairness opinion;

› How the deal was negotiated;

› Conflicts of interest.

Bundled Proposals

►   General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

►   General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/
Reverse Leveraged Buyouts/Wrap Plans

►   General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

› Dilution to existing shareholders' positions;

› Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

› Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

› Management's efforts to pursue other alternatives;

› Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

› Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

►   General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

› The reasons for the change;

› Any financial or tax benefits;

› Regulatory benefits;

› Increases in capital structure; and

› Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

› Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

› Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

►   General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

› Offer price/premium;

› Fairness opinion;

› How the deal was negotiated;

› Conflicts of interest;

› Other alternatives/offers considered; and

› Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

› Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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› Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

› Are all shareholders able to participate in the transaction?

› Will there be a liquid market for remaining shareholders following the transaction?

› Does the company have strong corporate governance?

› Will insiders reap the gains of control following the proposed transaction?

› Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

►   General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

› Percentage of assets/business contributed;

› Percentage ownership;

› Financial and strategic benefits;

› Governance structure;

› Conflicts of interest;

› Other alternatives; and

› Non-completion risk.

Liquidations

►   General Recommendation: Vote case-by-case on liquidations, taking into account the following:

› Management’s efforts to pursue other alternatives;

› Appraisal value of assets; and

› The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in

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certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

►   General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

› Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

› Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

› The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

› When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

› Financial issues:

› The company's financial condition;

› Degree of need for capital;

› Use of proceeds;

› Effect of the financing on the company's cost of capital;

› Current and proposed cash burn rate;

› Going concern viability and the state of the capital and credit markets.

› Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

› Control issues:

› Change in management;

› Change in control;

› Guaranteed board and committee seats;

› Standstill provisions;

› Voting agreements;

› Veto power over certain corporate actions; and

› Minority versus majority ownership and corresponding minority discount or majority control premium.

› Conflicts of interest:

› Conflicts of interest should be viewed from the perspective of the company and the investor.

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› Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

› Market reaction:

› The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

►   General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

› Estimated value and financial prospects of the reorganized company;

› Percentage ownership of current shareholders in the reorganized company;

› Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

› The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

› Existence of a superior alternative to the plan of reorganization; and

› Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

►   General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

› Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

› Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

› Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

› Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

› Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

› Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

►   General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

› Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.

› Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

› Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

› Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

►   General Recommendation: Vote case-by-case on spin-offs, considering:

› Tax and regulatory advantages;

› Planned use of the sale proceeds;

› Valuation of spinoff;

› Fairness opinion;

› Benefits to the parent company;

› Conflicts of interest;

› Managerial incentives;

› Corporate governance changes;

› Changes in the capital structure.

Value Maximization Shareholder Proposals

►   General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

› Hiring a financial advisor to explore strategic alternatives;

› Selling the company; or

› Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

› Prolonged poor performance with no turnaround in sight;

› Signs of entrenched board and management (such as the adoption of takeover defenses);

› Strategic plan in place for improving value;

› Likelihood of receiving reasonable value in a sale or dissolution; and

› The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

►   General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices;

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

› There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

› The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

› The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

› The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1. Peer Group10 Alignment:

› The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

› The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

› The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2. Absolute Alignment11 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

› The ratio of performance- to time-based equity awards;

› The overall ratio of performance-based compensation;

› The completeness of disclosure and rigor of performance goals;

› The company's peer group benchmarking practices;

› Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

› Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

› Realizable pay12 compared to grant pay; and

› Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

› Problematic practices related to non-performance-based compensation elements;

› Incentives that may motivate excessive risk-taking; and

› Options backdating.

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9 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

11 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

12 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

› Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

› Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;

› New or extended agreements that provide for:

› Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);

› CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

› CIC payments with excise tax gross-ups (including "modified" gross-ups);

› Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

› Liberal CIC definition combined with any single-trigger CIC benefits;

› Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

› Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

› Multi-year guaranteed awards;

› A single or common performance metric used for short- and long-term incentives;

› Lucrative severance packages;

› High pay opportunities relative to industry peers;

› Disproportionate supplemental pensions; or

› Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

› Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

› Duration of options backdating;

› Size of restatement due to options backdating;

› Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

› Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

› Failure to respond to majority-supported shareholder proposals on executive pay topics; or

› Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

› The company's response, including:

› Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

› Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

› Disclosure of specific and meaningful actions taken to address shareholders' concerns;

› Other recent compensation actions taken by the company;

› Whether the issues raised are recurring or isolated;

› The company's ownership structure; and

› Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

►   General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

►   General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

› Single- or modified-single-trigger cash severance;

› Single-trigger acceleration of unvested equity awards;

› Full acceleration of equity awards granted shortly before the change in control;

› Excessive cash severance (generally >3x base salary and bonus);

› Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

› Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

› Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

› The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis.

However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

►   General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

› Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

› SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

› SVT based only on new shares requested plus shares remaining for future grants.

› Plan Features:

› Discretionary or automatic single-triggered award vesting upon a change in control (CIC);

› Discretionary vesting authority;

› Liberal share recycling on various award types;

› Lack of minimum vesting period for grants made under the plan;

› Dividends payable prior to award vesting.

› Grant Practices:

› The company’s three-year burn rate relative to its industry/market cap peers;

› Vesting requirements in most recent CEO equity grants (3-year look-back);

› The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

› The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

› Whether the company maintains a claw-back policy;

› Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

› Awards may vest in connection with a liberal change-of-control definition;

› The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

› The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

› Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

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13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (¼) plus one standard deviation (Ã) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

› Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

› Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

› The cancellation of underwater options in exchange for stock awards; or

› Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

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14 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

› Severity of the pay-for-performance misalignment;

› Whether problematic equity grant practices are driving the misalignment; and/or

› Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

►   General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

› Addresses administrative features only; or

› Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

› Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

› If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

› If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

› If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

►   General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

►   General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

►   General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

› Purchase price is at least 85 percent of fair market value;

› Offering period is 27 months or less; and

› The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

› Purchase price is less than 85 percent of fair market value; or

› Offering period is greater than 27 months; or

› The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

►   General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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› Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

› Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

› Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

› No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria.

If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

►   General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

› Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

› Rationale for the re-pricing--was the stock price decline beyond management's control?;

› Is this a value-for-value exchange?;

› Are surrendered stock options added back to the plan reserve?;

› Option vesting--does the new option vest immediately or is there a black-out period?;

› Term of the option--the term should remain the same as that of the replaced option;

› Exercise price--should be set at fair market or a premium to market;

› Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing.

Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

►   General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

►   General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

› Executive officers and non-employee directors are excluded from participating;

› Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

› There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

› Eligibility;

› Vesting;

› Bid-price;

› Term of options;

› Cost of the program and impact of the TSOs on company’s total option expense; and

› Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

►   General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

› If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

› An assessment of the following qualitative factors:

› The relative magnitude of director compensation as compared to companies of a similar profile;

› The presence of problematic pay practices relating to director compensation;

› Director stock ownership guidelines and holding requirements;

› Equity award vesting schedules;

› The mix of cash and equity-based compensation;

› Meaningful limits on director compensation;

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› The availability of retirement benefits or perquisites; and

› The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

►   General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

› The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

› The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and

› The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

› The relative magnitude of director compensation as compared to companies of a similar profile;

› The presence of problematic pay practices relating to director compensation;

› Director stock ownership guidelines and holding requirements;

› Equity award vesting schedules;

› The mix of cash and equity-based compensation;

› Meaningful limits on director compensation;

› The availability of retirement benefits or perquisites; and

› The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

►   General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

►   General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

› The company’s past practices regarding equity and cash compensation;

› Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

› Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

►   General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

►   General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

►   General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

►   General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

› The percentage/ratio of net shares required to be retained;

› The time period required to retain the shares;

› Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

› Whether the company has any other policies aimed at mitigating risk taking by executives;

› Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

› Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

►   General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

› The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

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› If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

› The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

►   General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

› First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

› Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

►   General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

› Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

› Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

› Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

› Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

› Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

› What aspects of the company’s annual and long-term equity incentive programs are performance driven?

› If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

› Can shareholders assess the correlation between pay and performance based on the current disclosure?

› What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

►   General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

› Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

› Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

› Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

› Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

› An executive may not trade in company stock outside the 10b5-1 Plan;

› Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

►   General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

►   General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

› If the company has adopted a formal recoupment policy;

› The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

› Whether the company has chronic restatement history or material financial problems;

› Whether the company’s policy substantially addresses the concerns raised by the proponent;

› Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

› Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

►   General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

› The triggering mechanism should be beyond the control of management;

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› The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

› Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

►   General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

►   General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

►   General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

►   General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

› The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

› Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. ROUTINE/MISCELLANEOUS

Adjourn Meeting

►   General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

►   General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

►   General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

►   General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

►   General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

►   General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

►   General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

►   General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

› The company has already published a set of animal welfare standards and monitors compliance;

› The company’s standards are comparable to industry peers; and

› There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

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Animal Testing

►   General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

› The company is conducting animal testing programs that are unnecessary or not required by regulation;

› The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

› There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

►   General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

►   General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

› The potential impact of such labeling on the company's business;

› The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

› Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

►   General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

› Whether the company has adequately disclosed mechanisms in place to prevent abuses;

› Whether the company has adequately disclosed the financial risks of the products/practices in question;

› Whether the company has been subject to violations of related laws or serious controversies; and

› Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

►   General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

› The potential for reputational, market, and regulatory risk exposure;

› Existing disclosure of relevant policies;

› Deviation from established industry norms;

› Relevant company initiatives to provide research and/or products to disadvantaged consumers;

› Whether the proposal focuses on specific products or geographic regions;

› The potential burden and scope of the requested report;

› Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

►   General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

› The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

› The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

› The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

› The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

› Current regulations in the markets in which the company operates; and

› Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

►   General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

› Recent related fines, controversies, or significant litigation;

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› Whether the company complies with relevant laws and regulations on the marketing of tobacco;

› Whether the company’s advertising restrictions deviate from those of industry peers;

› Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

› Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

› Whether the company complies with all laws and regulations;

› The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

› The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

►   General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

› Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

› The company's level of disclosure compared to industry peers; and

› Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

› The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

› The company's level of disclosure is comparable to that of industry peers; and

› There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

› Whether the company provides disclosure of year-over-year GHG emissions performance data;

› Whether company disclosure lags behind industry peers;

› The company's actual GHG emissions performance;

› The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

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› Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

►   General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

› The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

› The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

►   General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

› The scope and structure of the proposal;

› The company's current level of disclosure on renewable energy use and GHG emissions; and

› The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

►   General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

› The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

› The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

› The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

› The level of gender and racial minority representation that exists at the company’s industry peers;

› The company’s established process for addressing gender and racial minority board representation;

› Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

› The independence of the company’s nominating committee;

› Whether the company uses an outside search firm to identify potential director nominees; and

› Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

►   General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

› The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

› The company already publicly discloses comprehensive workforce diversity data; and

› The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

►   General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

►   General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

› The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

› Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

› Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

►   General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

› The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

› The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

› Recent significant controversies, fines, or violations related to workplace health and safety; and

› The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

› The company’s compliance with applicable regulations and guidelines;

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› The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

› The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

►   General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

› Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

› The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

› The nature, purpose, and scope of the company’s operations in the specific region(s);

› The degree to which company policies and procedures are consistent with industry norms; and

› The scope of the resolution.

Hydraulic Fracturing

►   General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

› The company's current level of disclosure of relevant policies and oversight mechanisms;

› The company's current level of such disclosure relative to its industry peers;

› Potential relevant local, state, or national regulatory developments; and

› Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

►   General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

› Operations in the specified regions are not permitted by current laws or regulations;

› The company does not currently have operations or plans to develop operations in these protected regions; or

› The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

►   General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

› The nature of the company’s business;

› The current level of disclosure of the company's existing related programs;

› The timetable and methods of program implementation prescribed by the proposal;

› The company’s ability to address the issues raised in the proposal; and

› How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

►   General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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› The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

› The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

►   General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

› The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

› Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

› The potential financial impact or risk to the company associated with water-related concerns or issues; and

› Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

►   General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

►   General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

› The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

› Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

› The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

› Applicable market-specific laws or regulations that may be imposed on the company; and

› Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

►   General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

› The scope and prescriptive nature of the proposal;

› Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

› Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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› The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

› The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

►   General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

› The degree to which existing relevant policies and practices are disclosed;

› Whether or not existing relevant policies are consistent with internationally recognized standards;

› Whether company facilities and those of its suppliers are monitored and how;

› Company participation in fair labor organizations or other internationally recognized human rights initiatives;

› Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

› Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

› The scope of the request; and

› Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

› The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

› The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

› Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

› Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

►   General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

› The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

› Current disclosure of applicable risk assessment(s) and risk management procedures;

› Compliance with U.S. sanctions and laws;

› Consideration of other international policies, standards, and laws; and

› Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

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Outsourcing/Offshoring

►   General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

› Controversies surrounding operations in the relevant market(s);

› The value of the requested report to shareholders;

› The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

› The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

►   General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

►   General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

› The company’s current disclosure of relevant lobbying policies, and management and board oversight;

› The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

› Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

►   General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

› The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

› The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

› Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

►   General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

› There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

› The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. MUTUAL FUND PROXIES

Election of Directors

►   General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

►   General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

› Past performance as a closed-end fund;

› Market in which the fund invests;

› Measures taken by the board to address the discount; and

› Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

►   General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

› Past performance relative to its peers;

› Market in which the fund invests;

› Measures taken by the board to address the issues;

› Past shareholder activism, board activity, and votes on related proposals;

› Strategy of the incumbents versus the dissidents;

› Independence of directors;

› Experience and skills of director candidates;

› Governance profile of the company;

› Evidence of management entrenchment.

Investment Advisory Agreements

►   General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

› Proposed and current fee schedules;

› Fund category/investment objective;

› Performance benchmarks;

› Share price performance as compared with peers;

› Resulting fees relative to peers;

› Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

►   General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

►   General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

› Stated specific financing purpose;

› Possible dilution for common shares;

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› Whether the shares can be used for antitakeover purposes.

1940 Act Policies

►   General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

› Potential competitiveness;

› Regulatory developments;

› Current and potential returns; and

› Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

►   General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

› The fund's target investments;

› The reasons given by the fund for the change; and

› The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

►   General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

►   General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

› Political/economic changes in the target market;

› Consolidation in the target market; and

› Current asset composition.

Change in Fund's Subclassification

►   General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

› Potential competitiveness;

› Current and potential returns;

› Risk of concentration;

› Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

►   General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

› The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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› The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

› The company has demonstrated responsible past use of share issuances by either:

› Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

› Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

►   General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

› Strategies employed to salvage the company;

› The fund’s past performance;

› The terms of the liquidation.

Changes to the Charter Document

►   General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

› The degree of change implied by the proposal;

› The efficiencies that could result;

› The state of incorporation;

› Regulatory standards and implications.

Vote against any of the following changes:

› Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

› Removal of shareholder approval requirement for amendments to the new declaration of trust;

› Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

› Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

› Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

› Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

►   General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

› Regulations of both states;

› Required fundamental policies of both states;

› The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

►   General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

►   General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

› Fees charged to comparably sized funds with similar objectives;

› The proposed distributor’s reputation and past performance;

› The competitiveness of the fund in the industry;

› The terms of the agreement.

Master-Feeder Structure

►   General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

►   General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

› Resulting fee structure;

› Performance of both funds;

› Continuity of management personnel;

› Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

►   General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

►   General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

►   General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

› Performance of the fund’s Net Asset Value (NAV);

› The fund’s history of shareholder relations;

› The performance of other funds under the advisor’s management.

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U.S. Proxy Voting Guidelines

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Canada Proxy Voting Guidelines for TSX-Listed Companies Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE	4
1. ROUTINE/MISCELLANEOUS	5
AUDIT-RELATED	5
Financial Statements/Director and Auditor Reports	5
Ratification of Auditors	5
Other Business	5
2. BOARD OF DIRECTORS	6
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	6
Fundamental Principles	6
TSX Listing Requirements	7
Slate Ballots (Bundled Director Elections)	7
ISS Canadian Definition of Independence	8
Board Structure and Independence	10
Non-Independent Directors on Key Committees	10
Policy Considerations for Majority Owned Companies	11
Audit Fee Disclosure	12
Excessive Non-Audit Fees	12
Persistent Problematic Audit Related Practices	12
Director Attendance	13
Overboarded Directors	14
Gender Diversity Policy (S&P/TSX Composite Index companies only)	14
Former CEO/CFO on Audit/Compensation Committee	15
Voting on Directors for Egregious Actions	16
Board Responsiveness	17
Unilateral Adoption of an Advance Notice Provision	17
OTHER BOARD-RELATED PROPOSALS	19
Classification/Declassification of the Board	19
Independent Chair (Separate Chair/CEO)	19
Majority of Independent Directors/Establishment of Committees	19
Majority Vote Standard for the Election of Directors	19
Proxy Access	20
Proxy Contests - Voting for Director Nominees in Contested Elections	20
3. SHAREHOLDER RIGHTS & DEFENSES	21
Advance Notice Requirements	21
Enhanced Shareholder Meeting Quorum for Contested Director Elections	22
Appointment of Additional Directors Between Annual Meetings	22
Article/By-law Amendments	23
Cumulative Voting	24
Confidential Voting	24
Poison Pills (Shareholder Rights Plans)	25

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Reincorporation Proposals	27
Supermajority Vote Requirements	27
4. CAPITAL/RESTRUCTURING	28
Mergers and Corporate Restructurings	28
Increases in Authorized Capital	28
Private Placement Issuances	29
Blank Cheque Preferred Stock	30
Dual-class Stock	30
Escrow Agreements	30
5. COMPENSATION	31
EXECUTIVE PAY EVALUATION	31
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS	32
Pay for Performance Evaluation	33
Problematic Pay Practices	34
Board Communications and Responsiveness	36
EQUITY-BASED COMPENSATION PLANS	36
Plan Cost	38
Overriding Negative Factors	38
Plan Amendment Provisions	38
Non-Employee Director (NED) Participation	40
Repricing Options	41
OTHER COMPENSATION PROPOSALS	41
Individual Grants	41
Employee Stock Purchase Plans (ESPPs, ESOPs)	42
Management Deferred Share Unit (DSU) Plans	43
DIRECTOR COMPENSATION	43
Non-Employee Director (NED) Deferred Share Unit (DSU) Plans	43
Problematic Director Compensation Practices	44
SHAREHOLDER PROPOSALS ON COMPENSATION	45
Shareholder Advisory Vote Proposals	45
Supplemental Executive Retirement Plan (SERP) Proposals	45
6. SOCIAL/ENVIRONMENTAL ISSUES	47
Global Approach	47

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Canada Proxy Voting Guidelines for TSX-Listed Companies

COVERAGE

The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly – traded Canadian-incorporated companies that are held in our institutional investor clients' portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

1. ROUTINE/MISCELLANEOUS

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company’s annual report, to shareholders at every

Annual General Meeting (AGM). This routine item is almost always non-voting.

Ratification of Auditors

►   General Recommendation: Vote for proposals to ratify auditors unless the following applies:

› Non-audit ("other") fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: National Instrument 52-110 - Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Other Business

►   General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Fundamental Principles

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.

Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

TSX Listing Requirements

Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.

In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:

› If director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;

› The board will accept the resignation absent exceptional circumstances; and

› The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.

Slate Ballots (Bundled Director Elections)

►   General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

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1 Controlled companies are exempt from this requirement.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

ISS Canadian Definition of Independence

1.	Executive Director
	1.1.	Employees of the company or its affiliates[i].
	1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].
2.	Non-Independent Non-Executive Director
Former/Interim CEOiii
	2.1.	Former CEO of the company or its affiliates[i] within the past five yearsiv or of an acquired company within the past five years.
	2.2.	Former interim CEO of the company or its affiliates[i] within the past five yearsiv if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensation[v] at that time.
	2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five yearsiv.
Controlling Shareholder/s
	2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group)ii.
Non-CEO Executivesiii
	2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
	2.6.	Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.
	2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/predecessor within the past three years.
	2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.
Relatives
	2.9.	Relativevi of current executive officervii of the company or its affiliates[i].
	2.10.	Relativevi of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsviii
	2.11.	Currently provides (or a relativevi provides) professional servicesix to the company, its affiliates[i] or to its officers.
	2.12.	Is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that provides professional services ix to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].
	2.13.	Currently employed by (or a relativevi is employed by) a significant customer or supplier[x] of the company or its affiliates[i].
	2.14.	Is (or a relativevi is) a trustee, director or employee of a charitable or non-profit organization that receives materialxi grants or endowments from the company or its affiliates[i].
	2.15.	Has, or is (or a relativevi is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.
Other Relationships
	2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
	2.17.	Founderxii of the company but not currently an employee.
	2.18.	Has any materialxi relationship with the company or with any one or more members of management of the company.
	2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.
Board Attestation

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Canada Proxy Voting Guidelines for TSX-Listed Companies

2.20. Board attestation that an outside director is not independent.

3.     Independent Director

3.1. No materialxi ties to the company other than board seat.

Footnotes:

i "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

ii Under this definition, officers of a controlling entity and/or its affiliates holding more than 50 percent of the outstanding voting rights will be considered non-independent non-executive directors.

iii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iv The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

v ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

vi Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

vii Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

viii The terms "Currently", "Is" or "Has" in the context of Transactional, Professional, Financial, and Charitable Relationships will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

ix Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. "Of counsel" relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

x If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

xi "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xii The company’s public disclosure regarding the operating involvement of the Founder with the company will be considered. If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director’s ability to provide independent oversight of management.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Vote case-by-case on director nominees, examining the following factors when disclosed:

› Independence of the board and key board committees;

› Disclosed commitment to board gender diversity;

› Attendance at board and committee meetings;

› Corporate governance provisions and takeover activity;

› Long-term company performance;

› Directors’ ownership stake in the company;

› Compensation practices;

› Responsiveness to shareholder proposals; and

› Board accountability.

Board Structure and Independence

►   General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

› The board is less than majority independent; or

› The board lacks a separate compensation or nominating committee.

Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, executives, former executives and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the board should have:

› A majority of independent directors (Section 3.10); and

› A nominating committee and a compensation committee composed entirely of independent directors (Section 3.15).

Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication Building High Performance Boards indicates that boards should "Establish mandates for board committees and ensure committee independence." It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process."

Non-Independent Directors on Key Committees

►   General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

› Are Executive Directors;

› Are Controlling Shareholders; or

› Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

National Instrument 52-110 - Audit Committees sets out best practice with regard to the composition of the audit committee. The instrument requires that every reporting issuer (other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument) must have an audit committee, that the committee must comprise a minimum of three members, and that every audit committee member must be independent.

Policy Considerations for Majority Owned Companies2

ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:

› The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;

› In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);

› If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;

› A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director; and

› Prompt disclosure of detailed vote results following each shareholder meeting.

ISS will also take into consideration any other concerns related to the conduct of the subject director(s) and any controversy or questionable actions on the part of the subject director(s) that are deemed not to be in the best interests of all shareholders.

Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.

Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one-share, one-vote principle and is intended to recognize the commonality of interests between certain

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2 A majority-owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

►   General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:

› No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

►   General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:

› Non-audit fees ("other") fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.

Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.

In circumstances where "Other" fees include fees related to significant one-time capital restructure events (for the purpose of this policy such events are limited to initial public offerings, emergence from bankruptcy, and spinoffs) and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.

Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Persistent Problematic Audit Related Practices

►   General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:

› Accounting fraud;

› Misapplication of applicable accounting standards; or

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Canada Proxy Voting Guidelines for TSX-Listed Companies

› Material weaknesses identified in the internal control process.

Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.

Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.

Director Attendance

►   General Recommendation: Vote withhold for individual director nominees if:

› The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key3 committee meetings4 held within the past year without a valid reason for these absences; or

› The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the board and key4 committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

› Valid reasons for absence at meetings include illness or absence due to company business;

› Participation via telephone is acceptable;

› If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;

› Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and

› Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may indicate a more serious concern with a director’s ability to serve and may warrant a board review and potentially the director’s resignation.

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3 Key committees include audit, compensation and nominating committees.

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.

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Canada Proxy Voting Guidelines for TSX-Listed Companies

Overboarded Directors

►   General Recommendation: (in effect until January 31, 2019): Generally vote withhold for individual director nominees if:

› Irrespective of whether the company has adopted a majority voting director resignation policy, the director is overboarded5 AND the individual director has attended less than 75 percent of his/her respective board and committee meetings held within the past year without a valid reason for these absences.

Cautionary language will be included in ISS reports where directors are overboarded regardless of attendance.

For meetings on or after February 1, 2019, generally vote withhold for individual director nominees who:

› Are non-CEO directors and serve on more than five public company boards; or

› Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards6.

Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.

Within the Canadian market, which is based on a “comply-or-explain” regulatory regime of recommended best practices, there are mixed investor views on the appropriateness of evaluating the ability of directors to contribute based solely on the number of boards on which they serve. Further consideration is given to the TSX majority voting director resignation requirement. Feedback has indicated that overboarding in conjunction with other governance concerns, such as unacceptably low board and committee meeting attendance, may be a better indicator of a director’s inability to commit the necessary time and attention to the increasing demands of a board seat and may also provide an opportunity for board renewal. There are also mixed views on the need to give the same degree of consideration toward service on TSXV-listed company boards as these start-up companies are, for several reasons, seen by some to require less time and effort from directors when compared to TSX reporting issuers. Given this feedback, a double-triggered overboarding policy is deemed appropriate for the Canadian market.

Gender Diversity Policy (S&P/TSX Composite Index companies only)

►   General Recommendation: For S&P/TSX Composite Index companies, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:

› The company has not disclosed a formal written gender diversity policy*; and

› There are zero female directors on the board of directors.

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5 "Overboarded" is defined by ISS as: a CEO of a public company who sits on more than 1 outside public company board in addition to the company of which he/she is CEO, OR the director is not a CEO of a public company and sits on more than 4 public company boards in total.

6 Although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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This policy will be applied to all TSX Companies starting in Feb 2019.

*Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.

The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.

When determining a company's commitment to board gender diversity, consideration will also be given to the board's disclosed approach to considering gender diversity in executive officer positions and stated goals or targets or programs and processes for advancing women in executive officer roles, and how the success of such programs and processes is monitored.

Exemptions:

This policy will not apply to:

› Newly publicly listed companies within the current or prior fiscal year;

› Companies that have transitioned from the TSXV within the current or prior fiscal year; or

› Companies with four or fewer directors.

Rationale: Gender diversity has become a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many larger TSX-listed reporting issuers, including Composite Index companies. Composite Index company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard. Among non-Composite Index TSX-listed issuers, many have disclosed that they have not adopted a gender diversity policy, or goals or targets. Further, approximately 50 percent do not have any women on the board of directors. Therefore, the policy will apply to Composite Index companies initially and is intended to apply to all TSX reporting issuers (other than those exceptions indicated above) commencing 2019.

Former CEO/CFO on Audit/Compensation Committee

►   General Recommendation: Vote withhold for any director who has served as the CEO of the company within the past five years and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether

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support is warranted for any former CEO on the audit or compensation committee following a five-year period7 after leaving this executive position.

Generally vote withhold for any director who has served as the CFO of the company within the past three years and is a member of the audit or compensation committee.

Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.

The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 – Audit Committees.

A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.

Voting on Directors for Egregious Actions

►   General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight8 or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

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7 The determination of a former CEO's classification following the five-year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

8 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

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In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

Board Responsiveness

In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:

►   General Recommendation: Vote withhold for continuing individual directors, nominating committee9 members, or the continuing members of the entire board of directors if:

› At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee9 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;

› At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or

› The board failed to act10 on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.

As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.

Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.

Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.

Unilateral Adoption of an Advance Notice Provision

►   General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

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9 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.

10 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

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Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.

Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

Externally-Managed Issuers (EMIs)

►   General Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

› The size and scope of the management services agreement;

› Executive compensation in comparison to issuer peers and/or similarly structured issuers;

› Overall performance;

› Related party transactions;

› Board and committee independence;

› Conflicts of interest and process for managing conflicts effectively;

› Disclosure and independence of the decision-making process involved in the selection of the management services provider;

› Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;

› Historical compensation concerns;

› Executives' responsibilities; and

› Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer's governance framework.

Rationale:

Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI's executives are directly employed and compensated by the external management firm.

EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.

Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more 'withhold' than 'for' votes at the shareholders' meeting. Some investor respondents to ISS' 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., 'withhold' votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses

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paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.

Other Board-Related Proposals

Classification/Declassification of the Board

►   General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

►   General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.

Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 - Corporate Governance Guidelines recommends that the chair of the board be an independent director or, where this is not appropriate, that an independent director should be appointed lead director.

Majority of Independent Directors/Establishment of Committees

►   General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:

› The board composition already meets the proposed threshold based on ISS' definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

› The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

►   General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

› A majority voting director resignation policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and

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› The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Proxy Contests - Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case in contested elections taking into account:

› Long-term financial performance of the target company relative to its industry;

› Management’s track record;

› Background to the proxy contest;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident slate and quality of critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:

› Have the dissidents met the burden of proving that board change is warranted? And, if so;

› Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

Reimbursing Proxy Solicitation Expenses

►   General Recommendation: Vote case-by-case taking into account:

› Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements

►   General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

› To prevent stealth proxy contests;

› To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and

› To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic under ISS' evaluation include but are not limited to:

› For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;

› The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;

› A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;

› A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;

› Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

› Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;

› Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and

› Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Rationale: As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.

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A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.

Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.

Recent court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.

For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

►   General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members ("Enhanced Quorum").

Rationale: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s predetermination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.

Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.

Appointment of Additional Directors Between Annual Meetings

►   General Recommendation: Vote for these resolutions where:

› The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

› The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

› Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

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Article/By-law Amendments

►   General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

› The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

› The quorum for a meeting of directors is less than 50 percent of the number of directors;

› The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

› An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

› An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;

› Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

› Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.

►   General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.

› Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.

› Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.

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› Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.

› Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.

› Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) ("BCBCA") have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.

› Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.

Cumulative Voting

►   General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.

Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

►   General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:

› The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote for management proposals to adopt confidential voting.

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Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

►   General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

› To give the board more time to find an alternative value enhancing transaction; and

› To ensure the equal treatment of all shareholders.

Vote against plans that go beyond these purposes if:

› The plan gives discretion to the board to either:

› Determine whether actions by shareholders constitute a change in control;

› Amend material provisions without shareholder approval;

› Interpret other provisions;

› Redeem the rights or waive the plan’s application without a shareholder vote; or

› Prevent a bid from going to shareholders.

› The plan has any of the following characteristics:

› Unacceptable key definitions;

› Reference to Derivatives Contracts within the definition of Beneficial Owner;

› Flip over provision;

› Permitted bid minimum period greater than 105 days;

› Maximum triggering threshold set at less than 20 percent of outstanding shares;

› Does not permit partial bids;

› Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

› Bidder must frequently update holdings;

› Requirement for a shareholder meeting to approve a bid; and

› Requirement that the bidder provide evidence of financing.

› The plan does not:

› Include an exemption for a “permitted lock up agreement”;

› Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

› Exclude reference to voting agreements among shareholders.

Rationale: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.

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Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a "new generation" rights plan.

A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore, references to the voting of securities (a.k.a. "voting pills") which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also, unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a

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bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, "new generation" shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.

Reincorporation Proposals

►   General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:

› Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote for reincorporation when:

› Positive financial factors outweigh negative governance implications; or

› Governance implications are positive.

Generally vote against reincorporation if business implications are secondary to negative governance implications.

Supermajority Vote Requirements

►   General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute.

Vote for proposals to lower supermajority vote requirements.

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4. CAPITAL/RESTRUCTURING

Mergers and Corporate Restructurings

►   General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital

►   General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:

› A company's shares are in danger of being de-listed; or

› A company's ability to continue to operate as a going concern is uncertain.

Generally vote against proposals to approve unlimited capital authorization.

Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

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Private Placement Issuances

►   General Recommendation: Vote case-by-case on private placement issuances taking into account:

› Whether other resolutions are bundled with the issuance;

› Whether the rationale for the private placement issuance is disclosed;

› Dilution to existing shareholders' position:

› Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

› Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

› Market reaction: The market's response to the proposed private placement since announcement; and

› Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.

Rationale: The TSX requires shareholder approval for private placements:

› For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

› That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

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Blank Cheque Preferred Stock

►   General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

› The shares carry unspecified rights, restrictions, and terms; or

› The company does not specify any specific purpose for the increase in such shares.

Generally vote for proposals to create a reasonably limited11 number of preferred shares where both of the following apply:

› The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

› The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

►   General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

› It is required due to foreign ownership restrictions and financing is required to be done out of country;

› It is not designed to preserve the voting power of an insider or significant shareholder;

› The subordinate class may elect some board nominees;

› There is a sunset provision; and

› There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

►   General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of time-driven release requirements.

Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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11 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

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Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

►   General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).

Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

› There is a significant misalignment between CEO pay and company performance (pay for performance);

› The company maintains significant problematic pay practices; or

› The board exhibits a significant level of poor communication and responsiveness to shareholders.

Primary Evaluation Factors for Executive Pay

Pay for Performance:

› Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

› Evaluation of peer group benchmarking used to set target pay or award opportunities;

› Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;

› Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

› Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);

› Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.

Board Communications and Responsiveness:

› Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);

› Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Voting Alternatives

In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a

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prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.

On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

►   General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:

› There is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

› The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group12, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

› The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

› Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

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12 The peer group is generally comprised of 11-24 companies using following criteria: The GICS industry classification of the subject company; The GICS industry classification of the company's disclosed pay benchmarking peers;

› Size constraints for revenue between 0.25X and 4X the subject company's size (or assets for certain financial companies) and market value utilizing four market cap "buckets" (micro, small, mid and large);;

› The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company's size closer to the median of the peer group.

› Please refer to ISS' Canadian Compensation FAQ for further details.

In exceptional cases, peer groups may be determined on a customized basis.

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› The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:

› The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

› The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

› The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

› The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

› The trend considering prior years' P4P concern;

› Extraordinary situation due to a new CEO in the last reported FY;13 and

› Any other factors deemed relevant.

Rationale: The two-part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Compensation Policy FAQ for a more detailed discussion of ISS' quantitative pay-for-performance screen and peer group construction methodology.

Problematic Pay Practices

►   General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:

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13 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

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Poor disclosure practices:

› General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

› Excessive “make whole” provisions;

› Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

› Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

› Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

› Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

› Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

› Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

› Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

› Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

› Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Egregious pension/SERP (supplemental executive retirement plan) payouts:

› Inclusion of performance-based equity awards in the pension calculation;

› Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

› Addition of extra years of service credited without compelling rationale;

› No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);

› No reduction in benefits on a pro-rata basis in the case of early retirement;

Excessive perks:

› Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

› Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

› Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

› Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

› Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

› Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

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› These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

› Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

►   General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:

› Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

› Board's responsiveness to investor input and engagement on compensation issues, including:

› Failure to respond to majority-supported shareholder proposals on executive pay topics;

› Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

› Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.

Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.

Equity-Based Compensation Plans

►   General Recommendation: Vote case-by-case on equity-based compensation plans using an "equity plan scorecard" (EPSC) approach. Under this approach, certain features and practices related to the plan14 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

› Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

› SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

› SVT based only on new shares requested plus shares remaining for future grants.

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14 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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› Plan Features:

› Absence of problematic change-in-control (CIC) provisions, including:

› Single-trigger acceleration of award vesting in connection with a CIC; and;

› Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.

› No financial assistance to plan participants for the exercise or settlement of awards;

› Public disclosure of the full text of the plan document; and

› Reasonable share dilution from equity plans relative to market best practices.

› Grant Practices:

› Reasonable three-year average burn rate relative to market best practices;

› Meaningful time vesting requirements for the CEO's most recent equity grants (three-year lookback);

› The issuance of performance-based equity to the CEO;

› A clawback provision applicable to equity awards; and

› Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders' best interests.

Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:

› Discretionary or insufficiently limited non-employee director participation;

› An amendment provision which fails to adequately restrict the company's ability to amend the plan without shareholder approval;

› A history of repricing stock options without shareholder approval (three-year look-back);

› The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

› Any other plan features that are determined to have a significant negative impact on shareholder interests.

Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS' Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.

Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:

1.	Consider a range of factors, both positive and negative, in determining vote recommendations;
2.	Select factors based on institutional investors' concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;
3.	Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.	Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).

The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as

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burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding negative factors reflecting ISS' current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.

More information about the policy and weightings can be found in ISS' Canadian Executive Compensation FAQ.

Plan Cost

►   General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)

The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.

SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.

Overriding Negative Factors

Plan Amendment Provisions

►   General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

› Any increase in the number of shares reserved for issuance under a plan or plan maximum;

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15 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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› Any reduction in exercise price or cancellation and reissue of options or other entitlements;

› Any amendment that extends the term of options beyond the original expiry;

› Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;

› Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

› Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

› Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;16

› Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;

› Any amendment to remove or exceed the insider participation limits; and

› Amendments to an amending provision within a security based compensation arrangement.

In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

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16 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation. Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

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Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their independence compromised. Therefore, the inclusion of non-employee directors in management equity based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director (NED) Participation

Discretionary Participation

►   General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.

Limited Participation

►   General Recommendation: Vote against an equity compensation plan proposal where:

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› The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

› The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.

Rationale: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se but have tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.

Repricing Options

Repricing History

►   General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Other Compensation Proposals

Individual Grants

►   General Recommendation: Vote against individual equity grants to NEDs in the following circumstances:

› In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and

› Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company's compensation program but are also responsible and accountable for the company's overall corporate governance and long term sustainability. The established acceptable range for aggregate NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.

Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.

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Please refer to the latest version of the ISS Canadian Compensation Policy FAQ for further details and discussion related to the NED limit policy.

Repricing Proposals

►   General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

› reduction in exercise price or purchase price;

› extension of term for outstanding options, cancellation and reissuance of options; and › substitution of options with other awards or cash.

Rationale: Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

►   General Recommendation: Vote against the proposed equity plan if:

› Dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis; or

› The historic burn rate for all company plans has been more than 2 percent per year (generally averaged over most recent three-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote against is warranted.

Employee Stock Purchase Plans (ESPPs, ESOPs)

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►   General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

› Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

› Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;

› Purchase price is at least 80 percent of fair market value with no employer contribution;

› Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

› The Plan Amendment Provision requires shareholder approval for amendments to:

› The number of shares reserved for the plan;

› The allowable purchase price discount;

› The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

►   General Recommendation: Vote for deferred compensation plans if:

› SVT cost of the plan does not exceed the company's allowable cap;

› If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

› NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

› The plan amendment provisions require shareholder approval for any amendment to:

› Increase the number of shares reserved for issuance under the plan;

› Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

› Amend the plan amendment provisions.

Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.

Director Compensation

Non-Employee Director (NED) Deferred Share Unit (DSU) Plans

►   General Recommendation: Vote for a NED deferred compensation plan if:

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› DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

› Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

►   General Recommendation: Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

› Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

› If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company's allowable cap;

› NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

› The plan amendment provisions require shareholder approval for any amendment to:

› Increase the number of shares reserved for issuance under the plan;

› Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

› Amend the plan amendment provisions.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

› Director stock ownership guidelines of a minimum of three times annual cash retainer;

› Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

› The mix of remuneration between cash and equity; and

› Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

►   General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director's independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

› Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board's rationale for the inducement grant);

› Performance-based equity grants to non-employee directors which could pose a risk of aligning directors' interests away from those of shareholders and toward those of management; and

› Other significant problematic practices relating to director compensation.

Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director's judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors' interests away from the interests of shareholders and align them more with those of management.

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Shareholder Proposals on Compensation

►   General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:

› The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

►   General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Supplemental Executive Retirement Plan (SERP) Proposals

►   General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

› Inclusion of equity-based compensation in the pension calculation;

› Inclusion of excessive bonus amounts in the pension calculation;

› Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

› No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

› No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.

Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of

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potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Rationale: This policy update codifies the overarching principles that are applied to all markets, globally, and clarifies the factors that ISS considers in its case-by-case evaluation of environmental and social shareholder proposals. In markets where shareholder proposals on specific environment and social issues are routinely or frequently observed on company ballots, ISS has more nuanced policies that stem from these principles to address those issues.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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Europe Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

Europe Proxy Voting Guidelines

COVERAGE UNIVERSE		4
DEFINITIONS AND EXPLANATIONS		4
1.	OPERATIONAL ITEMS	5
	Financial Results/Director and Auditor Reports	5
	Appointment of Auditors and Auditor Fees	5
	Appointment of Internal Statutory Auditors	5
	Allocation of Income	6
	Amendments to Articles of Association	6
	Change in Company Fiscal Term	6
	Lower Disclosure Threshold for Stock Ownership	6
	Amend Quorum Requirements	6
	Transact Other Business	6
2.	BOARD OF DIRECTORS	7
	Non-Contested Director Elections	7
	Director Terms	7
	Bundling of Proposal to Elect Directors	8
	Board Independence	8
	Disclosure of Names of Nominees	9
	Combined Chairman/CEO	9
	Election of a Former CEO as Chairman of the Board	9
	Overboarded Directors	9
	Voto di Lista (Italy)	10
	One Board Seat per Director	10
	Composition of Committees	11
	Composition Nomination Committee (Sweden, Norway, and Finland)	11
	Election of Censors (France)	12
	ISS Classification of Directors - European Policy	13
	Contested Director Elections	14
	Voting on Directors for Egregious Actions	14
	Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)	14
	Discharge of Directors	15
	Director, Officer, and Auditor Indemnification and Liability Provisions	15
	Board Structure	15
3.	CAPITAL STRUCTURE	16
	CAPITAL SYSTEMS	16
	SHARE ISSUANCE REQUESTS	16
	General Issuances	16
	Specific Issuances	17
	Increases in Authorized Capital	17

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	Reduction of Capital	17
	Capital Structures	17
	Florange Act- Double Voting Rights (France)	17
	Preferred Stock	18
	Debt Issuance Requests	18
	Pledging of Assets for Debt	18
	Increase in Borrowing Powers	18
	Share Repurchase Plans	18
	Market-Specific Exceptions	19
	Reissuance of Repurchased Shares	19
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	19
4.	COMPENSATION	20
	COMPENSATION GUIDELINES	20
	Preamble	20
	Executive compensation-related proposals	20
	Non-Executive Director Compensation	21
	Equity-based Compensation Guidelines	22
	French Burn Rate Table for 2018	23
	Compensation-Related Voting Sanctions	23
	Stock Option Plans – Adjustment for Dividend (Nordic Region)	23
	Share Matching Plans (Sweden and Norway)	24
5.	ENVIRONMENTAL AND SOCIAL ISSUES	25
	Voting on Social and Environmental Proposals	25
6.	OTHER ITEMS	26
	Reorganizations/Restructurings	26
	Mergers and Acquisitions	26
	Mandatory Takeover Bid Waivers	26
	Reincorporation Proposals	26
	Expansion of Business Activities	26
	Related-Party Transactions	27
	Antitakeover Mechanisms	27
	Shareholder Proposals	28
	Authority to Reduce Minimum Notice Period for Calling a Meeting	28
	Auditor Report Including Related Party Transactions (France)	28
	Virtual Meetings	29

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COVERAGE UNIVERSE

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting

Manual.

ISS' European Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are subject to the UK and Ireland policy which is based on the National Association of Pension Funds (NAPF) Corporate Governance Policy and Voting Guidelines. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS' EMEA Regional Policy.

Specifically, ISS' European Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.

ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore, this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.

DEFINITIONS AND EXPLANATIONS

The term "widely held" refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.

For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.

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1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› Name of the proposed auditors has not been published;

› The auditors are being changed without explanation; or

› For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used; or

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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2. BOARD OF DIRECTORS

Non-Contested Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and

› Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

   I. Director Terms

  II. Bundling of Proposals to Elect Directors

 III. Board independence

IV. Disclosure of Names of Nominees

 V. Combined Chairman/CEO

 VI. Election of a Former CEO as Chairman of the Board

 VII. Overboarded Directors

VIII. Voto di Lista (Italy)

  IX. One Board Seat per Director

   X. Composition of Committees

   XI. Composition Nominating Committee (Sweden and Norway)

   XII. Election of Censors (France)

This policy is distinct from ISS' policy on contested director elections, which is presented as a separate policy item.

Note also that this policy is complemented by three additional policies: "Compensation-Related Voting Sanctions" and "Voting on Directors for Egregious Actions," which both address a comparatively rare set of additional circumstances, and "Corporate Assembly and Committee of Representatives Elections," which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.

Director Terms

For Belgium, France, Italy, Netherlands, Spain, and Switzerland, vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. In these markets, the maximum board terms are either recommended best practice or required by legislation. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Clients will also be advised to vote against article amendment proposals to extend board terms. In cases where a company's articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

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Bundling of Proposal to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*,

Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

Independence will be determined according to ISS' European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.

Voting policies

Widely-held companies

   A. Non-controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

1.	Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or
2.	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

   B. Controlled companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Non-widely held companies

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Voting sanctions will be applied under this policy from February 2019.

Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, Finland, and Luxembourg, this is based on membership on a

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local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share).

If a company is majority-controlled by virtue of a shareholder structure in which shareholders' voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company's equity capital.

Disclosure of Names of Nominees

Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chairman/CEO

Generally, vote against the (re)election of combined chair/CEOs at widely-held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board's key committees).

This policy will be applied to all widely-held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board

Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

› There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

› The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

› The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

Overboarded Directors

In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Spain,

Sweden, and Switzerland, at widely-held companies, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:

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› Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

› Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.

For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly-listed companies.

Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

One Board Seat per Director

In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

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While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

In Belgium, Denmark, Finland, France, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote against the (re)election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.

For Belgium, the Netherlands, and Switzerland, vote against the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

Composition Nomination Committee (Sweden, Norway, and Finland)

Vote for proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

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Election of Censors (France)

For widely held companies, ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

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ISS Classification of Directors - European Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material4 connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative¹ provides) professional services2 to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test3);

› Any director who has cross-directorships with executive directors or those in comparable roles;

› Relative¹ of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.4 ;

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› Not classified as non-independent by ISS (see above);

› No material5 connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as "employee representative" and considered a non-independent NED).

Footnotes

1 “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s

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turnover or 1 percent of the turnover of the company or organization with which the director is associated; or

A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

4 For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

5 For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

►   General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

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►   General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.

Discharge of Directors

►   General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:

› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

› Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for routine proposals to fix board size.

Vote against the introduction of classified boards and/or mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Capital Systems

European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.

Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 50 percent.

Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands). Starting in Feb 2019, the maximum will be 10 percent.

For French companies:

› Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

› Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.

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Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Florange Act- Double Voting Rights (France)

For French companies that:

› Did not have a bylaw allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

› Do not currently have a bylaw prohibiting double-voting rights; and either

› Do not have on their ballot for shareholder approval a bylaw amendment to prohibit double-voting, submitted by either management or shareholders; or

› Have not made a public commitment to submit such a bylaw amendment to shareholder vote before April 3, 2016;

Then, on a case-by-case basis, ISS may recommend against the following types of proposals:

› The reelection of directors or supervisory board members; or

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› The approval of the discharge of directors; or

› If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

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Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

› Duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks;

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Italy and Germany, vote for share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

› The duration of the options is limited in time to no more than 18 months;

› The total number of shares covered by the authorization is disclosed;

› The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

› A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

› The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I. Executive compensation-related proposals; and

II. Non-executive director compensation-related proposals

Executive compensation-related proposals

►   General Recommendation: ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model1 outcomes within a qualitative review of a company's remuneration practices. ISS will generally recommend a vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

----------------------

1 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:

  ✓ The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

  ✓ The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay structure with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.2.1. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2. For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3. The balance between short- and long-term variable compensation shall be appropriate

2.3.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

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►   General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals provide for the granting of stock options, performance-based equtiy compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

› Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a case-by-case basis where:

› Proposals include both cash and share-based components to non-executive directors.

› Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

►   General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

› The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);

› The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

› The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

› If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

› The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

› In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

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Finally, for large- and mid-cap companies, the company's average three-year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.

In 2016, the GICS methodology was amended. Real Estate is now a separate sector rather than an industry group within the Financials sector. ISS has computed caps for the new Real Estate sector and for the new Financials sector (i.e. excluding the Real Estate group). Starting in 2018, the caps calculated according to the new sector definitions will be the only ones affecting the vote recommendations for financial and real estate companies.

French Burn Rate Table for 2018

GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.36%	0.15%	0.51%
1510	MATERIALS	0.26%	0.17%	0.43%
2010-2030	INDUSTRIALS	0.34%	0.26%	0.59%
2510-2550	CONSUMER DISCRETIONARY	0.43%	0.35%	0.78%
3010-3030	CONSUMER STAPLES	0.17%	0.06%	0.23%
3510-3520	HEALTHCARE	0.72%	0.95%	1.67%
4510-5010	TECHNOLOGY & TELECOM	0.67%	0.59%	1.27%
5510	UTILITIES	0.10%	0.13%	0.22%
4010-4030 (NEW)	FINANCIALS (EXCLUDING REAL ESTATE)	0.31%	0.42%	0.74%
6010 (NEW)	REAL ESTATE	0.27%	0.27%	0.54%

Compensation-Related Voting Sanctions

►   General Recommendation: Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote against other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee; 2. The discharge of directors; or 3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies’ remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

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►   General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

› Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

› Having significantly higher expected dividends than actual historical dividends;

› Favorably adjusting the terms of existing options plans without valid reason; and/or

› Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

►   General Recommendation: ISS considers the following factors when evaluating share matching plans:

› For every share matching plan, ISS requires a holding period.

› For plans without performance criteria, the shares must be purchased at market price.

› For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

› In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.

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5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.

►   General Recommendation: ISS will generally recommend a vote on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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6. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

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Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by-case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:

› The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

› No call / put option agreement exists between the company and a foundation for the issuance of PPS;

› The issuance authority is for a maximum of 18 months;

› The board of the company-friendly foundation is fully independent;

› There are no priority shares or other egregious protective or entrenchment tools;

› The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

› The foundation buying the PPS does not have as a statutory goal to block a takeover; and

› The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

As of Feb. 1, 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

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Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting

►   General Recommendation: A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days' notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

►   General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

› Director Remuneration (including Severance Packages and Pension Benefits)

› Consulting Services

› Liability Coverage

› Certain Business Transactions

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In general, ISS expects companies to provide the following regarding related-party transactions:

› Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

› Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

› Fairness opinion (if applicable in special business transactions); and

› Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.

Virtual Meetings

►   General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Americas Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Americas Regional Proxy Voting Guidelines

COVERAGE UNIVERSE	4
1. OPERATIONAL ITEMS	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	5
Stock (Scrip) Dividend Alternative	5
Amendments to Articles of Association	5
Change in Company Fiscal Term	5
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
Transact Other Business	5
2. BOARD OF DIRECTORS	6
Director Elections	6
ISS Classification of Directors - Americas Regional Policy	7
Contested Director Elections	8
Discharge of Directors	8
Director, Officer, and Auditor Indemnification and Liability Provisions	9
Board Structure	9
3. CAPITAL STRUCTURE	9
SHARE ISSUANCE REQUESTS	9
General Issuances	9
Specific Issuances	9
Increases in Authorized Capital	9
Reduction of Capital	10
Capital Structures	10
Preferred Stock	10
Debt Issuance Requests	10
Pledging of Assets for Debt	10
Increase in Borrowing Powers	11
Share Repurchase Plans	11
Reissuance of Repurchased Shares	11
Capitalization of Reserves for Bonus Issues/Increase in Par Value	11
4. COMPENSATION	12
Compensation Plans	12
Director Compensation	12
5. OTHER ITEMS	12
Reorganizations/Restructurings	12
Mergers and Acquisitions	12

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Mandatory Takeover Bid Waivers	13
Reincorporation Proposals	13
Expansion of Business Activities	13
Related-Party Transactions	13
Antitakeover Mechanisms	14
Shareholder Proposals	14
6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	14

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Americas Regional Proxy Voting Guidelines

COVERAGE UNIVERSE

This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in "Tax Haven" markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and

› Fees for non audit services exceed standard annual audit related fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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Americas Regional Proxy Voting Guidelines

Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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Americas Regional Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

› The company does not comply with market legal requirements for minimum board independence, or does not have at least one independent board member, whichever is higher.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting, and if the company does not comply with market legal requirements for minimum board independence or does not have at least one independent board member.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

For Foreign Private Issuers (FPIs), vote against non-independent nominees if:

› The board is less than majority independent;

› Non-independent nominees sit on any key committee(s); or

› The company lacks any formal key committee(s).

For FPIs, generally vote against directors nominated by slate ballot.

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Americas Regional Proxy Voting Guidelines

ISS Classification of Directors - Americas Regional Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current employee of the company or its affiliates;

› Relative[1] of a former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family, but not currently an employee;

› Former executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's

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turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

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Americas Regional Proxy Voting Guidelines

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

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Americas Regional Proxy Voting Guidelines

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration that does not exceed market practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Americas Regional Proxy Voting Guidelines

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

Vote against a stock option plan, or an amendment to the plan, if:

› The maximum number of shares to be issued under the proposed plan is not disclosed; and/or

› The company has not disclosed any information regarding the key terms of the proposed stock option plan.

For FPIs, vote against a stock option plan, or an amendment to the plan, if:

› The total cost of the company’s equity plans is unreasonable;

› The plan expressly permits repricing;

› A pay-for-performance misalignment is found;

› The company’s three year burn rate exceeds the burn rate cap of its industry group;

› The plan has a liberal change-of-control definition; or

› The plan is a vehicle for problematic pay practices.

Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.

Director Compensation

►   General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

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For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

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Americas Regional Proxy Voting Guidelines

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Brazil Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 4, 2018

Brazil Proxy Voting Guidelines

1. OPERATIONAL ITEMS	4
Financial Results/Director and Statutory Reports	4
Stock (Scrip) Dividend Alternative	4
Allocation of Income	4
Amendments to Articles of Association	4
Change in Company Fiscal Term	4
Lower Disclosure Threshold for Stock Ownership	5
Amend Quorum Requirements	5
2. BOARD OF DIRECTORS	6
Voting on Director Nominees under Uncontested Election	6
Election of Minority Nominees (Separate Election)	7
ISS Classification of Directors – Brazil	8
Combined Chairman/CEO	9
Appointment of Internal Statutory Auditors (Fiscal Council)	9
Contested Director Elections and Competing Minority Nominees	9
Discharge of Directors	10
Director, Officer, and Auditor Indemnification and Liability Provisions	10
Board Structure	10
3. CAPITAL STRUCTURE	11
SHARE ISSUANCE REQUESTS	11
General Issuances	11
Specific Issuances	11
Increases in Authorized Capital	11
Reduction of Capital	11
Capital Structures	11
Preferred Stock	12
Debt Issuance Requests	12
Pledging of Assets for Debt	12
Increase in Borrowing Powers	12
Share Repurchase Plans	12
Reissuance of Repurchased Shares	13
Capitalization of Reserves for Bonus Issues/Increase in Par Value	13
4. COMPENSATION	14
Management Compensation	14
Compensation Plans	14
5. OTHER ITEMS	16
Reorganizations/Restructurings	16
Mergers and Acquisitions	16
Appointment of Independent Auditors	16

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Brazil Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	16
Reincorporation Proposals	16
Expansion of Business Activities	17
Related-Party Transactions	17
Antitakeover Mechanisms	17
Shareholder Proposals	17

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Brazil Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used;

› The external auditor expresses no opinion or qualified opinion over the financial statements; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

ISS will note whenever fees for non audit services exceed standard annual audit related fees. However, Brazilian companies are not required to present the ratification of external auditors to a shareholder vote, and the establishment of an audit committee is not mandatory. (Brazilian regulations allow external auditors to serve for a five-year term, or a 10-year term if the company establishes an audit committee.) Consequently, excessive non-audit fees will generally not result in adverse vote recommendations.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Allocation of Income

Brazilian companies are generally required to distribute at least 25 percent of adjusted net income as dividends to shareholders. Brazilian law also considers interest-on-capital-stock payments as dividends.

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of adequate total shareholder returns; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis. Note that Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Brazil Proxy Voting Guidelines

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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Brazil Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Voting on Director Nominees under Uncontested Election

In Brazil, the revised version of the code of best practice of corporate governance, from the Brazilian Institute of Corporate Governance (IBGC), as well as the country's newly created Brazilian Code of Corporate Governance recommend that boards should have a "relevant number of independent directors" or be, at a minimum, one-third independent, respectively. These recommendations have become increasingly pertinent as the free float of Brazilian companies continues to grow. Majority-independent boards remain rare in Brazil.

Companies that are part of the Novo Mercado and Nivel 2 listing segments of the Sao Paulo Stock Exchange (BM&FBovespa) are required to maintain a minimum of 20-percent board independence. BM&FBovespa regulations also allow companies to round down the required number of independent directors. Companies that are part of the Nivel 1 listing segment and non-differentiated ("traditional") companies are not subject to a minimum requirement.

Institutional investors largely believe that the aforementioned board independence requirements are presently inadequate, in light of the current free float and average board independence of companies in the differentiated listing segments. Moreover, the BM&FBovespa itself has sought to raise its minimum independence requirements, though issuers belonging to the voluntary listing segments voted down a proposal to do so in 2010.

ISS' benchmark board independence policy specifies that the boards of issuers belonging to the Novo Mercado and Nivel 2, the country's highest levels of corporate governance, must be at least 30-percent independent, consistent with proportional board representation best practices and the growing expectations of institutional investors.

In addition, as of Feb. 1, 2017, ISS benchmark policy will also require a minimum board independence for companies listed under the Nivel 1 differentiated corporate governance segment. Brazilian issuers trading under the Traditional listing segment of the Sao Paulo Stock Exchange will be granted an additional year to comply with the minimum independence benchmark policy, which will be effective for these issuers as of Feb. 1, 2018.

Very few companies present unbundled director election proposals. While directors nominated by a controlling shareholder must be disclosed 15 days prior to the meeting date, minority shareholders may present the names of their nominees up to the time of the meeting. These rules were designed to minimize restrictions on minority shareholders, but end up having a negative impact on international investors, who must often submit voting instructions in the absence of complete nominee information.

►   General Recommendation: Vote for the bundled election of management nominees, unless:

› Adequate disclosure of management nominees has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards; or

› Minority shareholders have presented timely disclosure of minority board nominees to be elected under separate elections, as allowed under Brazilian law (see Election of Minority Nominees – Separate Election below).

Minimum Independence Levels

Vote against the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies is not at least 30-percent independent.

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Brazil Proxy Voting Guidelines

Vote against the bundled election of directors if the post-election board at Nivel 1 and Traditional companies do not have at least one independent member. While the companies listed under the Nivel 1 differentiated segment will be affected by this change in ISS policy as of Feb. 1, 2017, companies in the Traditional group will have until Feb. 1, 2018, to adjust to this new policy.

Vote for individual management nominees unless there are specific concerns about the individual, such as criminal wrongdoing, breach of fiduciary responsibilities, or lack of sufficient board independence.

Election of Minority Nominees (Separate Election)

Article 141 of the Brazilian Corporate Law grants the rights to minority common and preferred shareholders to appoint one member each to the board of directors in a separate election in which the controlling shareholder is not allowed to vote.

Brazilian Corporate Law only requires controlling shareholders to disclose their nominee slate 15 days prior to the shareholder meeting. Minority stockholders can present the names of their nominees up to the time of the meeting.

When a separate election for a minority nominee is on ballot, minority ordinary shareholders can vote on a single election item, either on the separate election proposal to elect a minority board representative or the management nominees/slate.

►   General Recommendation: Vote for the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, ISS will prioritize the support for the election of minority representatives, if timely disclosure is provided, and a "Do Not Vote" recommendation may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a "Do Not Vote" or an "Abstain” recommendations may be issued for the separate minority election proposal, and a vote recommendation would be presented for the management slate in accordance with the aforementioned policy.

ISS will update its report and vote recommendations, as applicable, on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

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Brazil Proxy Voting Guidelines

ISS Classification of Directors – Brazil

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current employee of the company or its affiliates;

› Relative[1] of a former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company

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Brazil Proxy Voting Guidelines

and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Combined Chairman/CEO

►   General Recommendation: Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Vote against the election of the company's chairman, if the nominee is also the company's CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa), Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company's shares began trading on the respective differentiated corporate governance segment.

Appointment of Internal Statutory Auditors (Fiscal Council)

►   General Recommendation: Vote for the appointment or (re)election of fiscal council members, unless:

› The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

› Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law. See Election of Minority Nominees (Separate Election).

Contested Director Elections and Competing Minority Nominees

►   General Recommendation: For contested elections of directors (and/or fiscal council members), e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors (and/or fiscal council members) are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

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Brazil Proxy Voting Guidelines

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

Vote against proposals to increase board terms.

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Brazil Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Brazilian companies frequently seek shareholder approval to ratify even non-material changes in share capital through the approval of article amendments. However, Brazilian regulations also allow the board to issue shares up to the authorized capital limit, without additional shareholder approval, as long as such a provision is included in the company's bylaws.

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Brazil Proxy Voting Guidelines

Preferred Stock

►   General Recommendation: Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital; and

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”).

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

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Brazil Proxy Voting Guidelines

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Brazil Proxy Voting Guidelines

4. COMPENSATION

Shareholders are asked to approve the aggregate remuneration of directors and executive officers at Brazilian annual general meetings in a binding vote. The company's board of directors then decides how to allocate this aggregate remuneration figure among different individuals. The aggregate remuneration figure approved by shareholders should be inclusive of the variable remuneration that directors and executive officers may receive.

The Brazilian Securities Regulator (CVM) requires companies to disclose the average and maximum total compensation of their highest paid director and executive officer. However, a number of issuers have opted not to comply with the CVM's requirement based on a federal injunction filed in 2010 by the Brazilian Institute of Finance Executives (IBEF).

Management Compensation

►   General Recommendation: Generally vote for management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote against management compensation proposals when:

› The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

› The company does not disclose the total remuneration of its highest-paid executive; or

› The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive's pay.

Vote case-by-case on global remuneration cap (or company's total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

› Whether there is a clearly stated and compelling rationale for the proposed increase;

› Whether the remuneration increase is aligned with the company's long-term performance and/or operational performance targets disclosed by the company;

› Whether the company has had positive TSR for the most recent one- and/or three-year periods;

› Whether the relation between fixed and variable executive pay adequately aligns compensation with the company's future performance.

Compensation Plans

In Brazil, equity-based compensation plans were rarely submitted to shareholder approval prior to 2006. Since the publication of Instruction 481 by the Brazilian Securities Regulator (CVM) in December 2009, effective as of January 2010, companies are required to publish all facts relevant to such plans at least 15 days prior to the meeting date. According to this regulation, Brazilian companies should, at a minimum, disclose detailed information regarding potential dilution, exercise prices, vesting features, and performance criteria.

►   General Recommendation: ISS will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Practically all of the plans presented since the implementation of the 2009 CVM guidelines have included reasonable dilution limits and adequate vesting conditions. Performance criteria, meanwhile, are rarely disclosed. ISS' assessments of these plans have generally hinged on the presence of discounted exercise prices (which are common in Brazil), particularly in the absence of specific performance criteria.

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Brazil Proxy Voting Guidelines

Vote against a stock option plan and/or restricted share plan, or an amendment to the plan, if:

› The plan lacks a minimum vesting cycle of three years;

› The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company's historical financial performance or the industry benchmarks;

› The maximum dilution exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

› Directors eligible to receive options under the scheme are involved in the administration of the plan.

Specifically for share matching plans, in addition to the abovementioned factors, vote against the plan, or an amendment to the plan, if:

› The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, ISS will recommend against the plan if:

› The shares of the initial investment may be purchased by the participant at a discount to the market price;

› The initial investment is made using resources other than the annual variable remuneration received by the participant; or

› The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

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Brazil Proxy Voting Guidelines

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient and timely information upon request to make an informed voting decision.

Appointment of Independent Auditors

►   General Recommendation: Vote for the election of auditors to conduct valuation of proposed transactions, unless:

› Name of the proposed auditors has not been published;

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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Brazil Proxy Voting Guidelines

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Mandatory Bid Provisions (sometimes referred to as poison pills in Brazil), are the antitakeover provisions most commonly used by these companies.

The ownership triggers for these mandatory bids typically range between 15-35 percent, and some include onerous minimum price provisions. The BM&FBovespa attempted in late 2010 to require all issuers in the Novo Mercado to adopt a mandatory bid provision with a 30-percent trigger, though the measure was voted down by issuers (since the Novo Mercado is a voluntary listing segment).

A few companies also include voting caps in their bylaws, though issuers in the differentiated listing segments may not have a voting cap below 5 percent.

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Vote for mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange's Novo Mercado listing segment:

› Ownership trigger of 30 percent or higher; and

› Reasonable pricing provisions.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Brazil Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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South Africa Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2016 Published September 28, 2016

South Africa Proxy Voting Guidelines

OVERVIEW	3
1. ANNUAL FINANCIAL STATEMENTS	4
2. AUDITORS' REAPPOINTMENT AND REMUNERATION	4
3. DIRECTOR ELECTIONS	4
ISS Classification of Non-Independent Non-Executive Directors	5
4. AUDIT COMMITTEE ELECTIONS	6
5. SHARE ISSUANCE AUTHORITIES	6
6. SHARE BUYBACK AUTHORITIES	7
7. FEES FOR NON-EXECUTIVE DIRECTORS	7
8. FINANCIAL ASSISTANCE TO RELATED OR INTER-RELATED COMPANIES	8
9. AUTHORITY TO RATIFY AND EXECUTE APPROVED RESOLUTIONS	8
10. APPROVAL OF REMUNERATION POLICY	8
11. NEW EQUITY INCENTIVE SCHEME OR AMENDMENT TO EXISTING SCHEMES	9
12. NEW MEMORANDUM OF INCORPORATION (MOI)/AMENDMENTS TO THE MOI	10
13. BLACK ECONOMIC EMPOWERMENT (BEE) TRANSACTIONS	10
14. SOCIAL AND ETHICS COMMITTEE ELECTIONS	11
15. SOCIAL AND ETHICS COMMITTEE REPORT	11

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South Africa Proxy Voting Guidelines

OVERVIEW

South African company law and regulatory requirements determine the proposals which need to be presented to shareholders for approval. Of particular importance are the Companies Act 2008 (referred to as "CA" throughout this document), the Johannesburg Stock Exchange (JSE) Listings Requirements (referred to as "LR") and the King Code and Report on Governance for South Africa 2009 ("King III").

Legal and regulatory requirements are typically enshrined in a company's memorandum of incorporation ("MOI"), which is the constitutional document covering the governance of the company.

At the typical AGM, shareholders will be asked to approve the following:

› Receipt of annual financial statements

› Auditors' reappointment and remuneration

› Election of directors

› Election of audit committee members

› Share issuance authorities

› Share buyback authorities

› Approval of director fees

› Financial assistance to related or inter-related companies

› Authority to ratify and execute approved resolutions

› Approval of remuneration policy.

Non-routine items that are also often seen on South African agendas and require shareholder approval include:

› Approval of new equity incentive schemes or amendments to existing schemes

› Amendments to the MOI

› Black Economic Empowerment (BEE) transactions

› Social and ethics committee elections

› Social and ethics committee report

Policies in this document are presented in an order consistent with a typical South African AGM agenda.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at South African meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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South Africa Proxy Voting Guidelines

1. ANNUAL FINANCIAL STATEMENTS

Local requirements

Companies must submit their annual financial statements, including the reports of the auditors and the directors, to shareholders (CA s30). Although a large majority of South African companies submit their annual financial statements to a shareholder vote, this is not mandated by law. Some companies simply present the statements to the AGM without a formal vote. The JSE requires that annual financial statements and the AGM notice are sent to shareholders at least 15 business days before the AGM (LR s3.19).

►   General Recommendation: Vote for approval of the financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be disclosed publicly.

2. AUDITORS' REAPPOINTMENT AND REMUNERATION

Local requirements

A public company must appoint an auditor at each AGM (CA s90). The retiring auditor can be automatically reappointed without any resolution being passed, but most companies include an appropriate agenda item. Some companies also seek separate shareholder approval for the remuneration paid to the auditors.

►   General Recommendation: Vote for the re-election of auditors and/or proposals regarding auditor remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditors are being changed without explanation; or

› Non-audit related fees are substantial or are routinely in excess of standard audit-related fees.

3. DIRECTOR ELECTIONS

Local requirements

The appointment of a new director must be confirmed by shareholders at the next AGM (LR schedule 10, para 10.16(c)). Furthermore, at least one-third of non-executive directors (NEDs) must retire by rotation at each AGM (LR schedule 10, para 10.16(g)), although at some companies retirement by rotation provisions extend to executive directors. Each director must be categorised as either executive, non-executive or independent (LR s3.84(f)).

►   General Recommendation: Vote for the re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements, questionable transactions with conflicts of interest or records of abuses against minority shareholder interests;

› The board fails to meet minimum governance standards;

› There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

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South Africa Proxy Voting Guidelines

› Repeated absences (less than 75 percent attendance) at board and committee meetings have not been explained;

› Elections are bundled;

› The director is an executive who serves on one of the key board committees (audit, remuneration, nominations);

› The director combines the roles of chairman and CEO and the company has not provided an adequate explanation;

› The director is a former CEO who has been appointed as chairman;

› The director is a non-independent NED who serves on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

› The director is a non-independent NED who serves on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's Black Economic Empowerment (BEE) credentials;

› The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's BEE credentials; or

› Under extraordinary circumstances, there is evidence of egregious actions related to the director’s service on other boards that raise substantial doubts about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proposals to re-elect alternate directors will take into account the vote recommendation that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

ISS Classification of Non-Independent Non-Executive Directors

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Beneficial owner (direct or indirect) of at least 5 percent of the company's shares, either in economic terms or in voting rights;

› Government representative;

› Currently provides (or a related person provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of ZAR 100,000 per year. In line with King III, there should be a three-year cooling-off period for individuals appointed as the designated auditor/partner in the external audit firm or as a senior legal adviser to the company;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test, which indicates materiality if the company makes or receives annual payments exceeding the greater of ZAR 2 million or 5 percent of the recipient's gross revenues);

› Any director who has cross-directorships with executive directors of the company;

› Relative (immediate family member) of current or former executive of the company or its affiliates. King III specifies a three-year cooling-off period;

› A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period); or

› Any director who receives any form of performance-related remuneration.

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South Africa Proxy Voting Guidelines

4. AUDIT COMMITTEE ELECTIONS

Local requirements

Companies (other than those covered by the Banks Act) must establish an audit committee of at least three members, which must be elected by shareholders at the AGM (CA s94).

►   General Recommendation: Vote for the re-election of the audit committee and/or audit committee members, unless:

› Committee member elections are bundled into a single voting item, and the committee includes one or more non-independent NEDs;

› Committee members are elected individually, and the audit committee member is a non-independent NED;

› Repeated absences (less than 75 percent attendance) at committee meetings have not been explained; or

› There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility.

5. SHARE ISSUANCE AUTHORITIES

Local requirements

In line with the provisions of its MOI, a company will typically seek a general authority to issue shares (sometimes referred to as "placing shares under the control of the directors"). This authority can be used to issue shares on a non-preemptive basis. The JSE has separate rules governing the issue of shares for cash. The Listings Requirements allow companies to request a general authority to issue shares for cash up to a maximum of 15 percent of the issued share capital on a non-preemptive basis, subject to approval by shareholders (LR s3.32, s5.52). The JSE specifies that a general authority to issue shares for cash requires 75 percent support.

Preference shares are reasonably common in South Africa, and some companies routinely seek separate authorities to issue new preference shares.

►   General Recommendation: Vote for a general authority to place authorised but unissued ordinary shares under the control of the directors, unless:

› The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

› The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

› The company used the authority during the previous year in a manner deemed not be in shareholders' best interests.

Vote for a general authority to issue ordinary shares for cash, unless:

› The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

› The company used the authority during the previous year in a manner deemed not to be in shareholders' interests.

Vote for a general authority to issue preference shares, unless:

› Following the issue, preference shares would comprise greater than 50 percent of the company's issued share capital; or

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South Africa Proxy Voting Guidelines

› The terms of the preference shares would adversely affect the rights of existing shareholders.

The issue of shares pursuant to a specific transaction will be considered on a case-by-case basis, depending on the merits of the underlying deal.

6. SHARE BUYBACK AUTHORITIES

Local requirements

Companies are allowed to acquire their own shares (CA s48). The JSE specifies a number of conditions in relation to share buybacks, one of which is that general authorities are permitted up to 20 percent of the issued share capital in any one financial year (LR s5.68). Further, general authorities require the approval of shareholders by way of a special resolution (LR s5.72).

►   General Recommendation: Vote for a general share buyback authority, unless:

› The company wishes to repurchase more than 20 percent of its issued share capital over the year;

› The repurchase can be used for takeover defenses; or

› There is clear evidence of abuse.

7. FEES FOR NON-EXECUTIVE DIRECTORS

Local requirements

The remuneration paid to directors for their services as directors can only be paid in accordance with a special resolution approved by shareholders within the previous two years (CA s66). (This relates to the fees payable to directors, not the remuneration which an executive director will receive as an employee of the company, and therefore in practice concerns the fees paid to non-executives.) Companies either seek approval for these fees under one resolution, or provide separate resolutions for each different type of fee.

►   General Recommendation: Vote for the fees payable to non-executive directors, unless:

› The proposed fees are excessive, relative to similarly-sized companies in the same sector.

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South Africa Proxy Voting Guidelines

8. FINANCIAL ASSISTANCE TO RELATED OR INTER-RELATED COMPANIES

Local requirements

Under the Companies Act, companies are required to seek shareholder approval in advance of providing certain forms of financial assistance (e.g. loans or loan guarantees) (CA s44, s45). Approval is required for assistance provided to (a) related or inter-related companies (e.g. a subsidiary), (b) directors or prescribed officers (i.e. senior executives who are not directors), (c) for the purpose of subscribing for any options or securities issued by the company or by a related or inter-related company, or (d) for the purpose of purchasing any securities of the company or a related or inter-related company.

►   General Recommendation: Vote for a general authority to provide financial assistance, unless:

› As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

› As part of the authority, the company seeks approval to provide financial assistance "to any person."

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders' interests would warrant further review and analysis.

9. AUTHORITY TO RATIFY AND EXECUTE APPROVED RESOLUTIONS

Local requirements

Many companies seek the approval of shareholders for a formal authority allowing the directors (and/or the company secretary) to sign all the necessary documents and do everything required to put into effect the resolutions approved at the general meeting.

►   General Recommendation: Vote for the authority to ratify and execute approved resolutions, unless:

› Opposition is recommended to all other items on the agenda.

10. APPROVAL OF REMUNERATION POLICY

Local requirements

The King III report recommends that companies provide shareholders with an annual non-binding vote on the remuneration policy (principle 2.27). The vote has advisory status in respect of the remuneration policy and specific pay packages.

►   General Recommendation: ISS evaluates management proposals seeking ratification of a company's remuneration policy on a case-by-case basis. When judging remuneration policies, ISS generally recommends a vote against if the

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South Africa Proxy Voting Guidelines

level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, ISS recommends a vote for the approval of the executive remuneration policy unless TWO or more of the following issues apply (NB it may be appropriate to vote against on ONE issue if it has been identified as particularly serious):

› Large increases in fixed remuneration have been implemented which have not been adequately explained.

› The company has made bonus payments but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses).

› The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards, or if performance conditions are in place, they are not disclosed or are not considered sufficiently challenging or relevant.

› The vesting period for long-term incentive schemes is set at less than three years.

› Long-term schemes include an element of retesting.

› Options can be granted at a discount to market value.

› The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

› The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained.

› Discretion has been used during the year in a manner not considered consistent with shareholder interests.

› The policy or the application of the policy is in any way not considered aligned with shareholder interests.

In circumstances where a company has demonstrated a significant shift in the right direction, it may be appropriate for ISS to support the remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Failure to propose a resolution on executive remuneration for shareholder approval may lead to an adverse vote recommendation on another AGM item, for example the re-election of the chairman of the remuneration committee.

11. NEW EQUITY INCENTIVE SCHEME OR AMENDMENT TO EXISTING SCHEMES

Local requirements

Share incentive schemes which involve the issue of new shares must be approved by shareholders via a resolution requiring 75 percent support (LR schedule 14). Certain provisions in existing schemes cannot be altered without shareholder approval.

►   General Recommendation: ISS evaluates management proposals seeking approval for a share incentive scheme on a case-by-case basis. When judging such items, ISS will generally recommend a vote against if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, ISS will recommend a vote for the proposal unless ONE or more of the following apply:

› Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

› Performance conditions can be retested.

› Performance is measured over a period shorter than three years.

› The plan allows for option repricing or issue of options at a discount or backdating of options.

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South Africa Proxy Voting Guidelines

› The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

› The scheme provides for potentially excessive individual reward or has no caps on individual participation.

› NEDs can participate in the scheme.

› The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

12. NEW MEMORANDUM OF INCORPORATION (MOI)/AMENDMENTS TO THE MOI

Local requirements

Shareholder approval is required for a new MOI or amendments to the existing MOI (CA s16). The Listings Requirements include detailed guidance on what should be included within an MOI (schedule 10).

►   General Recommendation: Vote on a new MOI or on amendments to the MOI on a case-by-case basis, depending on the impact on shareholder rights.

ISS will normally recommend a vote against an MOI which limits retirement by rotation to non-executive directors only.

13. BLACK ECONOMIC EMPOWERMENT (BEE) TRANSACTIONS

Local requirements

BEE transactions often involve the issue of new shares to specific partners or the provision of financial assistance and, as such, require shareholder approval. The precise nature of the transaction can vary significantly from company to company.

►   General Recommendation: Vote on BEE transactions on a case-by-case basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company's chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

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South Africa Proxy Voting Guidelines

14. SOCIAL AND ETHICS COMMITTEE ELECTIONS

Local requirements

The Companies Act includes provisions envisaging that companies form a social and ethics committee (CA s72). Further legislation – in the form of the Companies Regulations 2011 – specifies that these committees must include at least three directors or prescribed officers, at least one of whom must be a director who is not involved in day-to-day management (s43). There is no requirement for shareholders to vote on the members of the committee, but a small minority of companies include these elections on the AGM agenda.

►   General Recommendation: Vote for the re-election of the social and ethics committee and/or social and ethics committee members, unless:

› The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

› Serious concerns have been raised with the work of the committee during the year.

15. SOCIAL AND ETHICS COMMITTEE REPORT

Local requirements

The Companies Regulations 2011 require the social and ethics committee to report, through one of its members, to the shareholders at the AGM on the matters within its mandate (s 43). There is no requirement for shareholders to vote on this report, but a small minority of companies include this as a voting item on the AGM agenda.

►   General Recommendation: Vote for the report of the social and ethics committee, unless:

› The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

› Serious concerns have been raised with the work of the committee during the year.

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South Africa Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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EMEA Regional Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE	4
1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Internal Statutory Auditors	5
Allocation of Income	6
Stock (Scrip) Dividend Alternative	6
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Lower Disclosure Threshold for Stock Ownership	6
Amend Quorum Requirements	6
Transact Other Business	6
2. BOARD OF DIRECTORS	7
Director Elections	7
ISS Classification of Directors – EMEA Regional Policy	9
Contested Director Elections	10
Discharge of Directors	10
Director, Officer, and Auditor Indemnification and Liability Provisions	11
Board Structure	11
3. CAPITAL STRUCTURE	12
Share Issuance Requests	12
General Issuances	12
Specific Issuances	12
Increases in Authorized Capital	12
Reduction of Capital	12
Capital Structures	12
Preferred Stock	13
Debt Issuance Requests	13
Pledging of Assets for Debt	13
Increase in Borrowing Powers	13
Share Repurchase Plans	13
Reissuance of Repurchased Shares	14
Capitalization of Reserves for Bonus Issues/Increase in Par Value	14
4. COMPENSATION	14
Compensation Plans	14
Director Compensation	15
5. OTHER ITEMS	15
Reorganizations/Restructurings	15
Mergers and Acquisitions	15

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EMEA Regional Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	15
Reincorporation Proposals	16
Expansion of Business Activities	16
Related-Party Transactions	16
Antitakeover Mechanisms	16
Shareholder Proposals	16
6. SOCIAL/ENVIRONMENTAL ISSUES	17
Global Approach	17
7. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES	17

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EMEA Regional Proxy Voting Guidelines

COVERAGE UNIVERSE

These guidelines cover all markets in Europe, the Middle East, and Africa (EMEA) that are not covered under a separate market-specific or region-specific ISS policy. Therefore, markets covered by this document exclude UK, Ireland, Israel, Russia, Kazakhstan, and South Africa, and all markets that are covered under ISS’ European Policy.

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EMEA Regional Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› The name(s) of the proposed auditors has not been published;

› The auditors are being changed without explanation; or

› For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

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EMEA Regional Proxy Voting Guidelines

Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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EMEA Regional Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests;

› The board fails to meet minimum corporate governance standards;

› There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or

› Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

For MEA markets, in cases where:

› Directors are proposed for (re)election through a cumulative voting system, or

› Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

ISS will recommend a vote on a case-by-case basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive vote recommendations will be issued preferentially in favor of the following categories of candidates:

› Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

› Candidates who can be classified as independent according to ISS' policy, or, failing that,

› Candidates explicitly classified as independent per the company's director classification.

› Candidates whose professional background may have the following benefits:

› Increasing the diversity of incumbent directors ' professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevent factors).

› Bringing to the current board of directors relevant experience in areas linked to the company's business, evidenced by current or past board memberships or management functions at other companies.

› Incumbent board members and candidates explicitly supported by the company's management.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

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EMEA Regional Proxy Voting Guidelines

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS EMEA Regional Classification of Directors on the following page.]

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EMEA Regional Proxy Voting Guidelines

ISS Classification of Directors – EMEA Regional Policy

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period) [6];

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7] Independent NED

› No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business

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relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors' past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

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Preferred Stock

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

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› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, vote against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

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Director Compensation

►   General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Vote against proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

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Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

7. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' EMEA Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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Hong Kong Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Hong Kong Proxy Voting Guidelines

1. OVERVIEW	3
2. OPERATIONAL ITEMS	3
Approval of Financial Statements and Statutory Reports	3
Dividend Distribution	3
3. BOARD OF DIRECTORS	4
Voting for Director Nominees in Uncontested Elections	4
Classification of Directors	6
Voting for Director Nominees in Contested Elections	7
4. BOARD OF SUPERVISORS	8
Election of Supervisors	8
5. REMUNERATION	8
Director Fees	8
Equity Compensation Plans	8
A-share Stock Option Schemes and Performance Share Schemes	9
Employee Stock Purchase Plans	9
6. AUDIT	10
7. SHARE ISSUANCE REQUESTS	10
General Issuance Mandate	10
Share Repurchase Plans (Repurchase Mandate)	11
Reissuance of Shares Repurchased (Share Reissuance Mandate)	11
A-share Private Placement Issuance Requests	12
8. RELATED-PARTY TRANSACTIONS	12
Group Finance Companies	13
9. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS	13
Communist Party Committee	13
10. CAPITAL	14
Debt Issuance Requests	14
Adjustments of Conversion Price of Outstanding A-share Convertible Bonds	15
Pledging of Assets for Debt	15
Increase in Borrowing Powers	15
Loan Guarantee Requests	16
11. MERGERS & ACQUISITIONS	16
12. SOCIAL/ENVIRONMENTAL ISSUES	17

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Hong Kong Proxy Voting Guidelines

1. OVERVIEW

Hong Kong companies are required to present the summary of its financial report within four months after the end of the financial year. Public companies must hold their AGM within a period of 15 months from the last convened AGM. The following resolutions are commonly seen at a shareholder meeting:

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Approval of remuneration of directors;

› Election of supervisors;

› Auditor appointment and approval of auditor remuneration;

› Capital raising requests;

› Compensation proposals.

Other items that may be submitted for shareholder approval include:

› Related-party transactions;

› Amendments to articles of associations;

› Debt issuance requests;

› Provision of guarantees;

› Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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Hong Kong Proxy Voting Guidelines

3. BOARD OF DIRECTORS

The SEHK listing rules require that at least three independent non-executive directors be appointed to boards of listed companies or at least one-third of the board be independent, whichever is higher. Companies are likewise required to form audit committees composed entirely of non-executive directors, a majority of whom including the chairman must be independent. The committee must have at least one independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is also required in Hong Kong, and the committee must be majority independent, including the chairman. Insiders are allowed to serve on the remuneration committee so long as the committee is majority independent. Companies listed in Hong Kong must also establish a nomination committee, or explain the reasons of noncompliance. The nomination committee must comprise of a majority of independent directors, and must be chaired by either an independent director or the chairman of the board.

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS’ classification of directors.

› The nominee is an executive director serving on the audit committee;

› The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;

› The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee (except for a non-independent director serving as chairman of the nomination committee who also serves as the chairman of the board).

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

› The nominee is an executive director and the board is not majority independent;

› The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

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› The nominee sits on more than six1 public company boards.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee up for reelection if:

› The non-audit fees paid to the auditor are excessive; or

› The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against or withhold from individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

----------------------

1 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-

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children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers

› Strategy of the incumbents versus the dissidents

› Independence of directors/nominees

› Experience and skills of board candidates

› Governance profile of the company

› Evidence of management entrenchment

› Responsiveness to shareholders

› Whether a takeover offer has been rebuffed

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China and Hong Kong for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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Hong Kong Proxy Voting Guidelines

4. BOARD OF SUPERVISORS

Company Law of China requires companies incorporated in the country to establish a supervisory board, and this board should consist of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

►   General Recommendation: Generally vote for such candidates unless:

› He or she is a senior executive or director of the company;

› He or she has been a partner of the company’s auditor within the last three years; or

› There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Fees

►   General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

►   General Recommendation: Generally vote for an equity-based compensation plan unless:

› The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

› The plan permits options to be issued with an exercise price at a discount to the current market price; or

› Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

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Hong Kong Proxy Voting Guidelines

A-share Stock Option Schemes and Performance Share Schemes

►   General Recommendation: Vote against a stock option and/or performance share scheme if:

› Pricing basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;

› Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

› Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

› Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

►   General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

› The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;

› The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;

› The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

› The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

› The ESPP contains any other terms that are deemed disadvantageous to shareholders.

----------------------

2 Performance share, termed as “restricted stock” literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

› Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

› Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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Hong Kong Proxy Voting Guidelines

6. AUDIT

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation; or

› The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

7. SHARE ISSUANCE REQUESTS

General Issuance Mandate

►   General Recommendation: Generally vote for the general share issuance mandate for companies that:

› Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;

› Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

› Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

› Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

› Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

› Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

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Hong Kong Proxy Voting Guidelines

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or "refresh") the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

Share Repurchase Plans (Repurchase Mandate)

►   General Recommendation: Generally vote for resolutions seeking for share repurchase mandate.

Discussion

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

Reissuance of Shares Repurchased (Share Reissuance Mandate)

►   General Recommendation: Generally vote for the share reissuance mandate for companies that:

› Limit the aggregate issuance request - that is, for the general issuance mandate and the share reissuance mandate combined - to 10 percent or less of the relevant class of issued share capital;

› Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

› Have no history of renewing the general issuance mandate several times within a period of one year.

Discussion

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming that a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

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Hong Kong Proxy Voting Guidelines

A-share Private Placement Issuance Requests

►   General Recommendation: Vote case-by-case on share issuance requests, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

› The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued; and

› A successful rights offering shall have a subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

› Share issuances via a private placement shall be issued to not more than 10 specific parties;

› The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;

› The lock-up period of the shares shall be 12 months for unaffiliated investors and 36 months for the controlling shareholder and actual controlling person of the company;

› A cooling-off period of at least 18 months from the last share issuance should be in place;

› The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

8. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

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Hong Kong Proxy Voting Guidelines

As with many Asian markets, two types of related-party transactions are commonly seen in Hong Kong - the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

› Transactions involving the sale or purchase of goods;

› Transactions involving the sale or purchase of property and/or assets;

› Transactions involving the lease of property and/or assets;

› Transactions involving the provision or receipt of services or leases;

› Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

› Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

› Transactions involving the assumption of financial/operating obligations;

› Transactions that include the subscription for debt/equity issuances; and

› Transactions that involve the establishment of joint-venture entities.

Group Finance Companies

►   General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large Chinese companies listed in Hong Kong to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

9. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

►   General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

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Hong Kong Proxy Voting Guidelines

10. CAPITAL

Debt Issuance Requests

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. An against vote will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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Hong Kong Proxy Voting Guidelines

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus, the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

Adjustments of Conversion Price of Outstanding A-share Convertible Bonds

►   General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Pledging of Assets for Debt

►   General Recommendation: Vote for proposals to approve the specific pledging of assets for debt if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed; and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, a vote against will be recommended.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance, the company's overall debt level, and the company's justification for the pledging of assets.

ISS will issue vote recommendations against specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders' rights and economic interests could be negatively affected.

Increase in Borrowing Powers

►   General Recommendation: Vote for proposals to approve increases in a company's borrowing powers if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› The potential increase in debt is not excessive; and

› There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS’ analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If no information regarding the limit on the borrowing power is disclosed, no credible explanation for the need of funding is provided, or an increase is excessive considering the company's debt level as well as normal levels of debt in its industry or market, ISS recommends opposing the request.

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Hong Kong Proxy Voting Guidelines

Loan Guarantee Requests

Chinese companies listed in Hong Kong often provide loan guarantees for subsidiaries, affiliates, and related parties.

►   General Recommendation: Loan guarantee requests will be evaluated on a case-by-case basis. Generally vote against the provision of a guarantee where:

› The identity of the entity receiving the guarantee is not disclosed;

› The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

› The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

11. MERGERS & ACQUISITIONS

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Hong Kong Proxy Voting Guidelines

12. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Hong Kong Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Japan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Japan Proxy Voting Guidelines

1. ROUTINE/MISCELLANEOUS	4
Approval of Financial Statements	4
Income Allocation	4
Election of Statutory Auditors	4
Audit Firm Appointments	4
2. ELECTION OF DIRECTORS	5
Voting on Director Nominees in Uncontested Elections	5
ISS Independence criteria for Japan	6
Voting on Director Nominees in Contested Elections	6
3. ARTICLE AMENDMENTS	7
Expansion of business activities	7
Adoption of a U.S.-style three committee board structure	7
Adoption of a board with audit committee structure	7
Increase in authorized capital	7
Creation/modification of preferred shares/class shares	8
Repurchase of shares at board's discretion	8
Allow company to make rules governing the exercise of shareholders' rights	8
Limit rights of odd shareholders	8
Lower quorum requirement	8
Amendments related to takeover defenses	8
Decrease in maximum board size	8
Supermajority vote requirement to remove a director	8
Reduce directors' term in office from two years to one year	8
Remove language preventing classification of board	9
Creation of Advisory Positions (Sodanyaku or Komon)	9
Limitations of liability for directors/statutory auditors	9
Limitations of liability for external auditors	9
Payment of dividends at the board's discretion	9
Management buyout related amendments	9
4. COMPENSATION	9
Annual Bonuses for Directors/Statutory Auditors	9
Retirement Bonuses	9
Special Payments in Connection with Abolition of Retirement Bonus System	9
Stock Option Plans/Deep-Discounted Stock Option Plans	10
Stock Option Plans	10
Deep-Discounted Stock Option Plans	10
Director Compensation Ceiling	10
Statutory Auditor Compensation Ceiling	10
5. SHARE REPURCHASE PLANS	11

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Japan Proxy Voting Guidelines

6. TAKEOVER DEFENSE PLANS (POISON PILLS)	11
7. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)	11
8. SHAREHOLDER PROPOSALS	12
9. SOCIAL/ENVIRONMENTAL ISSUES	12
Global Approach	12

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Japan Proxy Voting Guidelines

1. ROUTINE/MISCELLANEOUS

Approval of Financial Statements

►   General Recommendation: Generally vote for the approval of financial statements, unless:

› External auditor expressed no opinion, or raised concerns; or

› Statutory auditors/audit committee raised concerns; or

› There are concerns about the financial statements presented or audit procedures used

Income Allocation

►   General Recommendation: Generally vote for approval of income allocation, unless:

› Payout ratio is consistently low without adequate justification; or

› Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

►   General Recommendation: Generally vote for the election of statutory auditors, unless:

› The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or

› The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

› The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

› Egregious actions related to a statutory auditor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Audit Firm Appointments

►   General Recommendation: Generally vote for the appointment of audit firms, unless there are serious concerns related to changing auditors.

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Japan Proxy Voting Guidelines

2. ELECTION OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

►   General Recommendation:  ISS has three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure1.

1. At companies with a statutory auditory structure: vote for the election of directors, except:

› Top executive(s)2 at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years)3, unless an improvement4 is observed;

› Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

› Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

› An outside director nominee who attended less than 75 percent of board meetings during the year under review5; or

› Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority6 of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

2. At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

› Where an outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, is not majority independent;

› For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors;7 or

› Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors based on ISS independence criteria for Japan.

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1 The director election policy for companies with a board with audit committee structure will be applied to the election of executive directors and supervisory directors at real estate investment trusts (REITs), to the extent that the information necessary to apply the policy is disclosed.

2 In most cases, the top executive will be the “shacho” (president). However, there are companies where the decision-making authority also rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

3 Exceptions may be considered for cases such as where the top executive has newly joined the company in connection with a bailout or restructuring. This policy will not be applied to companies which have been public for less than five years.

4 Improvement is defined as ROE of five percent or greater for the most recent fiscal year.

5 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

6 Many Japanese shareholder proposals are submitted as article amendments, which require supermajority support in order to pass. 7 To give companies time to recruit additional qualified outside director candidates, the policy will not be implemented until February 2019.

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Japan Proxy Voting Guidelines

3. At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except:

› Where an outside director nominee who is also nominated as an audit committee member8 is regarded as non-independent based on ISS independence criteria for Japan; or

› For meetings on or after Feb 1, 2019, top executive(s) if at least one-third of the board members, after the shareholder meeting, will not be outside directors.7

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Requirement for multiple outsiders

Corporate governance in Japan has long been criticized for lack of outside director oversight, which has led boards to take shareholder-unfriendly actions such as hoarding cash, tying up assets in cross-shareholdings and other unproductive investments, and resisting value-enhancing transactions. However, the situation has improved in recent years. Japan’s Corporate Governance Code (which went into effect in June 2015) encourages companies to appoint at least two independent outside directors based on the independence criteria developed by the Tokyo Stock Exchange.

In addition, the corporate law now requires companies without any outside directors to explain why the appointment of outside directors is inappropriate. As a result of these regulatory changes, there is a noticeable trend of accepting outside oversight. ISS data as of the end of June 2017 shows that 85 percent of companies already have at least two outside directors. The policy on board composition is expected to further accelerate the trend to improve Japanese corporate governance.

ISS Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent:

› Individuals who work or worked at major shareholders of the company in question;

› Individuals who work or worked at main lenders/banks to the company in question;

› Individuals who work or worked at the lead underwriter(s) of the company in question;

› Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

› Individuals who worked at the company's audit firm;

› Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

› Individuals who have a relative(s) working at the company in question.

Voting on Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of management and shareholder nominees in contested elections, considering the following factors:

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8 Outside director nominees who are not nominated as audit committee members are not subject to this policy.

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Japan Proxy Voting Guidelines

› Long-term financial performance of the target company relative to its industry;

› Management’s track record;

› Background to the contentious situation;

› Nominee qualifications and any compensatory arrangements;

› Strategic plan of dissident(s) and quality of critique against management;

› Likelihood that the proposed goals and objectives can be achieved (both slates); and

› Stock ownership positions.

These factors will be considered whether the combined number of management and shareholder nominees exceeds the number of available board seats, or whether there are sufficient open seats that all management and shareholder nominees could be elected. In the latter case, the election will still be treated as "contested" if management opposes the election of the shareholder nominees.

3. ARTICLE AMENDMENTS

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes ISS opposes. The following are some of the most common or significant types of changes to articles.

Expansion of business activities

►   General Recommendation: Generally vote for an expansion of business activities, unless a company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure

►   General Recommendation: Generally vote for the adoption of a U.S. style, three-committee board structure.

Adoption of a board with audit committee structure

►   General Recommendation: Generally vote for an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders' ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure.

Increase in authorized capital

►   General Recommendation: Generally vote case-by-case on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote for proposals to increase authorized capital, unless:

› The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

› The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

› The increase is intended for a poison pill, which ISS opposes.

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Japan Proxy Voting Guidelines

Creation/modification of preferred shares/class shares

►   General Recommendation: Generally vote case-by-case on this request.

Repurchase of shares at board's discretion

►   General Recommendation: Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

› Balance sheet conditions;

› Ccapital efficiency and return on equity;

› Past share buybacks and dividend payouts;

› Board composition;

› Shareholding structure; and

› Other relevant factors.

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow company to make rules governing the exercise of shareholders' rights

►   General Recommendation: Generally vote against this change.

Limit rights of odd shareholders

►   General Recommendation: Generally vote for this change.

Lower quorum requirement

►   General Recommendation: Generally vote against this proposal.

Amendments related to takeover defenses

►   General Recommendation: Generally vote for this proposal, unless ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size

►   General Recommendation: Generally vote for this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director

►   General Recommendation: Generally vote against proposals seeking a supermajority requirement to remove a director.

Reduce directors' term in office from two years to one year

►   General Recommendation: Generally vote for proposals to reduce a director’s term to one year.

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Japan Proxy Voting Guidelines

Remove language preventing classification of board

►   General Recommendation: Generally vote against proposals seeking to remove language preventing classified boards.

Creation of Advisory Positions (Sodanyaku or Komon)

►   General Recommendation: Generally vote against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon," unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Limitations of liability for directors/statutory auditors

►   General Recommendation: Generally vote for this proposal.

Limitations of liability for external auditors

►   General Recommendation: Generally vote against proposals limiting liability for external auditors.

Payment of dividends at the board's discretion

►   General Recommendation: Generally vote against proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders' ability to submit shareholder proposals on income allocation, vote for the article amendments.

Management buyout related amendments

►   General Recommendation: Generally vote case-by-case on management related buyout amendments.

4. COMPENSATION

Annual Bonuses for Directors/Statutory Auditors

►   General Recommendation: Vote for approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

►   General Recommendation: Generally vote for approval of retirement bonuses, unless:

› Recipients include outsiders9; or

› Neither the individual payments nor the aggregate amount of the payments is disclosed; or

› Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

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9 However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and not excessive.

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Japan Proxy Voting Guidelines

►   General Recommendation: Generally vote for approval of special payments in connection with abolition of retirement bonus system, unless:

› Recipients include outsiders9; or

› Neither the individual payments nor the aggregate amount of the payments is disclosed; or

› Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

►   General Recommendation: Generally vote for approval of stock option plans, unless:

› Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

› Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

› The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

►   General Recommendation: Generally vote for approval of deep-discounted stock option plans, unless:

› Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

› Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

› The maximum number of options that can be issued per year is not disclosed; or

› No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

►   General Recommendation: Generally vote for proposals seeking to increase director fees, if:

› The specific reason(s) for the increase are explained; or

› The company is introducing or increasing a ceiling for performance-based compensation.

Vote case-by-case on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

› The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote against proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Statutory Auditor Compensation Ceiling

►   General Recommendation: Generally vote for proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

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Japan Proxy Voting Guidelines

5. SHARE REPURCHASE PLANS

►   General Recommendation: Vote for the share repurchase plans, unless:

› The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

› There are serious concerns about a possible adverse impact on shareholder value.

6. TAKEOVER DEFENSE PLANS (POISON PILLS)

►   General Recommendation: Generally vote against the approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

› Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;

› The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;

› The directors are subject to annual elections;

› The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;

› The trigger threshold is set at no less than 20 percent of shares outstanding;

› The duration of the poison pill does not exceed three years;

› There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office;

› The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and

› The pill’s total duration10 does not exceed three years.

(Second stage of analysis, to be applied only when all necessary conditions are met)

› The company has disclosed in its proxy circular specific, credible steps it is taking to address the vulnerability to a takeover by enhancing shareholder value, and explained how the temporary protection afforded by the pill will help accomplish this goal.

7. MERGERS & ACQUISITIONS, THIRD-PARTY SHARE ISSUANCES (PRIVATE PLACEMENTS)

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

►   General Recommendation: Generally vote case-by-case on mergers, acquisitions, and third-party placements, taking into account the following:

› Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

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10 The pill's total duration is defined as the sum of the number of years the company has had a pill in place and the number of years the proposed pill will be effective.

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Japan Proxy Voting Guidelines

› Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

8. SHAREHOLDER PROPOSALS

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

9. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Japan Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Korea Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Korea Proxy Voting Guidelines

1.	APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK DIVIDENDS)	3
2.	AMENDMENTS TO THE ARTICLES OF INCORPORATION	3
	Issuance limit on new shares or convertible securities	3
	Increase in authorized capital	3
	Stock split / reverse stock split	3
	Preferred stock / non-voting common shares	3
	Diversification / expansion of business objectives	4
	Establishment of audit committee	4
	Stock option grant	4
	Stock option programs for the employee stock ownership plan	4
	Amend quorum requirements	4
	Cumulative voting	4
	Golden parachute clause	4
	Authorizing board to approve financial statements and income allocation	4
3.	ELECTION OF DIRECTORS	5
4.	ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)	6
	Election of Audit Committee Member(s)	6
	Election of Internal Auditor(s)	6
5.	COMPENSATION	7
	Remuneration Cap for Directors	7
	Remuneration Cap for Internal Auditors	7
	Stock Option Grants	7
	Amendments to Terms of Severance Payments to Executives	7
6.	SPINOFF AGREEMENT	8
7.	REDUCTION IN CAPITAL	8
	Reduction in capital accompanied by cash consideration	8
	Reduction in capital not accompanied by cash consideration	8
8.	MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY	8
9.	SHAREHOLDER PROPOSALS	10
10.	SOCIAL/ENVIRONMENTAL ISSUES	10

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Korea Proxy Voting Guidelines

1. APPROVAL OF FINANCIAL STATEMENTS (AND DECLARATION OF CASH OR STOCK DIVIDENDS)

►   General Recommendation: Generally vote for the approval of financial statements (and declaration of cash or stock dividends), unless:

› The dividend payout ratio has been consistently low without adequate justification;

› The payout is excessive given the company's financial position;

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2. AMENDMENTS TO THE ARTICLES OF INCORPORATION

Proposals are always presented in a bundled manner. As such, in cases where the negative provisions proposed in a resolution outweigh any positive ones, vote against the whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

►   General Recommendation: The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders' preemptive rights. Only vote for these article amendments if:

› The potential dilution ratio to existing shareholders does not exceed 20 percent; and

› The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

►   General Recommendation: Generally vote for increases in authorized capital, unless:

› The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification; or

› The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

►   General Recommendation: Generally vote for stock splits or reverse stock splits unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

►   General Recommendation: Generally vote for the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

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Korea Proxy Voting Guidelines

Diversification / expansion of business objectives

►   General Recommendation: Generally vote for proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

►   General Recommendation: Generally vote for the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

►   General Recommendation: Generally vote for a proposed stock option grant, unless:

› The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

› The maximum dilution level under the plan exceeds 10 percent for a growth company.

Stock option programs for the employee stock ownership plan

►   General Recommendation: Generally vote for article amendments to establish stock option programs for the Employee Stock Ownership Plan if:

› The company explicitly states that shareholders’ apporval will be required for the board to grant stock options to individual members of the employee stock ownership plan pursuant to the Framework Act on Labor Welfare, either prior to the grant or retrospectively at the the earliest general meeting; and

› The maximum dilution level under the program does not exceed 5 percent of issued capital for a mature company and 10 percent for a growth company.

Amend quorum requirements

►   General Recommendation: Vote case-by-case on proposals to amend quorum requirements. Vote against proposals to adopt a supermajority voting requirement for the removal of directors or internal auditors.

Cumulative voting

►   General Recommendation: Generally vote against proposals to introduce a provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

►   General Recommendation: Generally vote against proposals to introduce a provision that entitles the company's directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing board to approve financial statements and income allocation

►   General Recommendation: Generally vote against proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders' right to approve the company's dividend payment decision without any countervailing benefits.

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Korea Proxy Voting Guidelines

3. ELECTION OF DIRECTORS

Korean law imposes two different sets of corporate governance standards on listed companies – one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors, and small companies are required to have a board on which one-fourth of the directors are outsiders.

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› Any non-independent director nominees (under ISS classification) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

There are differences in the definition of independence between ISS and the Korean law. Examples are:

› While Korean law sets the materiality threshold of professional services at 10 percent of the service provider's annual revenue, ISS director classification sets the amount at U.S. $10,000 per year.

› While Korean law applies a two-year cooling-off period for former executives of the company, ISS applies a five-year cooling-off period.

Composition:

› An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

› An outside director has attended less than 75 percent of board meetings1 over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer);

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

› Adequate disclosure has not been provided in a timely manner;

Under extraordinary circumstances, vote against individual directors, members of committees, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote against directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors are presented as a bundled item, vote against the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

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1 Korean law requires companies to disclose the attendance of outside directors only.

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Korea Proxy Voting Guidelines

4. ELECTION OF AUDIT COMMITTEE MEMBERS (OR INTERNAL AUDITOR)

Under Korean law, large companies are required to establish an audit committee comprising a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

Election of Audit Committee Member(s)

►   General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular director when deciding whether to vote in favor of his/her (re)election.

Examples of circumstances where a vote against an audit committee member's (re)election should be considered include:

› There are serious concerns about the statutory reports presented or audit procedures used;

› A director has had significant involvement with a failed company;

› A director has in the past appeared not to have acted in the best interests of all shareholders;

› A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and/or damages to the company);

› A director has been indicted by the Prosecutors' Office and there are pending investigations;

› An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

› An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;

› A non-independent director (under ISS classification) seeks to become an audit committee member (for large companies);

› A non-independent director (under ISS classification) seeks to become an audit committee member and the audit committee is less than two-thirds independent (for small companies);

› A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

› Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

►   General Recommendation: Vote case-by-case on the election of audit committee members. Consider the history of a particular internal auditor when deciding whether to vote in favor of his or her (re)election.

Examples of circumstances where a vote against an internal auditor's (re)appointment should be considered include:

› There are serious concerns about the statutory reports presented or audit procedures used;

› The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› A nominee has had significant involvement with a failed company;

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› A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

› A nominee has been indicted by the Prosecutor's Office and there are pending investigations;

› A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

› Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system vote for the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

5. COMPENSATION

Remuneration Cap for Directors

►   General Recommendation: Generally vote for approval of the remuneration cap for directors, unless:

› The proposed cap on directors' remuneration is excessive relative to peer companies' remuneration without reasonable justification; or

› The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

►   General Recommendation: Generally vote for the remuneration cap for internal auditors, unless:

› The proposed remuneration cap for internal auditors is excessive relative to peer companies' remuneration caps without reasonable justification; or

› The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

› There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

►   General Recommendation: Generally vote for stock option grant proposals, unless:

› The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

› The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

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Korea Proxy Voting Guidelines

►   General Recommendation: Generally vote for the establishment of, or amendments, to executives' severance payment terms, unless:

› The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

› The negative provisions proposed in a resolution outweigh any positive ones; and/or

› The company proposes to introduce a new clause that is effectively a golden parachute clause.

6. SPINOFF AGREEMENT

►   General Recommendation: Generally vote for the approval of a spinoff agreement, unless:

› The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

› The company's structure following the spinoff does not reflect good corporate governance;

› There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

› The company does not provide sufficient information upon request to make an informed voting decision.

› There is an accompanying reduction in capital.

Generally vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

7. REDUCTION IN CAPITAL

Reduction in capital accompanied by cash consideration

►   General Recommendation: Generally vote for proposals to reduce a company's capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in capital not accompanied by cash consideration

►   General Recommendation: Generally vote for proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

8. MERGER AGREEMENT, SALES/ACQUISITION OF COMPANY ASSETS, AND FORMATION OF HOLDING COMPANY

►   General Recommendation: Generally vote for the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

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› The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

› The company's structure following such transactions does not reflect good corporate governance;

› There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

› The company does not provide sufficient information upon request to make an informed voting decision; and/or

› The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

Discussion

The company-level transactions that require shareholders' approval include: sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

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Korea Proxy Voting Guidelines

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre-determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to reevaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a written notice of intention of dissent is submitted well in advance of the general meeting.

9. SHAREHOLDER PROPOSALS

►   General Recommendation: Generally vote for shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Generally vote against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Korea Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

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Singapore Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Singapore Proxy Voting Guidelines

1.	OVERVIEW	3
2.	OPERATIONAL ITEMS	3
	Approval of Financial Statements and Statutory Reports	3
	Dividend Distribution	3
3.	BOARD OF DIRECTORS	4
	Voting for Director Nominees in Uncontested Elections	4
	Classification of Directors	6
	Voting for Director Nominees in Contested Elections	7
4.	REMUNERATION	8
	Directors Fees	8
	Equity Compensation Plans	8
5.	AUDIT	8
6.	SHARE ISSUANCE REQUESTS	9
	General Issuance Requests	9
	General Issuance Requests – Real Estate Investment Trusts	9
	Specific Issuance Requests	9
	Share Repurchase Plans	9
7.	RELATED-PARTY TRANSACTIONS	10
8.	CAPITAL	10
	Debt Issuance Requests	10
9.	MERGERS & ACQUISITIONS	11
10.	SOCIAL/ENVIRONMENTAL ISSUES	12

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Singapore Proxy Voting Guidelines

1. OVERVIEW

Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Approval of remuneration of directors;

› Auditor appointment and approval of auditor remuneration;

› Capital raising requests;

› Compensation proposals.

Other items that may be submitted for shareholder approval include:

› Debt issuance requests;

› Amendments to articles of associations;

› Related-party transactions;

› Mergers and acquisitions.

Policies in this document are presented in the order that generally appears on the ballot.

2. OPERATIONAL ITEMS

Approval of Financial Statements and Statutory Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Dividend Distribution

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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3. BOARD OF DIRECTORS

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for the re/election of directors, unless:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors;

› The nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent under the following scenarios:

› The chairman and the CEO is the same person;

› The chairman and the CEO are immediate family members1;

› The chairman is part of the management team; or

› The chairman is not an independent director.

› The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;

› The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:

› The nominee is an executive director;

› The nominee is a non-independent chairman of the board.

Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, if the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› The nominee sits on more than six 2 public company boards.

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1 “Immediate family members” refer to the person's spouse, child, adopted child, step-child, sibling and parent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

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Singapore Proxy Voting Guidelines

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Problematic Audit-Related Practices

Generally vote against all members of the audit committee up for reelection if:

› The non-audit fees paid to the auditor are excessive; or

› The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.

Governance Failures

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-

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children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

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4. REMUNERATION

Directors Fees

►   General Recommendation: Generally vote for resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

►   General Recommendation: Generally vote for an equity-based compensation plan unless:

› The maximum dilution level for the scheme exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan's dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

› The plan permits options to be issued with an exercise price at a discount to the current market price; or

› Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards. Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.

5. AUDIT

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation; or

› The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.

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6. SHARE ISSUANCE REQUESTS

General Issuance Requests

►   General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights.

Discussion

The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.

General Issuance Requests – Real Estate Investment Trusts

►   General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company's issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

Specific Issuance Requests

►   General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans.

For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

Discussion

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the

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previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

7. RELATED-PARTY TRANSACTIONS

►   General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

Discussion

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business.

8. CAPITAL

Debt Issuance Requests

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

In evaluating debt-related proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

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Singapore Proxy Voting Guidelines

A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.

9. MERGERS & ACQUISITIONS

►   General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Singapore Proxy Voting Guidelines

10. SOCIAL/ENVIRONMENTAL ISSUES

Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value. In addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Singapore Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taiwan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Taiwan Proxy Voting Guidelines

1.	OVERVIEW	3
2.	FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS	3
	Approval of Financial Statements and Statutory Reports	3
3.	ALLOCATION OF INCOME AND DIVIDENDS	4
	Cash Dividends from Earnings	4
	Cash Dividends or New Shares from Capital and Legal Reserves	4
	Stock Dividends	5
4.	CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS	5
5.	AMENDMENTS TO COMPANY ARTICLES/BYLAWS	5
	ARTICLES OF ASSOCIATION	5
	Increase in authorized capital	6
	Establishment of an audit committee to replace supervisors	6
	Adoption of the nomination system for the election of directors and supervisors	6
	Change of board size	6
	Other Company Bylaws	6
6.	CAPITAL RAISING	6
7.	EQUITY-BASED COMPENSATION	7
8.	ELECTION OF DIRECTORS AND SUPERVISORS	8
	Voting for Director Nominees in Uncontested Elections	8
	Classification of Directors	9
	Voting for Director Nominees in Contested Elections	11
9.	RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS	11
10.	MERGERS & ACQUISITIONS	12
11.	TRANSACT OTHER BUSINESS	12

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Taiwan Proxy Voting Guidelines

1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

› Approval of business operations reports and financial statements;

› Allocation of income or loss offsetting proposals;

› Amendments to articles of association or other company bylaws;

› Capital raising requests;

› Election of directors and supervisors;

› Release of restrictions on competitive activities of directors;

› Transact other business.

Other items that may be submitted for shareholder approval include:

› Capital reduction to offset losses or by distributing cash to shareholders;

› Equity-based compensation;

› Merger, consolidation, or split-off.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

› Ordinary resolutions require the approval of a majority of the shareholders present, who represent more than one half of the issued shares.

› Special resolutions require the approval of a majority of the shareholders present, who represent two-thirds or more of the issued shares. If the attending shareholders represent less than two-thirds of the issued shares, such resolutions may be adopted by a super majority vote (2/3 or more) of the attending shareholders who represent more than one-half of the issued shares.

2. FINANCIAL RESULTS AND BUSINESS OPERATIONS REPORTS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

►   General Recommendation: Generally vote for proposals to approve financial results, business operations reports and other statutory reports unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Article 20 of the Company Act requires Taiwanese companies to submit their annual reports, financial statements, surplus earnings distribution or loss offsetting proposals to shareholders for approval after the end of each fiscal year.

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Taiwan Proxy Voting Guidelines

External audit is required for the financial statements. Pursuant to Article 36 of the Securities and Exchange Act, audited financial reports shall be prepared and released within three months after the close of each fiscal year.

3. ALLOCATION OF INCOME AND DIVIDENDS

►   General Recommendation: Generally vote for approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

› Cash dividends from earnings;

› Cash dividends from capital reserves;

› New shares from capital reserves;

› Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends from Earnings

Resolution Type: Ordinary

►   General Recommendation: Generally vote for distribution of dividends from earnings unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation;

› The proposed payout is excessive given the company's financial position.

Discussion

According to Article 112 and 232 of the Company Act, if there are no surplus earnings for the current year, no dividends and bonuses shall be paid out. In addition, before the company could pay out dividends and bonuses, the company shall:

1. Cover its losses and pay all its taxes and dues;

2. Set aside 10 percent of its surplus profit as legal reserve when the amount of legal reserve is less than the authorized capital;

3. Allocate another sum of its surplus profits as special reserve, if special reserve is specified in the Articles of Association or approved by shareholders.

Cash Dividends or New Shares from Capital and Legal Reserves

Resolution Type: Special

►   General Recommendation: Generally vote for proposals to distribute dividends or new shares from capital and legal reserves.

Discussion

In accordance with Article 241 of the Company Act, when there is no loss incurred, a company may distribute all or part of its legal reserve and capital reserve by cash or by issuing new shares to its existing shareholders based on their

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Taiwan Proxy Voting Guidelines

proportionate holdings. If legal reserve is distributed, only the portion of legal reserve which exceeds 25 percent of the paid-in capital may be distributed.

Stock Dividends

Resolution Type: Special

►   General Recommendation: Generally vote for proposals to distribute stock dividends.

4. CAPITAL REDUCTION TO OFFSET LOSSES OR BY DISTRIBUTING CASH TO SHAREHOLDERS

Resolution Type: Ordinary

►   General Recommendation: Generally vote for the capital reduction to offset losses or to distribute cash to shareholders unless:

› The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

› The proposed cash distribution is expected to negatively affect the company's day-to-day operations.

Discussion

According to Article 168 of the Company Act, a company shall not cancel its shares unless a resolution on capital reduction has been adopted by its shareholders' meeting and capital reduction shall be effected based on the percentage of shareholding of the shareholders pro rata, unless otherwise provided for in this Act or any other governing laws.

Taiwanese companies sometimes may propose to offset cumulative losses by reducing their capital. On the other hand, cash may be given to shareholders when they have extra cash on hand and there is no significant investment foreseen in the near future. The total number of the outstanding shares will then be reduced. A smaller share base will result in higher earnings per share and return on net assets.

5. AMENDMENTS TO COMPANY ARTICLES/BYLAWS

►   General Recommendation: Vote case-by-case on amendments to company bylaws.

Proposals to amend company bylaws are commonly seen at shareholder meetings. Companies usually disclose the details of the proposed amendments in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose.

Articles of Association

The following are some of the most common or significant types of changes.

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Taiwan Proxy Voting Guidelines

Increase in authorized capital

►   General Recommendation: Vote case-by-case on increase in authorized capital if the company explicitly provides reasons for the increase. Otherwise, vote for this change, unless:

› The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

› The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

› The increase is intended for a poison pill, which ISS opposes.

Establishment of an audit committee to replace supervisors

►   General Recommendation: Generally vote for the establishment of audit committee.

Adoption of the nomination system for the election of directors and supervisors

►   General Recommendation: Generally vote for the adoption of the nomination system for the election of directors.

Change of board size

Resolution Type: Special

►   General Recommendation: Generally vote for the change of board size unless it is used as an anti-takeover mechanism or to alter board structure or size in the context of a fight for control of the company or the board.

Other Company Bylaws

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on other bylaw proposals.

Other company bylaws include but are not limited to:

› Procedures Governing the Acquisition or Disposal of Assets;

› Rules and Procedures Regarding Shareholder's Meeting;

› Rules and Procedures for Election of Directors and Supervisors;

› Rules and Procedures Regarding Board of Directors' Meeting;

› Procedures for Lending Funds to Other Parties;

› Procedures for Endorsement and Guarantees;

› Trading Procedures Governing Derivatives Products.

6. CAPITAL RAISING

►   General Recommendation: Generally vote for general authority to issue shares if:

› A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

› A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote case-by-case on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

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Taiwan Proxy Voting Guidelines

Discussion

There are four capital raising channels that require shareholder approval in Taiwan:

› Issuance of new ordinary shares via a private placement;

› Issuance of convertible bonds via a private placement;

› Public issuance of new ordinary shares via book building;

› Participation in global depositary receipt (GDR) issuance.

Taiwanese companies normally seek authority to raise capital through one or a combination of the abovementioned channels, with the authority lasting for one year. This is, in essence, a general issuance mandate allowing companies to issue shares, convertible bonds, or participate in GDR issuance up to a preapproved limit. The specific capital raising channel and usage of raised proceeds will be determined by the board should the board decide to exercise this authority.

Additionally, the vast majority of Taiwanese boards have minimal or no independent representation. Given the prevalence of insider-dominated boards in Taiwan, ISS believes that stricter limits should be placed on a general mandate that allows for issuance by way of a private placement so as to reduce the risk of abuse by insiders for their own benefit.

Private placement of new shares and convertible bonds are special resolutions. Public issuance of new shares via book building and participation in GDR issuance are ordinary resolutions.

7. EQUITY-BASED COMPENSATION

Resolution Type: Special

►   General Recommendation: Vote case-by-case on restricted stock awards (RSA). Vote against the RSA plan if one or two of the following features are not met:

› Existing substantial shareholders are restricted in participation;

› Presence of challenging performance hurdles if restricted stocks are issued for free or at a deep discount; or

› Reasonable vesting period (at least two years) is set.

Discussion

RSAs were first introduced in Taiwan in 2012, following the new amendments to the Regulations Governing the Offering and Issuance of Securities by Securities Issuers promulgated by the Financial Supervisory Commission (FSC). The amount of restricted stocks to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. In addition, companies are mandated to make the following disclosure on their RSA proposals:

› Issue amount;

› Issue conditions (including issue price, vesting conditions, type of stocks, arrangements when the employees fail to meet the vesting conditions);

› Qualifications of employees to be eligible for RSAs and the number of shares to be granted;

› Rationale for implementing the RSA program;

› Estimated accounting cost to the company, dilution effect on the company's EPS, and other shareholder rights.

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Taiwan Proxy Voting Guidelines

8. ELECTION OF DIRECTORS AND SUPERVISORS

Voting for Director Nominees in Uncontested Elections

►   General Recommendation: Vote against all directors and supervisors where the company employs the non-nomination system for election.

When the company employs the nomination system, generally vote for all non-independent director and supervisor candidates. Generally vote for the independent director nominees, unless:

Independence:

› The nominee is deemed non-independent under ISS’ classification (see table on next page);

› The nominee has been a partner of the company's auditor within the last three years1, and serves in the audit committee.

Composition:

› The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance (or that of the representatives appointed by a legal entity which serves as a corporate director in the company) will not include meetings attended by alternate directors (or the proxy of those representatives). Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director (or the representative) has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer);

› The nominee sits on more than six2 public company board3.

In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

› The nominee is a legal entity or a representative of a legal entity4;

Under extraordinary circumstances, vote against directors or supervisors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Pursuant to Securities and Exchange Act, all independent directors will automatically become the members of the company's audit committee, if any, which should be 100-percent independent.

2 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

3 Any independent directors shall not sit on more than three other public boards as independent director, according to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act.

4 Pursuant to Regulations Governing Appointment of Independent Directors and Compliance Matters for Public Companies under the Securities and Exchange Act, a legal entity can only serve as non-independent director in a company.

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Taiwan Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Directors with a tenure exceeding three terms will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Taiwan Proxy Voting Guidelines

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

Discussion

The election of directors and supervisors in Taiwan is unique. One notable characteristic is that legal entities such as governmental organizations and corporations, not just natural persons, can serve as non-independent directors and supervisors. Legal entities can either appoint individuals as candidates or run for election themselves and then appoint representatives to perform the fiduciary duties. As a result, it is not uncommon in Taiwan to see only the name of the legal entity being nominated for a board seat and not the identity of the actual individual who will serve on the board to represent that entity's interest.

Another notable characteristic in Taiwan is that, only the independent directors are elected by the standard nomination system. The election of non-independent directors and supervisors, on the other hand, may use a traditional election system which is commonly referred to as the "non-nomination system". Under this non-nomination system, any shareholder can nominate any person of legal age to the board. Companies are not obliged to provide a roster of candidates and their profiles before the meeting, and many firms disclose candidate names and profiles at the meeting or only a few days beforehand. Further, whether the candidates are supported by management or not is often not disclosed.

Election by the non-nomination system poses a great challenge to investors, particularly overseas investors voting by proxy who must cast their votes well in advance of the meeting. The non-nomination system disenfranchises minority shareholders and greatly limits their ability to cast an informed vote. In contrast, under the nomination system, the board of directors reviews the qualifications of each candidate nominated by either the board itself or any shareholder holding one percent or more of the company's outstanding shares, and then provides the final roster of candidates together with their profiles to shareholders prior to the meeting.

Taking into consideration that the nomination system for non-independent director election is yet to be made mandatory by law, most of the assessment criteria, such as attendance and public boards held, among others, which are applicable to peer markets in the Asia-Pacific Region, will only be applied to independent director candidates who must be elected via the nomination system. In order to better evaluate non-independent director nominees' suitability in the long run, such assessment criteria could be phasing in and adopted in the review of non-independent director nominees in the near future.

Voting requirement: Cumulative voting is mandatory for all elections. There is no majority vote requirement.

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Taiwan Proxy Voting Guidelines

Voting for Director Nominees in Contested Elections

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed.

When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:

(1) Have the dissidents proved that board change is warranted? and

(2) If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

9. RELEASE OF RESTRICTIONS ON COMPETITIVE ACTIVITIES OF DIRECTORS

Resolution Type: Special

►   General Recommendation: Vote against release of restrictions on competitive activities of directors if:

› There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on5; or

› The non-nomination system is employed by the company for the director election;

Discussion

Article 209 of the Company Act states that: "a director who does anything for himself or on behalf of another person that is within the scope of the company's business, shall explain to the meeting of shareholders the essential contents of such an act and secure its approval". Therefore, this request is frequently seen at Taiwanese AGMs, mostly in conjunction with director elections.

As is so defined in the Company Act, a director’s service on a non-wholly owned subsidiary triggers this restriction as it is considered a separate legal entity operating within the same industry, even though the entity is a subsidiary of the

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5 If the company fails to disclose all outside directorships held by a director in question or those outside directorships that are being waived from the non-compete requirement, then it is deemed as lack of sufficient disclosure.

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Taiwan Proxy Voting Guidelines

company in question. As a result, without this waiver, many directors will not be able to serve concurrently on subsidiaries’ boards, which may limit the company’s ability to monitor the conducts of these subsidiaries. Therefore, the release of restrictions is acknowledged as instrumental at large conglomerates that need the flexibility to spread board expertise and transact business throughout companies within the group. However, the lack of a proper protection mechanism against abusive usage of this permission, particularly the absence of a strong corporate governance structure, calls for a detailed disclosure including the identity of the directors in question, current positions in the company, and the outside boards they are serving on in order to analyze each individual case.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration the following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Shareholders who dissent from the merger or acquisition have the right to require the company to buy back their shares at the prevailing fair price, which is also commonly known as "appraisal right of dissenting shareholders".

11. TRANSACT OTHER BUSINESS

►   General Recommendation: Vote against resolutions to transact other businesses.

Discussion

Taiwan companies allow the board and shareholders to raise issues not contained in the meeting agenda for shareholder approval during the shareholder meetings. Pursuant to Article 172 of the Company Act, election or dismissal of directors or supervisors, amendments to the Articles of Association, and other special resolutions, shall not be brought up as extemporary motions.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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China Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

China Proxy Voting Guidelines

1.	OVERVIEW	3
2.	FINANCIAL STATEMENTS/DIVIDENDS	4
	Approval of Financial Statements and Statutory Reports	4
	Dividend Distribution	4
3.	BOARD OF DIRECTORS	5
	Voting for Director Nominees in Uncontested Elections	5
	Classification of Directors	6
	Voting for Director Nominees in Contested Elections	7
4.	BOARD OF SUPERVISORS	8
	Election of Supervisors	8
5.	REMUNERATION	8
	Director Remuneration	8
	EQUITY-BASED COMPENSATION	8
	A-share Stock Option Schemes and Performance Share Schemes	8
	Employee Stock Purchase Plans	9
6.	AUDITOR (RE)APPOINTMENT	9
7.	CAPITAL RAISING	10
	Share Issuance Requests	10
	Adjustments of Conversion Price of Outstanding Convertible Bonds	11
	Debt Issuance Requests	11
	Provision of Guarantees	12
8.	AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS	12
	Communist Party Committee	12
	Other Article of Association/Bylaw Amendments	13
9.	RELATED-PARTY TRANSACTIONS	13
	Loan Financing Requests	14
	Group Finance Companies	15
10.	MERGERS & ACQUISITIONS	15
11.	PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS	15

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1. OVERVIEW

Companies must hold their AGMs within six months of the close of each fiscal year. The following resolutions are commonly seen at a shareholder meeting:

› Approval of financial statements and statutory reports;

› Dividend distribution;

› Election of directors;

› Election of supervisors;

› Auditor appointment;

› Capital raising requests;

› Debt issuance requests;

› Amendments to articles of associations;

› Provision of guarantees;

› Related-party transactions.

Other items that may be submitted for shareholder approval include:

› Remuneration;

› Mergers and acquisitions;

› Investments in financial products using idle funds.

Policies in this document are presented in the order that generally appears on the ballot.

Vote Requirements:

› Ordinary resolutions require the approval of a majority of attending shareholders to pass.

› Special resolutions require the approval of a super majority (2/3) of all attending shareholders to pass.

Under certain circumstances, resolutions that are normally ordinary become special resolution:

› Resolutions on provisions of loan become special resolutions if the cumulative amount of the guarantee provision has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed.

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2. FINANCIAL STATEMENTS/DIVIDENDS

Approval of Financial Statements and Statutory Reports

Resolution Type: Ordinary

►   General Recommendation: Generally vote for approval of financial statements, report of board of directors, supervisors, and independent directors and other statutory reports unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Pursuant to Article 6.2 of Shenzhen Stock Exchange (SZSE) Listing Rules and Article 6.1 of Shanghai Stock Exchange (SSE) Listing Rules, listed companies are required to prepare and release annual reports within four months of the end of each financial year; interim reports within two months of the end of the first half of each financial year; and quarterly reports within one month of the end of the first three months and the end of the first nine months of each financial year, respectively.

In addition to financial statements, Chinese companies often submit the report of board of directors, supervisors, and independent directors (collectively referred to as statutory reports) to shareholders for approval.

› The report of directors typically discuss the company's operations for the previous year, including a review of the company's performance, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

› The report of supervisors contains statements as to the company's performance, finances, related-party transactions, and other operating matters during the year. Supervisors review the company's various documents, management work reports, special reports, and major policy decision matters as presented in the company's shareholder meetings and board of directors meetings and determine whether these are in accordance with prevailing laws and regulations.

These reports are usually included in the company's annual report and are ordinarily non-contentious in nature.

Dividend Distribution

Resolution Type: Ordinary

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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3. BOARD OF DIRECTORS

Article 108 of the Company Act requires a company to have five to 19 directors on the board, whilst a 2001 China Securities Regulatory Commission (CSRC) guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. Independent directors are subject to a maximum term of six years.

Meeting attendance of independent directors is required to be disclosed by the Code of Corporate Governance 2002. Independent directors who do not join in a board of directors meeting in person for three consecutive times are required to step down and be replaced.

Voting for Director Nominees in Uncontested Elections

Resolution Type: Ordinary

►   General Recommendation: Generally vote for the re/election of directors, except where:

Independence:

› The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;

› Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Composition:

› The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year1, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

Generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Accountability:

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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1 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.

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Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered. [6]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong and Singapore, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Voting for Director Nominees in Contested Elections

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors. For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

› Company performance relative to its peers

› Strategy of the incumbents versus the dissidents

› Independence of directors/nominees

› Experience and skills of board candidates

› Governance profile of the company

› Evidence of management entrenchment

› Responsiveness to shareholders

› Whether a takeover offer has been rebuffed

When analyzing proxy contests/ shareholder nominees, ISS focuses on two central questions: (1) Have the dissidents proved that board change is warranted? and (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

It is not, however, uncommon in China for a major shareholder to propose shareholder nominees. While these candidates are technically shareholder nominees, they are usually presented with consent of and often at the request of management. ISS treats the election of these shareholder nominees as uncontested director election unless there is an indication of director contest.

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4. BOARD OF SUPERVISORS

The Company Act requires that companies establish a supervisory board, and that this board consists of at least three members, with no less than one-third representing mass employees. These employee representatives are elected by employees and are not subject to shareholder approval in general meetings. Directors and senior executives are prohibited from serving as supervisors.

These supervisory boards are charged with overseeing company finances and supervising the conduct of directors and senior executives, with supervisors typically nominated by major shareholders of the company.

Election of Supervisors

Resolution Type: Ordinary

►   General Recommendation: Generally vote for such candidates unless:

› He or she is a senior executive or director of the company;

› He or she has been a partner of the company’s auditor within the last three years; or

› There are concerns about the performance or conduct of an individual candidate.

5. REMUNERATION

Director Remuneration

Resolution Type: Ordinary

►   General Recommendation: Generally vote for resolutions regarding directors' and supervisors' fees unless they are excessive relative to fees paid by other companies of similar size.

Discussion

According to Article 37 of the Company Act, director and supervisor remuneration requires shareholder approval. In most cases, however, it is disclosed as an aggregate amount. One exception is the finance industry, where state-owned entities are subject to higher disclosure requirements.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Resolution Type: Special

►   General Recommendation: Vote against a stock option and/or performance share scheme if:

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› Pricing Basis - The plan permits the exercise price of the stock options and/or grant price of the performance shares2 to be set at an unreasonable price3 compared to the market price without sufficient justification;

› Dilution - The maximum dilution level for the scheme exceeds 10 percent of issued capital; or ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

› Performance benchmark - The scheme is proposed in the second half of the year and the measurement of the company's financial performance starts from the same year. The rationale is that the company's financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year's financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

› Incentive plan administration - Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme.

Employee Stock Purchase Plans

Resolution Type: Ordinary

►   General Recommendation: Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

› The total stock allocated to the ESPP exceeds 10 percent of the company's total shares outstanding at any given time;

› The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;

› The company's significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

› The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

› The ESPP contains any other terms that are deemed disadvantageous to shareholders.

6. AUDITOR (RE)APPOINTMENT

Resolution Type: Ordinary

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditor is being changed without explanation.; or

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2 Performance share, termed as “restricted stock” literally in Chinese by companies incorporated in China, is a type of stock award that is commonly granted as a performance-based incentive in the market. The shares issued under such performance share plans are immediately locked after issuance, and will only be vested upon completion of certain performance conditions.

3 The Administrative Measures on the Equity-based Incentive Schemes of Listed Companies recommends the following pricing basis:

› Performance share grant price - the higher of 50 percent of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

› Stock option exercise price - the higher of the two: 1) the average trading price one day before the announcement day; 2) the average trading price 20, 60, or 120 days before the announcement day.

4 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC's guidelines on private placements.

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› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

7. CAPITAL RAISING

Share Issuance Requests

Resolution Type: Special

►   General Recommendation: Vote case-by-case on share issuance request, with reference to the identity of the placees, the use of proceeds, and the company's past share issuance requests.

Discussion

Share issuance requests allow companies to issue shares to raise funds for general financing purposes. In the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission (CSRC) stipulates the following regarding public rights offerings:

› The number of new shares issued via a public rights offering shall not exceed 30 percent of the number of shares already issued;

› A successful rights offering shall have subscription rate of no less than 70 percent. The controlling shareholder is required to make a public commitment to indicate the number of rights to which it will subscribe.

In the Chinese market, the rights issued are non-renounceable rights, which are not transferable and cannot be traded in the open market. The trading of rights issued in the A-share market was terminated by the CSRC in June 1996. Investors therefore could not sell their entitlements for a cash value to, in turn, compensate for the losses in their percentage of ownership should they decide not to exercise the rights entitlements.

Further, given the high level of retail investors' participation in the market, a portion of the rights issued are often left unexercised due to the lack of awareness of these investors, resulting in increased control by the controlling shareholder at a steep discount via the public rights offering.

The Detailed Rules for Private Placement by Listed Companies stipulates the following regarding share private placements:

› Share issuances via a private placement shall be issued to not more than 10 specific parties;

› The share issue price for a private placement shall not be lower than 90 percent of the average trading price of the company's A shares 20 trading days prior to the first day of the issuance period;

› The share lock-up period shall be 12 months for minority investors and 36 months for the controlling shareholder and actual controlling person of the company;

› A cooling-off period of at least 18 months from the last share issuance should be in place;

› The resulting dilution from a private share placement should be capped at 20 percent of the company's total shares outstanding prior to the share issuance.

Chinese companies do not ask for general mandates to issue shares to third parties, rather they seek shareholder approval for a specific issuance.

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Adjustments of Conversion Price of Outstanding Convertible Bonds

Resolution Type: Special

►   General Recommendation: Generally vote against the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company's justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Requests

Resolution Type: Ordinary

The issuance of debt instruments is a commonly seen financing channel used by companies to finance its projects and fund operations in China. In evaluating such proposals, the following factors will be considered:

› Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?

› Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

› Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

› The company's financial position - What is the company's current leverage and how does that compare to its peers?

› The risk of non-approval - What might happen if the proposal is not approved? Any alternative source of funding? Could the company continue to fund its operations? Would it hinder the company's ability to realize opportunities?

►   General Recommendation: Vote case-by-case on non-convertible debt issuance requests. Generally vote for such requests if:

› The size of the debt being requested is disclosed;

› A credible reason for the need for additional funding is provided;

› Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

› There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests, a vote for will be warranted. ISS will also recommend voting for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

› The proposed maximum amount is more than twice the company's total debt;

› It could result in the company's debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

› The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

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If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

Provision of Guarantees

Resolution Type: Ordinary, unless the cumulative amount exceeds threshold.

►   General Recommendation: Vote case-by-case on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally vote against the provision of a guarantee where:

› The identity of the entity receiving the guarantee is not disclosed;

› The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

› The guarantee is provided to an entity in which the company's ownership stake is less than 75 percent; and such guarantee is not proportionate to the company's equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote for such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

Discussion

Chinese companies often provide loan guarantees for subsidiaries, affiliates and sometimes even unrelated parties.

According to Article 9.11 in the Listing Rules of both Shanghai and Shenzhen stock exchanges, shareholder approval shall be sought in the following situations:

› the amount of the guarantee is more than 10 percent of the last audited net asset value; or

› the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed › the guarantee-receiving party has a debt-to-asset ratio over 70 percent; › the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 30 percent of the company's last audited total asset value with the addition of the new guarantee being proposed; or › the cumulative amount of the guarantee provision over the most recent 12-month period has already exceeded or will exceed 50 percent of the last audited net asset value with the addition of the new guarantee being proposed and the absolute amount of the proposed guarantee exceeds CNY 50 million.

8. AMENDMENTS TO ARTICLES OF ASSOCIATION/COMPANY BYLAWS

Communist Party Committee

Resolution Type: Special for article amendments

►   General Recommendation: Generally vote against proposals for article and/or bylaw amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Discussion

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China Proxy Voting Guidelines

Driven by the corporate reforms initiated by the China Communist Party, the regulatory enforcements to legitimize the existence of a Communist Party Committee or to establish one in state-owned enterprises (SOEs) have prompted listed SOEs to amend their articles, while non-SOEs have begun to follow suit. Such committees' members are not necessarily directors elected by shareholders, nor are they carrying out their duties as transparently as any board members or held accountable to shareholders. However, whilst no regulations explicitly grant the Party Committee the authority to override a company's board of directors, many proposals have included provisions that will modify the board representation and allow the Party Committee to assert disproportionate influence over the board. These issues raise governance concerns. Given that most companies neither delineate the responsibilities of the Party Committee from those of the board of directors or its key committees, nor specify clearly the actual interaction between the two when making material decisions, a more stringent approach is requested by institutional investors and market participants, including issuers, in general.

Other Article of Association/Bylaw Amendments

Resolution Type: Special for article amendments; Ordinary for bylaw amendments

►   General Recommendation: Generally vote for bylaw amendments if:

› They are driven by regulatory changes and are technical in nature; or

› They are meant to update company-specific information in the bylaws such as registered capital, address, and business scope, etc.

Generally vote against the amendments if:

› There is no disclosure on the proposed amendments or full text of the amended bylaw; or

› The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

Discussion

Proposals to amend company's Articles of Association and other bylaws are commonly seen at shareholder meetings.

Companies usually disclose what being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes ISS opposes.

Other company bylaws include but are not limited to:

› Rules and Procedures Regarding Shareholder's Meeting;

› Rules and Procedures Regarding Board of Directors' Meeting;

› Rules and Procedures Regarding Supervisors' Meeting;

› Rules and Procedures for Election of Directors and Supervisors;

› Working System for Board of Directors/Supervisors

› Management System of Raised Funds/ Related-Party Transactions;

› Management System of External Investment/ External Guarantee Provision.

9. RELATED-PARTY TRANSACTIONS

ISS assesses related-party transactions on a case-by-case basis. However, all analyses are conducted from the point of view of long-term shareholder value for the company's existing shareholders.

As with many Asian markets, two types of related-party transactions are commonly seen in China – the non-recurring transaction and the recurring service provision agreement. Commonly seen related-party transactions include (but are not limited to):

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China Proxy Voting Guidelines

› Transactions involving the sale or purchase of goods;

› Transactions involving the sale or purchase of property and/or assets;

› Transactions involving the lease of property and/or assets;

› Transactions involving the provision or receipt of services or leases;

› Transactions involving the transfer of intangible items (e.g., research and development, trademarks, license agreements);

› Transactions involving the provision, receipt, or guarantee of financial services (including loans and deposit services);

› Transactions involving the assumption of financial/operating obligations;

› Transactions that include the subscription for debt/equity issuances; and

› Transactions that involve the establishment of joint-venture entities

Discussion

According to Article 5.1 of Guidelines for Introducing Independent Directors to the Board of Listed Companies by CSRC, 2001, independent directors must ratify any related-party transaction amounting to more than 5 percent of net assets or CNY 3 million, whilst at board meetings held to discuss such transactions interested directors must abstain from voting (Article 124 of the Company Act).

Related-party transactions are regulated by Chapter 9 and 10 in the Listing Rules of Shanghai and Shenzhen stock exchanges, with definitions of related parties and associated transactions given in articles 10.1.1, 10.1.3, and 10.1.5. These rules require that related parties abstain from voting on defined related-party transactions at shareholder meetings.

Articles 12 to 14 of the Code of Corporate Governance also include principles regarding the disclosure, pricing, and other issues involved in a typical related-party transaction.

Loan Financing Requests

Resolution Type: Ordinary

►   General Recommendation: Vote case-by-case on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

› ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

› ISS will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. ISS also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

› ISS will generally recommend that shareholders vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

› ISS will generally recommend that shareholders vote against the provision of loans to an entity in which the company's ownership stake is less than 75 percent and the financing provision is not proportionate to the company's equity stake.

Discussion

Chinese companies often seek loan financing from banks, financial institutions, or controlling shareholders. Occasionally, companies also undertake to provide funding for its subsidiaries, affiliates, or related parties. Generally, the funds obtained from the loan application are used by companies, its subsidiaries, affiliates, and related parties to supplement working capital, fund ongoing projects, and take advantage of investment plans.

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China Proxy Voting Guidelines

Article 10.2.3 of the Listing Rules of both Shanghai and Shenzhen stock exchanges prohibits the making of loans to directors, supervisors, or senior management either directly or through its subsidiaries.

Group Finance Companies

Resolution Type: Ordinary

►   General Recommendation: Vote against requests to deposit monies with a group finance company.

Discussion

It is not uncommon for large companies in China to establish group finance companies (GFC) as an internal agent to accept deposits from, and make loans to, group companies. Shareholder approval is typically required when the company makes deposits to, obtains loans from, and/or receives other forms of financial services from a GFC.

10. MERGERS & ACQUISITIONS

Resolution Type: Special

►   General Recommendation: Vote case-by-case on mergers and acquisitions, taking into consideration of following factors:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

11. PROPOSALS TO INVEST IN FINANCIAL PRODUCTS USING IDLE FUNDS

Resolution Type: Ordinary

►   General Recommendation: Vote on proposals to invest in financial products using idle funds on a case-by-case basis. Key factors for evaluating such requests include:

› Any known concerns with previous investments;

› The amount of the proposed investment relative to the company's assets;

› Disclosure of the nature of the products in which the company proposes to invest; and

› Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

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China Proxy Voting Guidelines

Generally vote for such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company's previous similar investments.

Discussion

According to Article 9.3.2 of the listing rules, the company's external investments, including investment in financial products, with a cumulative amount more than 50 percent of its last audited net asset value and exceeding CNY 50 million in the previous 12 months requires shareholder approval. In addition, CSRC issued a new regulation in late 2012 to allow listed companies to invest part of their idle raised funds in financial products with approval of shareholders.

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China Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Russia and Kazakhstan Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

Russia and Kazakhstan Proxy Voting Guidelines

INTRODUCTION		4
1.	OPERATIONAL ITEMS	5
	Financial Results/Director and Auditor Reports	5
	Appointment of Auditors and Auditor Fees	5
	Appointment of Audit Commission Members	5
	Early Termination of Powers of the Audit Commission	5
	Allocation of Income	6
	Amendments to Articles of Association	6
	Change in Company Fiscal Term	6
	Transact Other Business	6
2.	BOARD OF DIRECTORS	7
	Director Elections	7
	Mechanics of the Cumulative Voting System in Russia and Kazakhstan	7
	Disclosure of Nominee Names	8
	ISS Classification of Directors	9
	Early Termination of Powers of Board of Directors	10
	Election of General Director (CEO)	10
	Early Termination of Powers of General Director (CEO)	10
	Contested Director Elections	10
	Director, Officer, and Auditor Indemnification and Liability Provisions	11
	Board Structure	11
3.	CAPITAL STRUCTURE	12
	Share Issuance Requests	12
	General Issuances	12
	Specific Issuances	12
	Authorized Capital Increase Requests	12
	Reduction of Capital Requests	12
	Changes to Capital Structures	12
	Preferred Stock Requests	13
	Debt Issuance Requests	13
	Pledging of Assets for Debt	13
	Share Repurchase Plans	13
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	14
4. COMPENSATION		15
	Non-Executive Director Compensation	15
	Equity Based Compensation Guidelines	15
5. OTHER ITEMS		16
	Reorganizations/Restructurings	16
	Mergers and Acquisitions	16

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Russia and Kazakhstan Proxy Voting Guidelines

Mandatory Takeover Bid Waivers	16
Expansion of Business Activities	16
Related-Party Transactions	16
Antitakeover Mechanisms	17
Shareholder Proposals	17
Social/Environmental Issues	17

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Russia and Kazakhstan Proxy Voting Guidelines

INTRODUCTION

The Law on Joint Stock Companies (JSC Law) is the main law regulating the activities of joint stock companies in Russia. Of particular importance are also the Federal Law on the Securities Market, which regulates the issuance and circulation of securities and the Listing Rules of the Moscow Exchange (latest update effective from 21 February 2013).

On 1 September 2013, the powers of the Federal Financial Markets Service (FFMS), Russia's securities commission, in the field of regulation, control and supervision in the financial markets were transferred to the Bank of Russia. The regulatory, supervisory, and oversight functions of the Bank of Russia in the field of financial markets will be fulfilled by the Financial Supervision Committee.

The Law on Joint Stock Companies (JSC Law) dated May 13, 2003, is the main law regulating the activities of joint stock companies in Kazakhstan.

The Committee for the Control and Supervision of the Financial Market and Financial Organizations of the National Bank of Kazakhstan, established in 2011, is the main regulator of the Kazakhstan's capital market. The Committee performs the functions of state control and supervision of activities of banks, insurance companies, pension and investment funds, and securities market entities, as well as protection of rights of consumers of financial services.

Legal and regulatory requirements are typically incorporated into the company's charter, which is the main document covering the governance of the company, and the internal regulations. Issuers in Russia and Kazakhstan have multiple internal documents stipulating the rules and procedures for the governing bodies of the company.

At the typical Russian AGM, shareholders will be asked to approve the following:

› Annual report and financial statements

› Allocation of Income, including payment of dividends

› Auditors' appointment

› Election of directors

› Election of audit commission members

› Related-party transactions and large-scale transactions

› Amendments to the Charter and other internal regulations

› Approval of director fees

› Approval of remuneration policy for non-executive directors.

This document outlines the ISS policy on the above resolutions. For proposals which typically appear on an infrequent basis at Russian and Kazakh meetings, and which are not covered in this document, ISS will refer to the EMEA Regional Policy as a framework for analysis.

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Russia and Kazakhstan Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› The financial statements and/or auditor's report are not disclosed or are incomplete

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› Name of the proposed auditors has not been published; or

› The auditors are being changed without explanation.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election

Appointment of Audit Commission Members

►   General Recommendation: Vote for the election of the audit commission members where the number of nominees is equal to the number of seats on the audit commission unless:

› Adequate disclosure, including the nominees' names, has not been provided in a timely manner;

› There are serious concerns about the work and/or the composition of the audit commission;

› There are serious concerns about the statutory reports presented or the audit procedures used;

› There are serious concerns over questionable finances or restatements.

Where the number of nominees exceeds the number of seats on the audit commission, vote on a case-by-case basis considering the following factors:

› Nominees' independence and potential conflicts of interest;

› Nominees' qualifications, experience, and past track records;

› Current composition of audit commission.

Early Termination of Powers of the Audit Commission

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the audit commission unless there are any concerns with this proposal.

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Russia and Kazakhstan Proxy Voting Guidelines

Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

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Russia and Kazakhstan Proxy Voting Guidelines

2. BOARD OF DIRECTORS

Director Elections

Mechanics of the Cumulative Voting System in Russia and Kazakhstan

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected [i.e. if the board is composed of 10 directors, each company share will represent 10 votes]. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates that remain.

It is important to recognize that in the context of director elections by cumulative voting, shareholders do not vote against any nominee, but rather support some of the nominees. This is an important distinction, as in some cases, shareholders may choose to support not all but rather a limited number of nominees.

►   General Recommendation: Where the number of candidates is equal to the number of board seats, vote for all independent director nominees (per ISS' classification of directors).

Where the number of candidates exceeds the number of board seats, vote for all or a limited number of the independent director nominees (per ISS' classification of directors) considering factors including, but not limited to, the following:

› Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

› Nominee(s) qualification, knowledge, and experience;

› Attendance record of the directors nominees;

› Company's free float.

Where none of the director nominees can be classified as independent (per ISS' Classification of Directors), ISS will consider factors including, but not limited to, the following when deciding whether to recommend in favour of a candidate's (re)election:

› A director nominee, while not classified as independent per ISS' classification of directors, has been classified as independent per company's director classification criteria and/or any other directors classification criteria widely used in the market;

› A director nominee possesses adequate qualification, knowledge and experience;

› There are no specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ISS may consider not supporting the election of an individual director in case:

› Adequate disclosure has not been provided in a timely manner;

› A director nominee has been involved in questionable transactions with conflicts of interest;

› A director nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

› There are any records of abuses against minority shareholder interests;

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company.

At companies on the main index, ISS may recommend against all nominees, if none of the proposed candidates can be classified as independent non-executive directors (per ISS' Classification of Directors).

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Russia and Kazakhstan Proxy Voting Guidelines

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors may be best suited to add value for shareholders.

Disclosure of Nominee Names

►   General Recommendation: ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

ISS will recommend a vote against the election of directors at all companies if the names of the nominees are not disclosed in a timely manner prior to the meeting.

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Russia and Kazakhstan Proxy Voting Guidelines

ISS Classification of Directors

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of or who is considered related to a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder[1] of the company;

› Any director who is nominated by a significant shareholder, unless there is a clear lack of material[5] connection with the shareholder, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides (or a relative[2] provides) professional services[3] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[4]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (five-year cooling off period);

› Excessive years of service from date of first appointment, as determined by local corporate governance codes[5], or local best practice, is generally a determining factor in evaluating director independence.

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[6] connection, either directly or indirectly, to the company (other than the board seat) or to a significant shareholder.

Footnotes

[1] In Russia, a significant shareholder is defined as a shareholder controlling directly or indirectly 5 percent or more of the voting rights.

[2] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[3] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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Russia and Kazakhstan Proxy Voting Guidelines

[4] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent. OR, A business relationship may be material if it is considered that it may be of significance the director.

[5] For example, the definition of independence in the Russian Corporate Governance Code (2014) provides that in order to remain independent, a non-executive director shall have served on the board of directors [supervisory board] for no more than seven years.

[6] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Early Termination of Powers of Board of Directors

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the board of directors where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals seeking to alter the composition of the board and resulting in majority shareholder increasing its influence on the board.

Election of General Director (CEO)

►   General Recommendation: Generally vote for the election of the general director, unless there are significant concerns with the proposed candidate and/or compelling controversies with the election process exist.

Early Termination of Powers of General Director (CEO)

►   General Recommendation: ISS will recommend a vote for the early termination of powers of the general director where such a proposal is supported by compelling justification.

ISS will recommend a vote against proposals to terminate the powers of the general director if such proposals are not supported by compelling rationale.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors may be best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

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Russia and Kazakhstan Proxy Voting Guidelines

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Vote for proposals to fix board size unless such a proposal will result in change of the size or structure of the board that will have a negative impact for minority shareholders.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. CAPITAL STRUCTURE

Share Issuance Requests General Issuances

►   General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent of currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Authorized Capital Increase Requests

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent of the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital Requests

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Changes to Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

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Preferred Stock Requests

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

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› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, ISS will recommend against any proposal where:

› The repurchase can be used for takeover defences;

› There is clear evidence of abuse or risk of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION

Non-Executive Director Compensation

►   General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non executive directors, but will recommend a vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not disclose the fees paid to non executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals provide for the granting of stock options, or similarly performance-based compensation, to non-executive directors.

› Proposals introduce retirement benefits for non executive directors.

And recommend a vote on a case-by-case basis where:

› Proposals include both cash and share based components to non executive directors.

› Proposals bundle compensation for both non executive and executive directors into a single resolution.

Equity Based Compensation Guidelines

►   General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long term shareholder interests and align the award with shareholder value.

This assessment includes, but is not limited to, the following factors:

› The volume of awards transferred to participants must not be excessive:

› The potential volume of fully diluted issued share capital from equity based compensation plans must not exceed the following ISS guidelines:

› The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high growth companies or particularly well designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

› The plan(s) must be sufficiently long term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

› The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount;

› If applicable, performance standards must be fully disclosed, quantified, and long term, with relative performance measures preferred.

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5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account all relevant available information.

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote resolutions to expand business activities on a case-by-case basis.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval of related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

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› The parties on either side of the transaction;

› The nature of the asset transferred/service provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant coast being incurred with little or no benefit.

Social/Environmental Issues

Global Approach

Issues that may be covered include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal may more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

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› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Australia Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after October 1, 2017 Published October 2, 2017

Australia Proxy Voting Guidelines

INTRODUCTION		4
	Underlying principles	4
	Application of this policy	4
	Voting disclosure and response to significant shareholder dissent	5
	Coverage universe	5
1.	GENERAL	6
	Constitutional Amendment	6
	Alteration of the Number of Directors/Board Size in Constitution	6
	Renewal of "Proportional Takeover" Clause in Constitution	6
	Change Company Name	6
	Authority to Postpone or Adjourn Meeting	6
	Significant Change in Activities	7
	Financial Statements	7
	Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration	7
	Appointment of a New Auditor	7
	Mergers and Acquisitions	7
	Related-Party Transactions	8
2.	SHARE CAPITAL	10
	CAPITAL STRUCTURE	10
	Multiple Voting Rights	10
	Non-Voting Shares	10
	Reduction of Share Capital: Cash Consideration Payable to Shareholders	10
	Reduction of Share Capital: Absorption of Losses	10
	Buybacks/Repurchases	11
	Issue of Shares (Placement): Advance Approval	11
	Issue of Shares (Placement): Retrospective Approval	11
3.	BOARD OF DIRECTORS	13
	Director Age Limits	13
	INDEPENDENCE OF DIRECTORS	13
	ISS Classification of Directors – Australia	14
	VOTING ON DIRECTOR NOMINEES	15
	Voting on Director Nominees in Uncontested Elections	15
	Attendance	15
	Overboarding	15
	Independence Considerations	15
	Problematic Remuneration Practices:	16
	Problematic Audit-Related Practices:	16
	Shareholder Nominees	16

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	Governance Failures	16
	Voting on Director Nominees in Contested Elections	17
4.	REMUNERATION	18
	Discussion	18
	Remuneration Report	19
	Pay-for-Performance Evaluation	20
	Remuneration of Executive Directors: Share Incentive Schemes	23
	Remuneration of Executives: Long-Term Incentives	24
	Remuneration of Executives: Long-Term Incentive Plan Amendments	27
	Remuneration of Executives: Termination Benefit Approvals	27
	Non-Executive Director Perks/Fringe Benefits	27
	Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	28
	Remuneration of Non-Executive Directors: Approval of Share Plan	28
5.	ENVIRONMENTAL AND SOCIAL ISSUES	29
	Voting on Shareholder Proposals on Environmental, Social, and Governance (ESG) Matters	29
	Board Diversity	30
	Economic, Environmental, and Sustainability Risks	30

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INTRODUCTION

These guidelines have been developed as the basis for ISS Australian Benchmark Policy for proxy voting recommendations.

Underlying principles

The principle underpinning all of ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that requires their approval and to understand how it affects their interests as owners. Accountability, transparency and fairness are the overarching goals of the laws, standards and principles in the Australian market.

Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company’s performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

› Consideration of the financial statements and reports (not normally a voting item);

› Election or re-election of directors;

› Consideration of the remuneration report and to cast a non-binding (advisory) vote on executive pay practices;

› Issuance of new securities in certain circumstances, including to executives and directors under their employment contracts, or as required under ASX Listing Rules;

› Changes in the Constitution of a company;

› Consideration of certain related party transactions;

› Consideration of an increase in the directors’ total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

› to consider and vote on termination payments to executives in excess of a statutory maximum of one year’s remuneration; and

› Consideration of mergers and acquisitions.

The goals of these guidelines are to recognize that:

› The objective of most security holders is to hold and manage their investments with sustainable long term value creation in mind; and

› Strong of corporate governance practices can enhance shareholder value and mitigate risk.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for listed entities in Australia. This document is intended to provide investors with insights into how ISS analyses these entities in the Australian market. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the listed entity's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for listed entities can differ according to the type, location and nature of their business operations. The principles of good corporate governance are generally applicable to listed entities whatever their size, but ISS recognizes that investors and other market participants have differing expectations for certain market cap segments.

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Voting disclosure and response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at an AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of securities in respect of which the vote was directed to be withheld, and the overall percentages for each group.

Good corporate governance practice suggests that when a sizable proportion of votes have been cast against a resolution at any general meeting, the directors of the entity should explain what actions have been taken to understand the reasons behind the vote result. There is no universal threshold for significant dissent, and market practice is bound to evolve. However, many investors will use the 25 percent figure which represents a "strike" against the remuneration resolution as a threshold for identifying significant issues concerns. There may be reasons why for some companies a higher or lower level might be more appropriate for other types of resolutions. Some investors may take the view that dissent should be taken to mean both active abstentions and votes against. In Australia, “votes withheld” (abstentions) are not votes in law and companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 25 percent as indicating a low level of support from investors which they may wish to address. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range of 20 percent to 30 percent as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 25 percent or more will generally be used as the trigger for this case-by-case analysis. In certain circumstances, ISS may recommend a vote against a relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

In the Australian market, the core ISS benchmark policy applies to all companies in the S&P ASX300 Index, excluding certain types of investment trusts. The ASX Corporate Governance Council's Principles and Recommendations recognizes that when assessing the practice of a smaller company outside the ASX300, investors should be mindful of the individual circumstances of the business, including its size and complexity. Smaller companies may not have the resources to be able to comply with all the principles and recommendations, and there may be different requirements for these entities. Accordingly, the core ISS policy recognizes these exceptions on a case-by-case basis.

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1. GENERAL

Constitutional Amendment

►   General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement). Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Alteration of the Number of Directors/Board Size in Constitution

►   General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The Australian Corporations Act requires a minimum of three directors for public companies, and nominees are elected if they receive 50 percent shareholder support. There is no maximum board size limit set out in the Act, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Renewal of "Proportional Takeover" Clause in Constitution

►   General Recommendation: Vote for the renewal of the proportional takeover clause in the company’s constitution.

The Australian Corporations Act allows a company to include in its constitution a clause that requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask shareholders to reinsert the clause into the constitution at every third AGM. If a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, then the making of the bid is taken as approved.

Change Company Name

►   General Recommendation: Vote for proposals to change the company name.

Decisions on the company name are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Authority to Postpone or Adjourn Meeting

►   General Recommendation: Vote case-by-case on proposals to amend the company’s constitution to provide the board with the authority to adjourn annual or special meetings, taking into account:

› The board’s rationale for proposing the amendment; and

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› The board’s past practices in acting in the best interests of shareholders.

When adequate explanation for an adjournment or postponement of a company meeting is given (such as to consider an improvement in economic benefit available to shareholders), such discretion of the chairman and board should be supported. However, evidence of the misuse of the authority to adjourn an annual or special meeting may result in recommendations against the re-election of the chairperson, or, if the chairperson is not up for re-election, any non-executive directors up for re-election that were present at the relevant meeting.

Significant Change in Activities

►   General Recommendation: Vote for resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Financial Statements

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or the audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used; or

› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under Australian law, but it will be a ballot item for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

►   General Recommendation: Generally, vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Mergers and Acquisitions

►   General Recommendation: Vote mergers and acquisitions on a case-by-case basis, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

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When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation	Is the value to be received by the target shareholders (or paid by the acquirer)
reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
Market reaction	How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale	Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process	Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., ability for alternate bidders to participate) can also affect shareholder value.
Conflicts of interest	Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
Governance	Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors, where provided;

› The views of an independent financial adviser, where appointed;

› Whether any entities party to the transaction, including advisers, are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

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Under the ASX Listing Rules, the listed entity must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

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2. SHARE CAPITAL

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

►   General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

►   General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

› It is intended for financing purposes with minimal or no dilution to current shareholders; or

› It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote for the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

►   General Recommendation: Generally, vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

►   General Recommendation: Vote for reduction of share capital proposals with absorption of losses, as they represent routine accounting measures.

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

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Buybacks/Repurchases

►   General Recommendation: Generally, vote for requests to repurchase shares, unless:

› There is clear evidence available of past abuse of this authority; or

› It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

› Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

› Limitations on the exercise of the authority to thwart takeover threats; and

› A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

►   General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

› Dilution to shareholders;

› Discount/premium in purchase price to the investor;

› Use of proceeds;

› Any fairness opinion;

› Results in a change in control;

› Financing or strategic alternatives explored by the company;

› Arms-length negotiations; and

› Conversion rates on convertible equity (if applicable).

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

Issue of Shares (Placement): Retrospective Approval

►   General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

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Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

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3. BOARD OF DIRECTORS

Director Age Limits

►   General Recommendation: Generally, vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

The Australian Corporations Act no longer includes an age limit for directors of public companies. Companies submit resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

› Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

› Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

› Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

› Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

› Does not have a material contractual relationship with the corporate group; and

› Is free from any other interest and any business or other relationship with the corporate group.

ISS’ definition of independence is as follows:

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ISS Classification of Directors – Australia

Executive Director

› Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

› classified as non-independent in the company's annual report;

› A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;

› A major shareholder, partner, or employee of a material adviser/supplier/customer1;

› A founder of the company, even if no longer a substantial shareholder2;

› A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;

› A designated representative of a shareholder;

› A director who has served for 12 or more years on the board;

› A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

› A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

1 The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. At the point a person is no longer a substantial shareholder representative, they will be reclassifed as independent. This threshold looks back to the three most recent financial years.

3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Voting on Director Nominees

When voting on director nominees, take into consideration:

› The overall composition of the board;

› The composition of the audit, remuneration, risk (if applicable), and nomination committees;

› Skills of the individual directors;

› Individual directors' attendance records; and

› Service on other public company boards.

As a matter of best practice, the board of a listed entity should also have a committee or committees to oversee risk.

Under the recent ASX Corporate Governance Council recommendations, the risk committee could be a stand-alone risk committee, a combined audit and risk committee or a combination of board committees addressing different elements of risk. ISS will include the level of disclosure related to a risk committee in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

In addition, ISS will include the disclosure provided by the company in a Skills Matrix of the board's composition. The skills matrix need not be prospective; instead it could be retrospective; which may alleviate commercial confidentiality issues around disclosure. Generally, the skills matrix will identify the gaps in skills of the board to address the company's business strategy. ISS will include such disclosure in our reports as additional information to institutional investors. Under certain circumstances, ISS may consider such disclosure in our vote recommendations on election of directors, as warranted.

Voting on Director Nominees in Uncontested Elections

►   General Recommendation: Generally, vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

› Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

› Sits on more than a total of five listed boards (a chair as equivalent to two board positions); or

› An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

› Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;

› An executive other than the CEO who serves on the audit committee;

› A former partner or employee of the company’s auditor who serves on the audit committee:

› An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority1 independent under ISS’ classification, generally vote against nominees who are:

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1 “Majority independent” is defined as over 50 percent independent.

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› Executive directors (except for the CEO and founders integral to the company);

› A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

› A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Remuneration Practices:

Generally vote against members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

› The company's response in addressing specific concerns, engagement with institutional investors, and other compensation practices;

› The company's ownership structure;

› Whether the issues are considered to be recurring or isolated; and

› Whether the level of support was less than 50 percent.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

› The entity receives an adverse opinion of the entity's financial statements from the auditor; or

› Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally, vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

› Failure to act in the best interests of all shareholders;

› Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Significant involvement with a failed company, or egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

Voting on Director Nominees in Contested Elections

►   General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions:

› Whether the dissidents have proved that board change is warranted; and

› If yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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4. REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

› Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

› Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

› Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

› Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

› Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five-year intervals). One-off pay awards to address concerns over the retention of an executive have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new or additional short term incentives or long-term incentive share award schemes on top of existing plans is likely to be viewed skeptically. Remuneration arrangements should be clearly disclosed, and sufficient detail should be provided about the performance conditions adopted to allow shareholders to make their own assessment of whether they are appropriate. Benchmarking remuneration into line with accepted good market practice should not be used as justification for any substantial increase in the size of the overall package.

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Remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. When forming a view on such arrangements, ISS will pay particular attention to the following points:

› How far the remuneration practices are consistent with the good practice principles set out in these voting guidelines;

› The linkage between the remuneration practices and the company's strategic objectives;

› Whether or not there is an appropriate long-term focus;

› The extent to which the proposals help simplify executive pay; and

› The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Boards must avoid rewarding failure or poor performance; for this reason, ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration Report

►   General Recommendation: Vote case-by-case on the remuneration report, taking into account:

› The pay of the executives and non-executive directors, including where applicable:

› The quantum of total fixed remuneration and short term incentive payments relative to peers;

› Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

› The listed entity's workforce;

› Financial performance and alignment with shareholder returns;

› The adequacy and quality of the company's disclosure generally;

› The appropriateness and quality of the company's disclosure linking identified material business risks and predetermined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

› Whether targets for the STI or LTI are disclosed in an appropriate level of detail

› Whether performance targets in the STI and LTI are measured over an appropriate period and are sufficiently stretching;

› Any special arrangements for new joiners were in line with good market practice;

› The remuneration committee exercised discretion appropriately; and

› The alignment of CEO and executive pay with the company's financial performance and returns for shareholders based on the ISS Quantitative Pay-for-Performance Evaluation.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative voting recommendation.

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Pay-for-Performance Evaluation3

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P ASX300, this analysis considers the following:

1. Peer Group4 Alignment:

› Relative Degree of Alignment (RDA). This relative measure compares the percentile ranks of a company’s CEO pay and TSR performance, relative to an industry-and-size derived comparison group (i.e., ISS Peer Group), over a three-year period.

› Multiple of Median (MoM). This relative measure expresses the prior year’s CEO pay as a multiple of the median pay of its comparison group for the same period.

2. Absolute Alignment:

› Pay-TSR Alignment (PTA). This absolute measure compares the trends of the CEO’s annual pay and the value of an investment in the company over the prior five-year period.

The Australian Securities and Investment Commission (ASIC) released Regulatory Guide (RG) 247 on 27 March 2013 to give guidance to companies on their compliance to disclosure under section 299A of the Corporations Act 2001 (Cth) (the Act) – Annual directors' report – additional and general requirements for listed entities. Specifically sub sections (1) – (a) to (c) of section 299A of the Act. RG 247 sets out the required disclosure in the Operating and Financial Review (OFR) in terms of the company's prospects for future financial years in terms of the company's business strategies and material business risks. Investors seek to ascertain from the OFR if the company has linked, in the remuneration report, the management of its material business risks to its key performance indicators (KPI) in determining remuneration for key management personnel (KMP).

Remuneration Considerations

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review. The elements of the report which ISS considers are described in more detail in the following section:

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3 A one-year transition period will apply to the fiscal year ending 30 June 2018 prior to incorporating greater emphasis of the Pay-For-Performance Evaluation Methodology in the analysis of the remuneration report.

4 The peer group is generally comprised of 11-24 companies that are selected using market cap, revenue (or assets for certain financial firms), and GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's.

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Report component	Good market practice
Base Pay	Remuneration committees are required to justify salary levels and increases in base pay.
Annual increases are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions and increases in responsibilities. Changes in pay levels should take into account the pay and conditions across the company. Where remuneration committees seek to increase base pay, such increases should not be approved purely on the basis of benchmarking against peer companies.
Superannuation,	Superannuation and pension contribution payments for executives should be clearly
pension	disclosed. Any compensation to executives for changes in the tax treatment of pensions is
contributions and	not considered to be acceptable.
benefits
Companies must describe the benefits provided to executives and directors, which are expected to be in line with market practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped. Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits.
Short term incentive	The STI earned for the year under review should be explained in a fashion which allows
(STI)	shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.
There is an expectation among investors that STI bonus targets will be disclosed retrospectively. Targets for both financial and non-financial metrics should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out.
If a remuneration committee believes that STI bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should clearly explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year.
Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.
The payment of a ‘one-off' special bonus, outside the variable remuneration arrangements already in place, is likely to attract a negative vote recommendation given that transaction-
related bonuses are not typically supported.

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Long-term incentive	Under the resolution to approve the remuneration report, ISS considers both the LTI
(LTI)	awards granted and those vested or lapsed during the year under review.
When assessing the awards which vested, ISS will have regard for outcomes that are out of line with the overall performance of the company, its future prospects or shareholder returns over the performance period. The definition of any performance measurement should be clearly disclosed.
For awards granted in the year under review, ISS will have regard for disclosure by companies of the potential value of awards to individual scheme participants on full vesting, expressed by reference to the face value of shares and expressed as a multiple of base salary.
The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.
Dilution limits	The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders.
The rules of a scheme must provide that commitments to issue new shares, when aggregated with awards under all of the company's other schemes, must not exceed five percent of the issued ordinary share capital, adjusted for share issuance and cancellation.
Malus and / or	Malus means to forfeit some or all of a variable remuneration award before it has vested,
clawback	while clawback allows the company to recover payments already made through the STI or
LTI.
When designing schemes of performance-related remuneration, good market practice is that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the remuneration committee considers it would be appropriate to do so. Investors expect that such provisions should not be restricted solely to material misstatements of the financial statements.
Good leavers	Where individuals choose to terminate their employment before the end of the performance period, or in the event that employment is terminated for cause, good market practice is that any unvested options or share-based awards should lapse.
In other circumstances of cessation of employment, some portion of the award may remain "on foot" and be subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. If it is the opinion of the remuneration committee that some early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.
Change of control	Investors expect that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

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Shareholding	There is an expectation of investors that executives and directors should hold a minimum
requirement	number of shares. Unvested holdings in share-based incentives do not count towards fulfilment of the requirement.
Executive' service	Executives should have service contracts in place with notice periods set at one year or
contracts, including	less. All termination payments should be subject to phased payment and mitigation. Exit
exit payments	payments to departing directors should not go beyond one years' base pay, being the statutory cap set out in the Corporations Act. However, an executive may also have an entitlement under the terms of his or her service contract or the rules of the relevant incentive plan.
Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share-based awards.
Arrangements for	For new joiners, where an executive is appointed at an 'entry-level' salary-point which the
new joiners	remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g.
sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.
Discretion	In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the STI or LTI following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.
Non-executive	Additional remuneration, other than fees, including participation in a share option scheme,
director fees	pension scheme (excluding compulsory superannuation contributions) and/or performance-related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.
Any increases to NED fees during the year under review will be considered alongside pay increases to executives and the broader workforce.
The remuneration report must name any person who provided material advice or services to the company or a relevant committee in the year, and set out additional details.
All-employee	ISS generally supports all-employee schemes, such as Share Incentive Plans (SIPs) as a way
schemes	of promoting employee ownership.

Remuneration of Executive Directors: Share Incentive Schemes

►   General Recommendation: Vote case-by-case on share-based incentives for executive directors.

Share-based incentives in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar derivative instruments, all of which are economically zero exercise price options (ZEPOs).

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Following the change in Australian taxation law regarding options effective 1 July 2015, the use of share option plans is expected to increase in popularity.

There are also a smaller number of share incentive schemes which are structured as loan-funded share plans, pursuant to Australian Securities & Investments Commission guidelines. These are effectively option-like structures and are considered on a case-by-case basis.

Remuneration of Executives: Long-Term Incentives

►   General Recommendation: Vote case-by-case on long-term incentives for executives. Vote against plans and proposed grants under plans if:

› Exercise price is excessively discounted;

› Vesting period is insufficiently long to reflect an appropriate long term horizon (ie less than three years);

› Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan);

› Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met in the initial testing period;

› Plan provides for excessive dilution; or

› Company failed to disclose adequate information regarding any element of the scheme.

In Australia, there is no statutory or ASX listing rule requirement for companies to put long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of equity-based plans under the exception provided in ASX Listing Rule 7.2, so that equity instruments issued under the plan do not count towards the “15 percent in 12 months” dilution cap (refer to “Issue of Shares (Placement): Advance Approval” above).

►   General Recommendation: Generally, vote against the remuneration report if a company utilizes the ASX Listing Rule 10.14 carve-out, and fails to put the proposed long term incentive or share-based grant to a shareholder vote.

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of equity awards to a director. However, there is a carve-out for grants of shares where shares are to be purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. Many institutional investors in Australia regard the carve-out as inappropriate and long-term incentive grants of shares to executive directors should be subject to a vote of shareholders, regardless of whether the shares are newly issued or purchased on-market.

Long Term Incentive Plan Considerations

The elements of the long-term incentive plan (and proposed grants of equity awards) are evaluated by ISS according to the following criteria:

Exercise Price

› Option exercise prices should not be at a discount to the prevailing market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” rights, but the following requirements in terms of vesting period, performance hurdles, etc., apply equally.)

› Plans should not allow the repricing of underwater options.

› The allocation of ZEPOs should not be based on a substantially discounted, or "fair value", price of the company's securities, thereby increasing the number of equity awards which are granted, which could exponentially increase the value of the incentive received by the executive once vested.

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Vesting Period

› There should be appropriate time restrictions before rights can be exercised (if securities can vest in a timeframe which is less than three years, then this is not considered to be an appropriate representation of a shareholder's long term horizon for an ASX listed entity).

Performance Hurdles

› Generally, a hurdle that relates to total shareholder return (TSR) is viewed favourably by many shareholders compared to a hurdle that specifies an absolute share price target or an insufficient accounting measure of performance (such as earnings per share (EPS)).

› Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur at below-median performance, and the peer group should be appropriate and defensible (e.g. the peer group is not to be unacceptably small, or “cherry picked”).

› A sliding-scale hurdle, under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative), is required - a hurdle under which 100 percent of the award vests once a single target is achieved (ie. no "cliff vesting") is not considered appropriate given that it may act as a disincentive to performance if it subsequently becomes difficult to achieve, or if it is easiliy achieved.

› Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company performs relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life or there are generous re-testing provisions.

› Two different types of options should be distinguished:

› Grants of market-exercise-price options ("traditional options"), have an in-built share price appreciation hurdle, where the share price must increase above its "strike price" at the grant date for the executive to have an incentive to exercise, and

› Grants of zero exercise price options ("ZEPOs"), have no exercise price and the executive pays nothing to the company on exercising these rights.

› Accounting-related hurdles do not necessarily involve shareholder value creation before an incentive vests. In other words, an accounting performance hurdle may allow incentives to vest – and executives to be rewarded –without any medium to long-term improvement in total shareholder return having been delivered. Growth in EPS may, but does not always, translate into an improved share price and increased dividends over the medium to long term. Accordingly,

› An EPS hurdle can lead to executive reward without any increase in shareholder return in the case of ZEPOs, which may not be the same if incorporated with traditional options.

› An EPS hurdle can more readily be supported if used with traditional options, rather than with ZEPOs, although the use of traditional options in the Australian market is quite limited.

› An EPS target must be sufficiently demanding, or stretching, such that a hurdle should require a substantial cumulative growth rate in EPS. In order to assess whether an EPS hurdle is sufficiently demanding, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options are to vest only for EPS performance that exceeds consensus analyst forecasts.

› Operational hurdles are non-market and non-financial targets which are generally accompanied by unclear disclosure and often difficult to assess. Examples may include delivery of strategic projects, production targets, or discovery of mining reserves. ISS will assess these hurdles on a case-by-case basis, in order to establish if the hurdle is sufficiently demanding and capable of creating longer term shareholder value. These would more generally be accepted when used in conjunction with traditional options in order to align more closely with a tangible increase in shareholder value in excess of the strike price.

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Australia Proxy Voting Guidelines

Re-testing

› A re-test is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors, in markets like the U.K., do not support re-testing of performance criteria on share options or other share-based incentive awards, on the basis that retesting undermines the incentive value of such awards. Such provisions have not been uncommon in the Australian market. However, as companies have moved toward annual grants of awards that mitigate the concerns over “cliff-vesting,” and the increasingly held view among institutional investors that re-testing does not constitute best practice, companies have now moved to a minimal number of re-tests, or they have eliminated retesting altogether.

› In cases where re-testing exists, ISS will evaluate the type of re-testing, either fixed-base or rolling, and the frequency of the re-testing. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than re-testing from a rolling start date.) Where a company has a particularly generous re-testing regime, and has not committed to significantly reduce the number of retests, vote against a resolution to approve the plan in question, or a grant of rights under the plan. This may also warrant a vote against the remuneration report, depending on other aspects of executive and non-executive remuneration practices. In the case of new plans, as a best practice, companies should not include re-testing provisions, but evaluate on a case-by-case approach basis.

Transparency

› Methodology for determining exercise price should be disclosed.

› Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

› Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

› Time restrictions before options can be exercised should be disclosed.

› Any restrictions on disposing of shares received should be disclosed.

› Full cost of options to the company should be disclosed.

› Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

› Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

› Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

› Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

› Scheme should be open to all key executives.

› Scheme should not be open to non-executive directors.

Other

› Plans should include reasonable change-in-control provisions (i.e. pro rata vesting and size of awards).

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Australia Proxy Voting Guidelines

› Plans should include "good leaver"/"bad leaver" provisions to minimize excessive and unearned payouts (see below for a discussion of the approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a qualified ‘For', with the qualification noting the breaches which investors would expected to be addressed by the remuneration committee in the future, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

Remuneration of Executives: Long-Term Incentive Plan Amendments

►   General Recommendation: Vote case-by-case on amendments to long-term incentive plans.

ISS will evaluate amendments to existing plans initially using the long-term incentive plan guidelines (above), and then, determine if the amendment is improving/removing negative features or if it is exacerbating such features.

If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, vote against the amendment to express dissatisfaction with the underlying terms of the plan.

Remuneration of Executives: Termination Benefit Approvals

►   General Recommendation: Vote case-by-case on termination benefits.

Amendments to the Australian Corporations Act in November 2009 provide a cap on allowable "termination benefits" to senior executives of 12 months' base pay (i.e. without shareholder approval). Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration.

Companies can seek shareholder approval for termination payments in advance, including benefits from unvested equity grants on termination. This also includes general approval for vesting of equity incentives on termination under a specific equity plan.

Generally, vote against resolutions seeking approval of termination payments to executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where shareholder approval is sought for termination benefits under any equity plan, which provides for termination benefits in excess of 12 months' base salary, vote 'For' the resolution if the approval is sought for three years or less and there is no vesting of awards without satisfaction of sufficiently demanding performance hurdles.

Non-Executive Director Perks/Fringe Benefits

►   General Recommendation: Where a company provides fringe benefits to non-executive directors in addition to directors' board and committee fees, vote case-by-case on:

› The remuneration report;

› Proposals to increase the non-executive directors’ aggregate fee cap; and/or

› The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

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Australia Proxy Voting Guidelines

Fringe benefits may include payments made, or services provided without charge, by the company. Examples may include, but are not limited to, additional "travel time fees", which may be charged by the director by the hour, for the time taken in travelling to board or company meetings either domestically or overseas.

Also, vote against when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company. Given that the same or similar benefits are generally not offered to shareholders or employees, such benefits are not considered good market practice, and they represent a potential conflict of interest to incentivize longevity on the board which may not be in the best interests of board succession planning or shareholders. These fringe benefits may be offered to non-executive directors as a cash payment (for example, retirement benefits) or in services provided or procured by the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

►   General Recommendation: Vote case-by-case for an increase in the maximum aggregate level of fees payable to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

ISS will take into account:

› The size of the proposed increase;

› The level of fees compared to those at peer companies;

› The explanation the board has given for the proposed increase;

› Whether the company has discontinued retirement benefits;

› The company’s absolute and relative performance over (at least) the past three years based on measures such as

(but not limited to) share price, earnings per share and return on capital employed;

› The company’s policy and practices on non-executive director remuneration, including equity ownership;

› The number of directors presently on the board and any planned increases to the size of the board;

› The level of board turnover.

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote against where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Approval of Share Plan

►   General Recommendation: Generally, vote for the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors' shareholdings and alignment with investors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

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Australia Proxy Voting Guidelines

5. ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Shareholder Proposals on Environmental, Social, and Governance (ESG) Matters

In Australia, the implications for non-binding ESG shareholder proposals have been established in legal precedent in the 1980s in NRMA Ltd v Parker (1986) 6 NSWLR 517 and upheld in ACCR v CBA [2015] FCA 785. The authority allows a board to refuse to put a non-binding shareholder proposal to a vote at a general meeting, and makes clear that such resolutions infringe upon the 'division of powers' doctrine between the board and the general meeting and do in fact usurp the board's authority. Accordingly, many boards have relied upon this precedent to deny consideration of such shareholder proposals at a general meeting.

In the recent past, a number of shareholder proponents of such resolutions have proposed a "first leg" to the agenda by seeking an amendment to the company's constitution to allow non-binding resolutions to be considered at a general meeting. To date, the generality of such constitutional amendments have caused these not to gain sufficient shareholder support, and therefore ESG resolutions have not proceeded to a vote of shareholders.

Globally, ISS applies a common approach to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally, vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (in terms of scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

If the items listed above are considered reasonable and would ordinarily warrant shareholder support of the ESG resolution, whereas the Board seeks to deny the vote of shareholders at a meeting, this could be regarded as a negative factor when considering a vote on the re-election of the Chairman, or any other relevant directors. When evaluating a non-binding ESG shareholder proposal, ISS will consider the nature and extent of engagement with the shareholder proponent and any undertakings given by the board in addressing the matters raised in the shareholder proposal.

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Australia Proxy Voting Guidelines

Board Diversity

Diversity on boards is an important topic for many shareholders. ISS will examine board diversity, including gender, skills, ethnicity and age as part of board refreshment and succession planning, in order to provide our clients with sufficient information on which to base informed engagement and voting decisions.

Proxy research reports on each company will include whether:

› There is a disclosed diversity policy;

› There are disclosed and measurable objectives in promoting gender diversity, amongst others;

› The company reports on progress against those measurable objectives;

› The company reports on the respective proportions of men and women on the board, in senior executive positions and across the whole organisation (including how the company has defined “senior executive” and various management positions, for these purposes);

› The company is a “relevant employer” under the Workplace Gender Equality Act, the entity’s most recent “Gender Equality Indicators”, as defined in and published under that Act; and

› The company uses Box 1.5 of the ASX Guidelines 3rd ed. to create the company's diversity policy.

Economic, Environmental, and Sustainability Risks

Where appropriate, ISS will report on the quality of the company's disclosure on its economic, environmental, and sustainability risks and how it regards these risks.

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Australia Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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New Zealand Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after March 1, 2017 Published March 13, 2017

New Zealand Proxy Voting Guidelines

INTRODUCTION		4
	Disclosure	4
1.	GENERAL	5
	Constitutional Amendment	5
	Alteration of the Number of Directors/Board Size in Constitution	5
	Change Company Name	5
	Significant Change in Activities	5
2.	CAPITAL STRUCTURE	5
	Multiple Voting Rights	6
	Non-Voting Shares	6
	Mergers and Acquisitions	6
	Financial Statements	7
	Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration	7
	Appointment of a New Auditor	7
3.	SHARE CAPITAL	7
	Reduction of Share Capital: Cash Consideration Payable to Shareholders	7
	Reduction of Share Capital: Absorption of Losses	7
	Buybacks/Repurchases	8
	Issue of Shares (Placement): Advance Approval	8
	Issue of Shares (Placement): Retrospective Approval	8
4.	BOARD OF DIRECTORS	9
	Director Age Limits	9
	Alteration of the Number of Directors	9
	INDEPENDENCE OF DIRECTORS	10
	ISS Classification of Directors – New Zealand	10
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	11
	Overview	11
	Voting on Director Nominees in Uncontested Elections	11
	Attendance	11
	Overboarding	11
	Independence Considerations	12
	Problematic Audit-Related Practices	12
	Shareholder Nominees	12
	Governance Failures	12
	Removal of Directors	13
5.	REMUNERATION	14
	Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	14

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New Zealand Proxy Voting Guidelines

Remuneration of Non-Executive Directors: Issue of Options	15
Remuneration of Non-Executive Directors: Approval of share plan	15
Transparency of CEO Incentives	15
Remuneration of Executives: Options and Other Long-Term Incentives	15
Remuneration: Shareholder Resolutions	18
ENVIRONMENTAL AND SOCIAL ISSUES	18
Voting on Environmental and Social Proposals	18

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New Zealand Proxy Voting Guidelines

INTRODUCTION

These guidelines have been developed as the basis for ISS New Zealand Benchmark Policy for proxy voting recommendations.

The principle underpinning all ISS' benchmark recommendations is that security holders are the owners of listed entities, and as such, they are entitled to assess every resolution that seeks their approval and to understand how it affects their interests as the owners of the company. An overarching ideal in corporate governance is that the laws, standards and principles applied require accountability, transparency and fairness.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast 'For', 'Against', and 'Abstain' on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending against resolutions such as the election of directors, especially the chairperson, the acceptance of Shareholders have no decision-making ability in the management of the listed entity. Their main rights in this regard are to receive information about a company’s performance and to vote on resolutions put before an annual or, where applicable, extraordinary general meeting.

Under current legislation in Australia, items typically put before a meeting of security holders can be characterized as follows:

› Consideration of the financial statements and reports (not normally a voting item);

› Election or re-election of directors;

› Changes in the Constitution of a company;

› Consideration of certain related party transactions;

› Consideration of an increase in the directors’ total fee pool (directors are able to determine the quantum of fees each individual will receive from that pool);

The goals of these guidelines are to recognize that:

› The objective of most shareholders is to hold and manage their investments with long term value creation in mind; and

› The principles of corporate governance have an ability to impact shareholder value and risk.

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New Zealand Proxy Voting Guidelines

1. GENERAL

Constitutional Amendment

►   General Recommendation: Vote case-by case on proposals to amend the company's constitution.

Proposals to amend the company's constitution are required to be approved by the NZX (under Listing Rule 6.1) and by a special resolution of shareholders (75-percent majority of votes cast). Proposals range from a general updating of various clauses to reflect changes in corporate law and NZX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend against any amendment that reduces shareholder rights without adequate justification.

Alteration of the Number of Directors/Board Size in Constitution

►   General Recommendation: Vote case-by-case on proposals to alter the size of the board.

The New Zealand Stock Exchange Main Board Listing Rules (under Listing Rule 3.3.1) requires a minimum of three directors for public companies, and nominees are elected if they receive 50% shareholder support. There is no maximum board size limit set out in the New Zealand Companies Act nor the NZX Listing Rule, although company constitutions may set a maximum limit. Consider on a case-by-case basis the justification provided by a company to set a maximum limit on the number of directors.

Vote against proposals to alter board size which have the effect of providing the company an ability to invoke "no vacancy" for new nominees seeking election to the board. Such a limitation is not considered to be in the best interests of shareholders, as it prevents a new shareholder nominee from being added to the board unless a management nominee is voted down.

Change Company Name

►   General Recommendation: Vote for proposals to change the company name.

Decisions on the company name require a special resolution of shareholders (75-percent majority of votes cast) and are best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

►   General Recommendation: Vote for resolutions to change the nature or scale of business activities (NZX Listing Rule 9.1.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

2. CAPITAL STRUCTURE

Capital structures are generally non-contentious in New Zealand. Each fully-paid ordinary share carries one vote on a poll and equal dividends. Partly-paid shares, which are rare, normally carry votes proportional to the percentage of the share capital paid-up. Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but,

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New Zealand Proxy Voting Guidelines

in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

►   General Recommendation: Vote against proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend toward higher valuation because they are easier for investors to understand.

Non-Voting Shares

►   General Recommendation: Vote against proposals to create a new class of non-voting or sub-voting shares. Only vote for if:

› It is intended for financing purposes with minimal or no dilution to current shareholders;

› It is not designed to preserve the voting power of an insider or significant shareholder.

Generally vote for the cancellation of classes of non-voting or sub-voting shares.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., abililty for alternate bidders to participate) can also affect shareholder value.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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New Zealand Proxy Voting Guidelines

Financial Statements

►   General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or the audit procedures used; and,

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

New Zealand companies are not required to submit their annual accounts and reports to a shareholder vote.

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

►   General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

› There are serious concerns about the accounts presented or the audit procedures used; and,

› Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

This type of resolution is not required under New Zealand law, but it will be a ballot item for NZX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

Appointment of a New Auditor

►   General Recommendation: Generally vote for the appointment of a new auditor, unless there is a compelling reason why the new auditor selected by the board should not be endorsed. A compelling reason might be a past association as auditor during a period of financial trouble.

Whenever a New Zealand public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

3. SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

►   General Recommendation: Generally vote for the reduction of share capital with the accompanying return of cash to shareholders.

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

Reduction of Share Capital: Absorption of Losses

►   General Recommendation: Vote for reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

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New Zealand Proxy Voting Guidelines

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital.

Buybacks/Repurchases

►   General Recommendation: Generally vote for requests to repurchase shares, unless:

› There is clear evidence available of past abuse of this authority; or

› It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

Consider the following conditions in buyback plans:

› Limitations on a company's ability to use the plan to repurchase shares from third parties at a premium;

› Limitations on the exercise of the authority to thwart takeover threats; and

› A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

►   General Recommendation: Vote case-by-case on requests for the advance approval of issue of shares.

From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the "20-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote case-by-case on all requests taking into consideration:

› Dilution to shareholders:

› In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

› Discount/premium in purchase price to the investor;

› Use of proceeds;

› Any fairness opinion;

› Results in a change in control;

› Financing or strategic alternatives explored by the company;

› Arms-length negotiations; and,

› Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

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New Zealand Proxy Voting Guidelines

►   General Recommendation: Vote case-by-case on retrospective approval of issue of shares.

Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company.

As long as the prior issuances conform to dilution guidelines above, vote for such proposals.

4. BOARD OF DIRECTORS

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

In assessing resolutions concerning directors, ISS will consider the following:

› Directors are the stewards of the shareholders’ company;

› As such, directors should act in the interests of the company;

› Directors are best placed to provide oversight of the management and operations of a company;

› Directors should be responsive to the wishes of the shareholders whose interests they serve.

Director Age Limits

►   General Recommendation: Generally vote against age limits for directors. Vote for resolutions to remove age limitations in company constitutions.

There is no requirement in the NZ Companies Act for directors to retire at a certain age.

Age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of his or her individual contribution and experience.

Alteration of the Number of Directors

►   General Recommendation: Vote case-by-case on proposals on board size. Generally vote for resolutions that set a maximum limit on board size. Generally vote against resolutions that seek to remove any maximum limit on board size.

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

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New Zealand Proxy Voting Guidelines

Independence of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance CouncilThe ASX Corporate Governance Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an independent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

› Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

› Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

› Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

› Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

› Does not have a material contractual relationship with the corporate group; and

› Is free from any other interest and any business or other relationship with the corporate group.

ISS’ definition of independence is as follows:

ISS Classification of Directors – New Zealand

Executive Director

› Employee or executive of the company.

Non-Independent Non-Executive Director (NED)

A non-executive director who is:

› Classified as non-independent in the company's annual report;

› A former executive of the company or of another group member if there was less than a three year period between the cessation of employment and board service;

› A major shareholder, partner, or employee of a material adviser/supplier/customer1;

› A founder of the company, even if no longer a substantial shareholder2;

› A relative (or a person with close family ties) of a substantial shareholder2 or of a current or former executive;

› A designated representative of a shareholder;

› A director who has served for 12 or more years on the board;

› A director with any material3 relationship to the company, other than a board seat.

Independent Non-Executive Director

A non-executive director who is not classified as non-independent according to the factors above. To clarify, this may include:

› A nominee proposed for election to a board by a shareholder but otherwise not affiliated to that shareholder.

Footnotes:

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New Zealand Proxy Voting Guidelines

1 The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting, and investment banking firms. These thresholds are assessed by looking at transactions during the three most recent financial years.

2 A substantial product holder is a shareholder controlling 5 percent or more of the quoted voting products in the company. This is in accordance with Financial Markets Conduct Act 2013 (FMCA).

3For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Voting on Director Nominees in Uncontested Elections

Overview

When voting on director nominees, take into consideration:

› The overall composition of the board;

› The composition of the audit, remuneration, risk (if applicable), and nomination committees;

› Skills of the individual directors;

› Individual directors' attendance records (where provided); and

› Service on other public company boards.

In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending against a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Voting on Director Nominees in Uncontested Elections

►   General Recommendation: Generally vote for director nominees in uncontested elections. However, generally vote against nominees in the following circumstances:

Attendance:

› Attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation.

Overboarding (unless exceptional circumstances exist):

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New Zealand Proxy Voting Guidelines

› Sits on more than a total1 of five listed boards (a chair as equivalent to two board positions); or

› An executive director holding more than one non-executive director role with unrelated listed companies.

Independence Considerations:

› Is an executive and board chair, and no "lead director" has been appointed from among the independent directors or other control mechanisms are in place. Exception may be made for company founders who are integral to the company or if other exceptional circumstances apply;

› An executive other than the CEO who serves on the audit committee;

› A former partner or employee of the company’s auditor who serves on the audit committee:

› An executive other than the CEO serving on the remuneration committee, and the remuneration committee is not majority-independent.

Board Independence:

If the board is not majority2 independent under ISS’ classification, generally vote against nominees who are:

› Executive directors (except for the CEO and founders integral to the company);

› A non-independent NED who is a designated representative of substantial shareholder. Vote against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

› A non-independent NED whose presence causes the board not to be majority independent without sufficient justification.

Problematic Audit-Related Practices:

Generally vote against members of the audit committee as constituted in the most recently completed fiscal year if:

› If the entity receives an adverse opinion of the entity's financial statements from the auditor; or

› Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees and tax compliance/preparation fees.

In circumstances where "other" fees include fees related to significant one-time capital structure events (such as initial public offerings) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Nominees:

Generally vote against shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote for such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Governance Failures:

Under extraordinary circumstances, vote against directors individually, committee members, or the entire board, due to:

› Failure to act in the best interests of all shareholders;

----------------------

1 A one-year transition period will apply to the fiscal year ending 30 June 2017, to allow boards and affected directors (individuals with six directorships) to manage boardroom succession issues to address overboarding concerns if they so wish.

2 “Majority independent” is defined as over 50% independent.

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New Zealand Proxy Voting Guidelines

› Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Significant involvement with a failed company, or egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of Directors

►   General Recommendation: Vote case-by-case on resolutions for the removal of directors, taking into consideration:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and,

› Level of disclosure by company to shareholders.

----------------------

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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New Zealand Proxy Voting Guidelines

5. REMUNERATION

Underlying all evaluations of remuneration structure and practices are five global principles that most investors expect companies to adhere to in designing and administering executive and director remuneration plans:

› Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plans;

› Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed remuneration, or excessive fixed remuneration;

› Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for remuneration decision-making (e.g., including access to independent expertise and advice when needed);

› Provide shareholders with clear, comprehensive remuneration disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

› Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing executive pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

►   General Recommendation: Vote case-by-case on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company's non-executive directors.

It is a requirement of the NZX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorizing the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

In assessing director remuneration, ISS’ overriding consideration is how remuneration relates to shareholders’ interests, specifically:

› The size of the proposed increase;

› The level of fees compared to those at peer companies;

› The explanation the board has given for the proposed increase;

› Whether the company has discontinued retirement benefits;

› The company’s absolute and relative performance over (at least) the past three years based on measures such as

(but not limited to) share price, earnings per share and return on capital employed;

› The company’s policy and practices on non-executive director remuneration, including equity ownership;

› The number of directors presently on the board and any planned increases to the size of the board;

› The level of board turnover.

Generally vote for a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

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New Zealand Proxy Voting Guidelines

Vote against the increase if the company has an active retirement benefits plan for non-executive directors. Vote where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options

►   General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non-executive directors. The NZX Code encourages such schemes.

However ISS will generally recommend against the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

Remuneration of Non-Executive Directors: Approval of share plan

►   General Recommendation: Generally vote against the issue of options to non-executive directors.

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securities to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

All three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding in their companies in order to achieve a greater alignment with shareholder interests.

Transparency of CEO Incentives

►   General Recommendation: Vote against the re-election of members of the remuneration committee if:

› The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

› There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

› There is no apparent credible explanation for the CEO not being a member of the board;

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

There are circumstances in which it may be appropriate for a CEO not to be a director; take into account all relevant circumstances of a particular company.

Remuneration of Executives: Options and Other Long-Term Incentives

►   General Recommendation: Vote case-by-case on options and long-term incentives for executives. Vote against plans and proposed grants under plans if:

› The company failed to disclose adequate information regarding any element of the scheme;

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New Zealand Proxy Voting Guidelines

› The performance hurdles are not sufficiently demanding;

› The plan permits retesting of grants based on rolling performance;

› The plan allows for excessive dilution.

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval is not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

› Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

› Plans should not allow the repricing of underwater options.

Vesting Period

› Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance Hurdles

› Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

› Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

› The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) – is generally considered a sufficiently demanding hurdle.

› A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no "cliff vesting").

› In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

› In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

› The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

› ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

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New Zealand Proxy Voting Guidelines

› Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

› Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

› For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

› ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend against a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

› ISS will however generally recommend against incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

› The methodology for determining exercise price of options should be disclosed.

› Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

› The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

› Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

› If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

› The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

› Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

› Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

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New Zealand Proxy Voting Guidelines

Eligibility for Participation in the Scheme

› Scheme should be open to all key executives.

› Scheme should not be open to non-executive directors.

Other

› Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

› Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Remuneration: Shareholder Resolutions

►   General Recommendation: Generally vote for appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Environmental and Social Proposals

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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New Zealand Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Asia-Pacific Region Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 10, 2018

Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE		4
1.	OPERATIONAL ITEMS	4
	Financial Results/Director and Auditor Reports	4
	Appointment of Auditors and Auditor Fees	4
	Appointment of Internal Statutory Auditors	4
	Allocation of Income	4
	Stock (Scrip) Dividend Alternative	5
	Amendments to Articles of Association	5
	Change in Company Fiscal Term	5
	Lower Disclosure Threshold for Stock Ownership	5
	Amend Quorum Requirements	5
	Transact Other Business	5
2.	BOARD OF DIRECTORS	5
	Director Elections	5
	Classification of Directors	8
	Contested Director Elections	9
	Discharge of Directors	9
	Director, Officer, and Auditor Indemnification and Liability Provisions	10
	Board Structure	10
3.	CAPITAL STRUCTURE	10
	Share Issuance Requests	10
	Increases in Authorized Capital	10
	Reduction of Capital	11
	Capital Structures	11
	Preferred Stock	11
	Debt Issuance Requests	11
	Pledging of Assets for Debt	12
	Increase in Borrowing Powers	12
	Share Repurchase Plans	12
	Reissuance of Repurchased Shares	12
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	12
4.	COMPENSATION	13
	Compensation Plans	13
	Director Compensation	13
5.	REORGANIZATIONS/RESTRUCTURINGS	13
6.	MERGERS AND ACQUISITIONS	13
7.	MISCELLANEOUS AND OTHER PROPOSALS	14
	Expansion of Business Activities	14
	Related-Party Transactions	14

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Asia Pacific Region Proxy Voting Guidelines

	Mandatory Takeover Bid Waivers	14
	Reincorporation Proposals	14
8.	ANTITAKEOVER MECHANISMS	15
9.	SHAREHOLDER PROPOSALS	15
10.	SOCIAL/ENVIRONMENTAL ISSUES	15
	Global Approach	15
11.	FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES
		16

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Asia Pacific Region Proxy Voting Guidelines

COVERAGE UNIVERSE

This document applies to all Asian Pacific markets (excluding Australia, New Zealand China, Japan, Hong Kong, Singapore, India, and Korea, which have separate market policies). Currently this includes Thailand, Malaysia, the Philippines, Indonesia, Pakistan, Bangladesh, Sri Lanka, Vietnam, and Papua New Guinea. Any Asian Pacific markets added to ISS coverage would likely be included under this regional policy.

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

►   General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Generally vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the accounts presented or the audit procedures used;

› The auditors are being changed without explanation; or

› Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.

Appointment of Internal Statutory Auditors

►   General Recommendation: Generally vote for the appointment or (re)election of statutory auditors, unless:

› There are serious concerns about the statutory reports presented or the audit procedures used;

› Questions exist concerning any of the statutory auditors being appointed; or

› The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

►   General Recommendation: Generally vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

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Stock (Scrip) Dividend Alternative

►   General Recommendation: Generally vote for most stock (scrip) dividend proposals.

Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Change in Company Fiscal Term

►   General Recommendation: Generally vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

►   General Recommendation: Generally vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

►   General Recommendation: Vote against other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Generally vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests; or

› The board fails to meet minimum corporate governance standards.

Generally vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

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For Malaysia and Thailand, vote for the election of a board-nominated candidate unless:

› He/she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/she is an executive director serving on the audit, remuneration, or nomination committees; or

› He/she is a non-independent director nominee and the board is less than one-third independent under ISS classification of directors.

In making these recommendations, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder who is integral to the company.

For Bangladesh and Pakistan, vote for the election of a board-nominated candidate unless:

› The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/ she is an executive director serving on the audit, remuneration, or nomination committees.

For Sri Lanka, vote for the election of a board-nominated candidate unless:

› The nominee has attended less than 75 percent of board meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/ she is an executive director serving on the audit, remuneration, or nomination committees; or

› He/ she is a non-independent director nominee and independent directors represent less than the higher of two independent directors or one-third of the board.

For Philippines, vote for the election of a board-nominated candidate unless:

› He/ she has attended less than 75 percent of board and key committee meetings over the most recent year, without satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies;

› The director has served on the board for less than a year; and

› Missing only one meeting (when the total of all meetings is three or fewer).

› He/she is a non-independent director nominee and independent directors represent less than the higher of three independent directors or one-third of the board.

In making these recommendations, ISS generally will not recommend against the election of a CEO/president, executive chairman, or founder who is integral to the company.

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Asia Pacific Region Proxy Voting Guidelines

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote against the election of directors at all companies if the name(s) of the nominee(s) is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS Asia-Pacific Regional Classification of Directors on the following page.]

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Asia Pacific Region Proxy Voting Guidelines

Classification of Directors

Executive Director

› Employee or executive of the company or a wholly-owned subsidiary of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a shareholder of the company;

› Any director who is also an employee or executive of a significant[1] shareholder of the company;

› Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

› Government representative;

› Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD 10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

› Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;

› Relative[3] of a current employee or executive of the company or its affiliates;

› Relative[3] of a former employee or executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee or executive;

› Former employee or executive (five-year cooling off period);

› Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[6]

› Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] At least 10 percent of the company's stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for

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Asia Pacific Region Proxy Voting Guidelines

director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[6] For example, in Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

►   General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

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Asia Pacific Region Proxy Voting Guidelines

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Vote against proposals to indemnify external auditors.

Board Structure

►   General Recommendation: Generally vote for proposals to fix board size.

Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE

Share Issuance Requests General Issuances

►   General Recommendation: Generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Malaysia:

For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Generally vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

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Asia Pacific Region Proxy Voting Guidelines

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Generally vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

►   General Recommendation: Generally vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Generally vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

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Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Share Repurchase Plans

►   General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

› A repurchase limit of up to 10 percent of outstanding issued share capital;

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

› A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

› A duration of no more than 18 months.

In addition, vote against any proposal where:

› The repurchase can be used for takeover defenses;

› There is clear evidence of abuse;

› There is no safeguard against selective buybacks; and/or

› Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

►   General Recommendation: Generally vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

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►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

4. COMPENSATION

Compensation Plans

►   General Recommendation: Vote compensation plans on a case-by-case basis.

Director Compensation

►   General Recommendation: Generally vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.

Generally vote against proposals to introduce retirement benefits for non-executive directors.

5. REORGANIZATIONS/RESTRUCTURINGS

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

6. MERGERS AND ACQUISITIONS

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

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› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

7. MISCELLANEOUS AND OTHER PROPOSALS

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

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8. ANTITAKEOVER MECHANISMS

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

9. SHAREHOLDER PROPOSALS

►   General Recommendation: Vote shareholder proposals on a case-by-case basis.

Generally vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

10. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

►   General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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11. FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Foreign private issuers ("FPIs") are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

►   General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS' Asia-Pacific Regional Proxy Voting Guidelines.

All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Israel Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after September 1, 2017 Published January 18, 2017

Israel Proxy Voting Guidelines

1.	OPERATIONAL ITEMS	3
	Financial Results/Director and Auditor Reports	3
	Appointment of Auditors and Auditor Fees	3
	Allocation of Income	3
	Stock (Scrip) Dividend Alternative	3
	Amendments to Articles of Association	3
	Amend Quorum Requirements	3
2.	BOARD OF DIRECTORS	4
	Director Elections	4
	Contested Director Elections	6
	Director, Officer, and Auditor Indemnification and Liability Provisions	6
	Board Structure	6
3.	CAPITAL STRUCTURE	7
	Share Issuance Requests	7
	Increases in Authorized Capital	7
	Reduction of Capital	7
	Capital Structures	7
	Preferred Stock	7
	Debt Issuance Requests	8
	Pledging of Assets for Debt	8
	Increase in Borrowing Powers	8
	Reissuance of Repurchased Shares	8
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	8
4.	COMPENSATION	9
	Executive compensation-related proposals	9
	Non-Executive Director Compensation	10
	Equity-based Compensation Guidelines	10
5.	OTHER ITEMS	11
	Reorganizations/Restructurings	11
	Mergers and Acquisitions	11
	Mandatory Takeover Bid Waivers	11
	Reincorporation Proposals	11
	Expansion of Business Activities	11
	Related-Party Transactions	11
	Antitakeover Mechanisms	12
	Shareholder Proposals	12
6.	ENVIRONMENTAL AND SOCIAL ISSUES	13
	Global Approach to Voting on Environmental and Social Proposals	13

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Israel Proxy Voting Guidelines

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

In Israel, this is a non-voting item in which the company is submitting to shareholders the annual financial statements and the directors' reports.

Appointment of Auditors and Auditor Fees

►   General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

› There are serious concerns about the procedures used by the auditor;

› There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

› External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

› The name(s) of the proposed auditors has not been published;

› The auditors are being changed without explanation;

› Fees for non audit services exceed standard annual audit related fees (only applies to companies on the MSCI

EAFE index and/or listed on any country main index); or

› Audit fees are being reported together with tax / other fees.

In circumstances where fees for non audit services include fees related to significant one time capital structure events

(initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non audit fee" category, then such fees may be excluded from the non audit fees considered in determining the ratio of non audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.

Allocation of Income

►   General Recommendation: Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

►   General Recommendation: Vote for most stock (scrip) dividend proposals. Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

►   General Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Amend Quorum Requirements

►   General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

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2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Vote for management nominees in the election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› There are clear concerns over questionable finances or restatements;

› There have been questionable transactions with conflicts of interest;

› There are any records of abuses against minority shareholder interests; or

› The board fails to meet minimum corporate governance standards.

Vote for individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote against individual directors if repeated absences at board meetings have not been explained.

Vote against non-independent1 audit committee members.

Vote on a case-by-case basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

› Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

› Failure to replace management as appropriate; or

› Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

› A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

› Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

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1 See ISS Israel Classification of Directors.

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ISS Israel Classification of Directors

Executive Director

› Employee or executive of the company;

› Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

› Any director who is attested by the board to be a non-independent NED;

› Any director specifically designated as a representative of a significant shareholder of the company;

› Any director who is also an employee or executive of a significant shareholder of the company;

› Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

› Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent);

› Government representative;

› Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

› Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

› Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

› Relative[1] of a current or former executive of the company or its affiliates;

› A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

› Founder/co-founder/member of founding family but not currently an employee;

› Former executive (with five-year cooling off period);

› Defined as non-independent under article 245(a) of the the Israeli Companies Law 1999;Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

› Not classified as non-independent by ISS (see above);

› No material[5] connection, either directly or indirectly, to the company (other than a board seat) or a significant shareholder.

Employee Representative

› Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

►   General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders;

› Whether a takeover offer has been rebuffed;

› Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions:

(1) Have the proponents proved that board change is warranted? And

(2) if so, are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Director, Officer, and Auditor Indemnification and Liability Provisions

►   General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.

Board Structure

►   General Recommendation: Vote against the introduction of classified boards and mandatory retirement ages for directors.

Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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Israel Proxy Voting Guidelines

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

►   General Recommendation: Vote for issuance authorities with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote for issuance authorities without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

►   General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

►   General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

› The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

› The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

►   General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

Capital Structures

►   General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

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Israel Proxy Voting Guidelines

►   General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

►   General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

►   General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

►   General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.

Reissuance of Repurchased Shares

►   General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

►   General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

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Israel Proxy Voting Guidelines

4. COMPENSATION

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

Executive compensation-related proposals

►   General Recommendation: Vote case-by-case on management proposals seeking ratification of a company's executive compensation-related items. Vote against a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

1.1. Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3. Companies shall adequately disclose all elements of the compensation, including:

1.3.1. Any short- or long-term compensation component must include a maximum award limit.

1.3.2. Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3. Discretionary payments, if applicable.

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1. The structure of the company's short-term incentive plan shall be appropriate.

2.1.1. The compensation policy must notably avoid guaranteed or discretionary compensation.

2.1.2. The structure of the company's long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

2.1.3. Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2. The balance between short- and long-term variable compensation shall be appropriate

2.2.1. The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1. The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.1.1. There shall be a clear link between the company's performance and variable awards.

3.1.2. There shall not be significant discrepancies between the company's performance and real executive payouts.

3.1.3. The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4. Significant pay increases shall be explained by a detailed and compelling disclosure.

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Israel Proxy Voting Guidelines

3.2. Severance pay agreements must not be in excess of (i) 24 months' pay or (ii) any more restrictive provision pursuant to local requirements and/or market best practice.

3.3. Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

4. Maintain an independent and effective compensation committee:

4.1. No executives may serve on the compensation committee.

4.2. In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors.

►   General Recommendation: Generally vote for proposals to award cash fees to non-executive directors. Vote against where:

› Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

› Proposed amounts are excessive relative to other companies in the country or industry.

› The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

› Proposals introduce retirement benefits for non-executive directors.

Vote case-by-case where:

› Proposals include both cash and share-based components to non-executive directors.

› Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

►   General Recommendation: Vote for equity- based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value.

Vote against proposed equity grants:

› If the three-year average burn rate exceeds 1 percent and the total potential dilution from outstanding and proposed plans exceeds 10 percent.

› If the three-year average burn rate is equal to or below 1 percent and the total potential dilution from outstanding and proposed plans exceeds 15 percent.

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Israel Proxy Voting Guidelines

5. OTHER ITEMS

Reorganizations/Restructurings

►   General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

►   General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

› Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

› Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

› Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

› Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

› Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

►   General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

►   General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

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Israel Proxy Voting Guidelines

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors (where provided);

› The views of an independent financial adviser (where appointed);

› Whether any entities party to the transaction (including advisers) is conflicted; and

› The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

►   General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

►   General Recommendation: Vote all shareholder proposals on a case-by-case basis.

Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Israel Proxy Voting Guidelines

6. ENVIRONMENTAL AND SOCIAL ISSUES

Global Approach to Voting on Environmental and Social Proposals

►   General Recommendation: Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

› If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

› The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

› If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

› If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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United Kingdom and Ireland Proxy Voting Guidelines Benchmark Policy Recommendations Effective for Meetings on or after February 1, 2018 Published January 15, 2018

United Kingdom and Ireland Proxy Voting Guidelines

INTRODUCTION		4
	Application of this policy	5
	Voting disclosure and the response to significant shareholder dissent	5
	Coverage universe	6
	Smaller companies	6
	Investment companies	6
1.	OPERATIONAL ITEMS	7
	Accept Financial Statements and Statutory Reports	7
	Amendments to the Articles of Association	7
	Amendments to Articles to allow Virtual Meetings	7
	Approve Final Dividend	7
	Appointment of External Auditors	8
	Authorise Board to Fix Remuneration of Auditors	8
2.	BOARD OF DIRECTORS	9
	Director Elections	9
	Other resolutions	10
	Controlling shareholders	10
	Board independence classification	10
	Tenure	11
	Board and committee composition	11
	Combined Chairman and CEO	12
	Election of a Former CEO as Chairman	12
	Contested Director Elections	13
3.	REMUNERATION	14
	Remuneration Policy	15
	Remuneration Report	19
	Approval of a new or amended LTIP	22
4.	CAPITAL STRUCTURE	23
	Authorise Issue of Equity with and without Pre-emptive Rights	23
	Authorise Market Purchase of Ordinary Shares	24
5.	OTHER ITEMS	24
	Mergers and Acquisitions	24
	Related-Party Transactions	25
	Mandatory Takeover Bid Waivers	25
	Reincorporation Proposals	26
	Authorise the Company to Call a General Meeting with Two Weeks' Notice	26
	Authorise EU Political Donations and Expenditure	26
	Shareholder Proposals (ESG)	27
6.	SMALLER COMPANIES	28

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	Accept Financial Statements and Statutory Reports	28
	Authorise Board to Fix Remuneration of Auditors	28
	Director Elections	29
	Board independence classification	29
	Board and Committee Composition	29
	Election of a Former CEO as Chairman	30
	Authorise Issue of Equity without Pre-emptive Rights	30
	Remuneration Policy Resolutions	30
	Remuneration Report Resolutions	30
7.	INVESTMENT COMPANIES	32
	Director Elections	32
	Board independence classification	32
	Board and committee composition	32
	Authorise Issue of Equity without Pre-emptive Rights	33
	Remuneration	33
	Continuation of Investment Trust	33
8.	OTHER POINTS TO NOTE	34
	Board Diversity	34
	Board Director acts as Company Secretary	34
9.	APPENDIX	35
	Good practice guidance referenced in this policy	35

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United Kingdom and Ireland Proxy Voting Guidelines

INTRODUCTION

ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (formerly known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association, and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.

The "comply or explain" approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.)

The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.

Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS’ Global Voting Principles1 include four key tenets – accountability, stewardship, independence, and transparency – which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:

Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship - A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

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1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

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United Kingdom and Ireland Proxy Voting Guidelines

These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

Application of this policy

This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on the Channel Islands Securities Exchange.

This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.

Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.

Voting disclosure and the response to significant shareholder dissent

Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.

The UK Corporate Governance Code states that when, in the opinion of the board, a significant proportion of votes have been cast against a resolution at any general meeting, the company should explain when announcing the results of voting what actions it intends to take to understand the reasons behind the vote result. The FRC does not include a threshold for significant dissent, and market practice is bound to evolve in this area. However, many investors will use the 20 percent figure, initially suggested by the GC100 and Investor Group as a guideline for remuneration concerns, as a threshold for identifying significant issues more generally, although there may be reasons why, for some companies and/or types of resolution, a higher or lower level might be more appropriate.

In a feedback statement issued in 2014, the FRC clarified that it was not the intention that votes withheld should be included, although other market participants such as the Pensions and Lifetime Savings Association are of the view that dissent should be taken to mean both active abstentions and votes against. The GC100 and Investor Group advises that, although “votes withheld” (abstentions) are not votes in law, companies may wish to consider viewing votes withheld (or in combination with votes against) exceeding 20 percent as indicating a low level of support from investors that they would wish to address, although this will depend on the company concerned. Across other markets globally, ISS sees a consensus emerging with a figure somewhere in the range 20 percent to 30 percent consistently seen as a threshold for significant dissent.

Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. As a starting point, dissent of 20 percent or more will generally be used as

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the trigger for this analysis. In certain circumstances, ISS may recommend a vote against the relevant resolution at a future general meeting if the company has not explained its reaction to the dissent.

Coverage universe

For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment trusts. Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.

Smaller companies

Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies.

The Pensions and Lifetime Savings Association's current guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.

ISS applies its approach to smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies

The voting guidelines formerly issued by the NAPF for investment companies are the historic source of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.

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1. OPERATIONAL ITEMS

Accept Financial Statements and Statutory Reports

►   General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› There has been an accounting fraud or material misstatement during the year.

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.

Amendments to the Articles of Association

►   General Recommendation: Vote case-by-case on amendments to the articles of association.

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.

When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.

As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company’s articles should not be ‘bundled’ into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.

Amendments to Articles to allow Virtual Meetings

►   General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.

While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.

Approve Final Dividend

►   General Recommendation: Generally vote for proposals to approve the final dividend, unless:

› The payout is excessive given the company's financial position.

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3 The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item.

Appointment of External Auditors

►   General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:

› There are serious concerns about the procedures used by the auditor; or

› The auditors are being changed without explanation;

It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.

In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chairman of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.

Where the auditor has resigned, the resignation letter should be posted on the company’s website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.

Authorise Board to Fix Remuneration of Auditors

►   General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:

› Fees for non-audit services routinely exceed standard audit-related fees.

While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 75 percent.

Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "other fees" in the annual report, ISS expects that the company will disclose the nature of these services.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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2. BOARD OF DIRECTORS

Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for further details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

An appropriate level of biographical detail should include a statement of a director’s other directorships and responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.

Overboarding

Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:

› Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.

› Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.

When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees.

CEOs and Chairmen

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held but the chair position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.

Attendance

In terms of considering attendance, ISS may recommend against the re-election of a director if, in the absence of a suitable explanation, attendance at board and committee meetings has been lower than 75 percent for two or more consecutive years. This applies to all directors, not just those with multiple outside directorships.

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Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for material failures of governance, stewardship, or risk oversight.

Other resolutions

Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chairman or a committee chairman. Resolutions which take this approach are listed below:

› Appointment of external auditors

› Authorise board to fix remuneration of auditors

› Board and committee composition

› Remuneration policy and remuneration report

Other relevant issues

In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

› Representatives of a controlling shareholder where no relationship agreement is in place

› Board independence classification

› Tenure

Controlling shareholders

Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must now be approved by a normal ordinary resolution and separately approved by the minority shareholders. Both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s). Details of the relationship with the controlling shareholder should be disclosed to investors.

Board independence classification

ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.

The chairman may be either a non-executive or an executive, although the designation of an executive chairman could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.

The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chairman is assessed on appointment.

►   General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non-independent if one (or more) of the issues listed below apply.

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In line with the UK Corporate Governance Code:

› Has been an employee of the company or group during the last FIVE years;

› Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

› Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

› Has close family ties with any of the company's advisers, directors or senior employees;

› Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or

› Represents a significant shareholder.

In addition:

› Is attested by the board to be a non-independent non-executive director;

› Is a former board chairman;

› Has a substantial personal shareholding of ≥ 1 per cent ; or

› Tenure (see next section).

Tenure

On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.

Board and committee composition

►   General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:

› The company discloses details of how the issue of concern will be resolved by the next AGM.

Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.

The re-election of a board chairman who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.

Discussion

ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code's requirements and they do not sit on the Audit and Remuneration committees.

For companies in the FTSE 350, in line with the Code, at least half the board excluding the chairman should comprise non-executive directors determined by the board to be independent. The audit committee should comprise at least three non-executive directors, and all members should be independent. The company chairman should not be a

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member of the audit committee. The remuneration committee should also comprise at least three non-executive directors and again, all members should be independent. In addition, the company chairman may also be a member of, but not chair the remuneration committee if he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

Companies in the FTSE All Share below the FTSE 350 should have at least two independent non-executive directors on the board, not including the company chairman. The board should establish audit and remuneration committees with at least two members on each committee, all of whom should be independent non-executive directors. The company chairman may be a member of, but not chair, of either committee in addition to the independent non-executive directors, provided he or she was considered independent on appointment as chairman. A majority of the nomination committee should be independent non-executive directors.

For all companies in the FTSE All Share (excluding investment trusts), the independence of the company chairman is assessed on appointment. Following his/her appointment, the chairman is considered separately to the other directors. The chairman may sit on certain board committees (as noted above) but ISS' policy is to expect a minimum level of representation of independent non-executives on the committees.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chairman may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.

Combined Chairman and CEO

►   General Recommendation: Generally vote against a director who combines the CEO and chairman roles, unless:

› The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.

Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chairman and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chairman “bridges the gap” between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chairman and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.

In some circumstances an executive chairman may be considered to effectively combine the chairman and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.

Election of a Former CEO as Chairman

►   General Recommendation: Generally vote against the election of a former CEO as chairman, unless:

› The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

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The succession of the CEO to chairman is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.

Contested Director Elections

►   General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:

› Company performance relative to its peers;

› Strategy of the incumbents versus the dissidents;

› Independence of directors/nominees;

› Experience and skills of board candidates;

› Governance profile of the company;

› Evidence of management entrenchment;

› Responsiveness to shareholders; and

› Whether minority or majority representation is being sought.

When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.

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3. REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:

› Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;

› Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;

› Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;

› Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and

› Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.

While ISS' approach to remuneration is informed by the Pensions and Lifetime Savings Association's voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors' Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. In addition, for a number of years, ISS has supplemented these other sources with its own remuneration guidelines.

Discussion

Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long-term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chairman of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.

A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.

Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.

Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.

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In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:

(1) How far the proposals are consistent with the good practice principles set out in these voting guidelines;

(2) The linkage between the proposals and the company's strategic objectives;

(3) Whether or not the proposals have an appropriate long-term focus;

(4) The extent to which the proposals help simplify executive pay; and

(5) The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.

Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.

Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.

Remuneration in the banking sector

The amendments to the Capital Requirements Directive limit the ratio between variable and fixed remuneration for certain key bank staff to 1:1, unless shareholders approve a higher ratio (up to a maximum of 2:1). ISS will consider banks' remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.

Remuneration Policy

►   General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:

› The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;

› The company's approach to fixed remuneration is appropriate;

› The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

› Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

› Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, and vesting levels are in line with UK good practice;

› Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

› The shareholding requirement for executive directors is a minimum of 200 percent of base salary;

› Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

› Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

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› The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

› The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

› There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date	The GC100 and Investor Group guidance states that investors are generally in favour of
of the policy	the remuneration policy coming in to effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.
Base salaries	The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company (for example, a percentage of salary).
Benefits and pensions	Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The maximum participation level should be stated, and not be uncapped.
Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. The Investment Association Principles note the pension provision for executives should, where possible, be in line with the general approach to the employees as a whole. No element of variable pay should be pensionable.
Annual bonus	As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.
The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. In cases where a remuneration committee increases the maximum bonus opportunity, the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to another should be fully explained. ISS does not typically support uncapped bonus schemes.

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Policy component	Good market practice
Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period.
Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.
Long-term incentive	In line with the Investment Association Principles, scheme and individual participation
plans (LTIPs)	limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum.
Performance periods longer than three years and compulsory post-vesting holding periods are encouraged. Firms should avoid operating multiple long-term schemes.
ISS does not typically support uncapped LTIPs in line with the Code recommendation that upper limits should be set and disclosed. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.
Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The
Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.
ISS looks to see vesting levels at generally no more than 25 percent for threshold performance unless there are special reasons to support such as low positioning of salaries and LTI awards and relatively stretching targets at threshold. On the other hand, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary. Other issues will be taken into account such as how challenging the threshold targets are, and the positioning of salaries and remuneration levels in general.
Vesting should not occur for below median performance.
Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured, but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.
Malus and/or clawback	Malus means to forfeit some or all of a variable remuneration award before it has vested, while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. When designing schemes of performance-related remuneration for executive directors, the Code states that schemes should include provisions that would enable the company to recover sums paid or withhold the payment of any sum, and specify the circumstances in which the committee considers it would be appropriate to do so. The Pensions and Lifetime Savings Association advises that such

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Policy component	Good market practice
provisions should not be restricted solely to material misstatements of the financial statements.
Good leavers	Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment
Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.
In other circumstances of cessation of employment, some portion of the award may vest, but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.
Change of control	The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.
Shareholding	The Code advises that the remuneration committee should consider requiring directors to
requirement	hold a minimum number of shares. The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.
Executive directors'	Executive directors should have service contracts in place with notice periods set at one
service contracts,	year or less. If it is necessary to offer longer notice or contract periods to new directors
including exit payments	recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.
Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-
term awards should be pro-rated for time and performance. Guidance from the
Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.
Arrangements for new	The GC100 and Investor Group suggests that companies may wish to consider a
joiners	statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-
on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.
Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer.
Remuneration policies will be opposed if the door is left open to potential "golden hellos"
or other non-performance related awards which do not clearly align with shareholders'
interests.

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Policy component	Good market practice
Discretion	Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.
Non-executive director	Additional remuneration, other than fees, including participation in a share option
pay	scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.
All-employee schemes	ISS generally supports all-employee schemes, such as Save As You Earn (SAYE) schemes and Share Incentive Plans (SIPs) as a way of promoting employee ownership. ISS follows the Investment Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report

►   General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company's remuneration practices, paying particular attention as to whether:

› Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

› The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

› Performance targets are measured over an appropriate period and are sufficiently stretching;

› Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

› Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

› Any special arrangements for new joiners were in line with good market practice;

› The remuneration committee exercised discretion appropriately; and

› There are no issues in the report which would be of concern to shareholders.

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4 Definition of Pay-for-Performance Evaluation:

ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

  Peer Group Alignment:

  ✓  The degree of alignment between the company's annualised TSR rank and the CEO's annualised total pay rank within a peer group, each measured over a three-year period.

  ✓   The multiple of the CEO's total pay relative to the peer group median.

  Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

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Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an ‘Against” vote recommendation.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.

The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

Report component	Good market practice
Base salaries, benefits and	Remuneration committees are required to justify salary levels and increases in
pensions	basic salary with reference to their remuneration policy.
Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company. The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.
Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.
The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment.
Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the Remuneration Report
Annual bonus	The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.
There is an increasing expectation among investors that bonus targets will be disclosed retrospectively. Targets for both financial and non-financial targets should be disclosed in an appropriate level of detail, preferably with a full target range (e.g. threshold, target and maximum) set out. If a remuneration committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. ISS may recommend a vote against a remuneration report where bonus targets are not disclosed retrospectively, and there is no commitment to disclosure in the future. It is now standard

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Report component	Good market practice
market practice for retrospective disclosure to be provided no more than one year after the end of the relevant performance year. Where consideration of commercial sensitivities may prevent a fuller disclosure of specific short-term targets at the start of the performance period, shareholders expect to be informed of the main performance parameters, both corporate and personal.
The payment of a ‘one-off’ special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.
Long-term incentive plans (LTIPs)	Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.
When assessing the awards which vested, the Investment Association
Principles advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.
For awards granted in the year under review, the Investment Association
Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.
In this regard, the vesting levels for threshold and on target performance should be in line with market norms, with threshold vesting generally being no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.
Dilution limits	The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.
The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10 percent of the issued ordinary share capital, adjusted for share issuance and cancellation, in any rolling 10 year period.
Commitments to issue new shares or re-issue treasury shares under executive
(discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10 year period.

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Report component	Good market practice
Any exit payments to departing	Exit payments to departing directors should not go beyond those to which the
directors	director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. "Good leaver" treatment should only apply to those who are genuinely good leavers. Appropriate pro-rating should be applied to outstanding long-term share awards.
Arrangements for new joiners	For new joiners, where an executive is appointed at an 'entry-level' salary-
point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g. sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.
Pay for new joiners during a year should match the period of the year for which they served.
The pay of the NEDs	Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce.
The company's disclosure as to the	The annual remuneration report must name any person who provided
use of remuneration consultants	material advice or services to a relevant committee in the reported year, and set out additional details in respect of some of them. The GC100 and Investor
Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.
Discretion	In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Approval of a new or amended LTIP

►   General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:

› The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;

› The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;

› Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;

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› The maximum payout is capped;

› The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.

› The LTIP is in line with the current remuneration policy;

› Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;

› The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;

› The company is operating within the dilution limits of the company's share-based incentive schemes; and

› There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a flagged ‘For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.

The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.

4. CAPITAL STRUCTURE

Authorise Issue of Equity with and without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

ISS will generally support resolutions seeking authorities in line with the Investment Association's Share Capital Management Guidelines and the Pre-Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.

Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority during the year - for example, by issuing shares up to 10 percent for purposes other than set out in the

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5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx

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guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous AGM - is likely to receive a negative recommendation on the authority at the following AGM.

In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.

Authorise Market Purchase of Ordinary Shares

►   General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:

› The authority requested exceeds the levels permitted under the Listing Rules; or

› The company seeks an authority covering a period longer than 18 months.

AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

5. OTHER ITEMS

Mergers and Acquisitions

►   General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.

When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Factor	Approach
Valuation	Is the value to be received by the target shareholders, or paid by the acquirer, reasonable?
While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.
Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.

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6 A "cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

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Factor	Approach
Strategic rationale	Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
Management should also have a favourable track record of successful integration of historical acquisitions.
Conflicts of interest	Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.
Governance	Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions

►   General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:

› The parties on either side of the transaction;

› The nature of the asset to be transferred/service to be provided;

› The pricing of the transaction (and any associated professional valuation);

› The views of independent directors, where provided;

› The views of an independent financial adviser, where appointed;

› Whether any entities party to the transaction, including advisers, are conflicted; and

› The stated rationale for the transaction, including discussions of timing.

In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.

The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.

Mandatory Takeover Bid Waivers

►   General Recommendation: Generally vote against mandatory takeover bid waivers.

The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent "creeping acquisitions" and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.

When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders’ meeting. Waivers are usually sought where a company

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proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.

In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.

Reincorporation Proposals

►   General Recommendation: Vote reincorporation proposals on a case-by-case basis.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.

Authorise the Company to Call a General Meeting with Two Weeks' Notice

►   General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.

Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.

The UK Corporate Governance Code was updated in 2014 to recommend that notices for general meetings (other than AGMs) should be sent to shareholders at least 14 working days before the meeting.

Authorise EU Political Donations and Expenditure

►   General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:

› The company made explicit donations to political parties or election candidates during the year under review;

› The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or

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› No cap is set on the level of donations.

Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of ‘political’ under the Companies Act 2006.

Shareholder Proposals (ESG)

ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues.

►   General Recommendation: Vote on all environmental, social and governance proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and whether:

› The issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

› The company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

› The proposal's request is unduly burdensome, in terms of scope, timeframe or cost, or overly prescriptive, and how it compares with any industry standard practices for addressing the issue(s) raised by the proposal;

› Sufficient information is currently available to shareholders from the company or from other publicly available sources, if the proposal requests increased disclosure or greater transparency; and

› Implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

While a variety of factors are incorporated into each analysis, the overall principle guiding all vote recommendations is to focus on how the proposal may enhance or protect the position of shareholders in both the short-term and long-term.

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6. SMALLER COMPANIES

ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.

Accept Financial Statements and Statutory Reports

►   General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› There has been an accounting fraud or material misstatement during the year.

As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:

› The identity of all the directors, their board roles, committee memberships and independence classification;

› List of major shareholders; and

› Attendance at board and committee meetings.

In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:

› Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)

› Absence of regular re-election for all directors (once every three years at a minimum); and

› Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.

Authorise Board to Fix Remuneration of Auditors

►   General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:

› Fees for non-audit services routinely exceed standard audit-related fees.

Where the ratio of non-audit fees to audit fees has been over 100 per cent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chairman of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.

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Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

Discussion

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chairman, may still be considered independent.

The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition

The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that the board should include a minimum of two independent non-executive directors. The audit and remuneration committees should be fully independent, and should include a minimum of two independent non-executives. For the board and the audit and remuneration committees, the board chairman cannot count as one of the independent directors. The majority of the members of the nomination committee should be independent.

The chairman may sit on all committees provided that he/she continues to be considered independent.

For companies listed on AIM, and for other companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only,7 and half the members of the nomination committee need to be independent.

For all companies, executive directors should not serve on the audit or remuneration committees.

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7 This position will be reflected in ISS vote recommendations from February 2018. Until then, and in line with ISS' previous policy position, a negative voting recommendation will not be applied to AIM companies which have at least a majority of independent non-executive directors sitting on the audit and remuneration committees, respectively.

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If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chairman may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board's corporate governance arrangements.

Election of a Former CEO as Chairman

Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chairman, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.

Authorise Issue of Equity without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year.

Remuneration Policy Resolutions

►   General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:

› Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;

› Vesting of incentive awards is not conditional on the achievement of performance hurdles;

› Re-testing is allowed throughout the performance period; or

› There are any other serious issues with the policy when measured against good market practice.

Remuneration Report Resolutions

►   General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:

› Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;

› NEDs have received performance-related pay during the year under review;

› Options have been re-priced during the period under review;

› Re-testing is allowed throughout the performance period;

› Share awards granted to executive directors during the year under review feature a performance period of less than three years; or

› There are any other serious issues with the report when measured against good market practice.

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The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. In contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.

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7. INVESTMENT COMPANIES

The voting guidelines previously issued by the NAPF (now the Pensions and Lifetime Savings Association) form the basis of our benchmark recommendations for investment trusts and venture capital trusts; these guidelines also refer to the key principles of the AIC Code.

Investment companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio. The majority of trusts are externally-managed, but some investment trusts are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.

Director Elections

►   General Recommendation: Generally vote for the election or re-election of directors, unless:

› Adequate disclosure has not been provided in a timely manner;

› The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or

› There are specific concerns about the individual, such as their ability to commit sufficient time to the role.

Board independence classification

In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chairman's re-election.

Board and committee composition

Whether executive directors are present or not, at least half of the board should comprise independent NEDs.

The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.

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The chairman may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which should review the manager’s performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.

Authorise Issue of Equity without Pre-emptive Rights

►   General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:

› The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

› The routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Share issuance proposals which involve the issue of C shares will be considered using the above guidance.

Remuneration

Remuneration resolutions are typically not contentious at externally-managed investment trusts. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).

Continuation of Investment Trust

►   General Recommendation: Generally vote the continuation resolution as described below:

› ISS will vote for when the board has tabled the resolution to comply with the requirement in the trust's articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;

› If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.

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8. OTHER POINTS TO NOTE

Board Diversity

ISS research includes commentary on the company's approach to diversity. The Pensions and Lifetime Savings Association expects companies to include a description of the board’s policy on diversity, including professional, international and gender diversity, any measurable objectives that it has set for implementing the policy, and progress on achieving the objectives.

Board Director acts as Company Secretary

The Code states that the company secretary should be responsible for advising the board through the chairman on all governance matters, and investors typically expect this role to be filled by a non-board member.

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9. APPENDIX

Good practice guidance referenced in this policy

The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:

The AIC Code of Corporate Governance (2016) http://www.theaic.co.uk/sites/default/files/hidden-files/AICCodeofCorporateGovernanceJUL16_0.pdf

Executive Remuneration Working Group Final Report (2016) http://www.theinvestmentassociation.org/assets/files/press/2016/ERWG%20Final%20Report%20July%202016.pdf

The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2016) http://uk.practicallaw.com/groups/uk-gc100-investor-group

The Investment Association Principles of Remuneration (2018) https://www.ivis.co.uk/media/13548/Principles-of-Remuneration-2018.pdf

The Investment Association Share Capital Management Guidelines (2016) https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf

The ISS Global Principles on Executive and Director Compensation https://www.issgovernance.com/file/policy/europe-proxy-voting-guidelines.pdf

The ISS Global Voting Principles http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/

Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines 2016/17 (2017) https://www.plsa.co.uk/portals/0/Documents/0611-Voting-%20Guidelines-%202016-17.pdf

The Pre-Emption Group – Disapplying Pre-emption Rights – A Statement of Principles (2015) http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf

The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2013) http://www.theqca.com/shop/guides/70707/corporate-governance-code-for-small-and-midsize-quoted-companies-2013.thtml

Hermes EOS, NAPF and others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013) https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing%20_lo ngterm_business_success_nov2013.pdf

The UK Corporate Governance Code (2016) https://frc.org.uk/getattachment/ca7e94c4-b9a9-49e2-a824-ad76a322873c/UK-Corporate-Governance-Code-April-2016.pdf

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